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As filed with the Securities and Exchange Commission on October 17, 2013

Securities Act File No. 333-190952

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/X/ Pre-Effective Amendment No. 1

/ / Post-Effective Amendment No.

Lazard Alternative Strategies 1099 Fund

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112-6300

(Address of principal executive offices) (Zip code)

(212) 632-6000

(Registrant’s telephone number, including area code).

30 Rockefeller Plaza

New York, New York 10112-6300

(212) 632-6000

(Name and address of agent for service)

Copy to:

Kenneth S. Gerstein, Esq.
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Shares of Beneficial Interest of Lazard Alternative Strategies 1099 Fund	$60,000,000.00(2)	$8,184.00(3)

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(2) Previously registered.

(3) Previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

--- C O N T E N T S ---

This Registration Statement includes the following:

1.	Facing Page

2.	Contents Page

3.	Letter to Members

4.	Notice of Special Meeting of Members

5.	Part A – Prospectus/Proxy Statement

6.	Part B – Statement of Additional Information

7.	Part C – Other Information

8.	Signatures

9.	Exhibits
2

PROXY MATERIALS

Lazard Alternative Strategies Fund, L.L.C.

30 Rockefeller Plaza
New York, New York 10112-6300

Dear Member:

We are writing to you to ask for your vote on an important matter that relates to your investment in Lazard Alternative Strategies Fund, L.L.C. (“LAS”). In this regard, members of LAS (“Members”) are being asked to approve an Agreement and Plan of Acquisition (the “Plan”) pursuant to which LAS will be reorganized into Lazard Alternative Strategies 1099 Fund (the “1099 Fund” and together with LAS, the “Funds”). If the Plan is approved by Members, LAS will transfer all of its assets to the 1099 Fund and the 1099 Fund will assume all of the liabilities of LAS reflected on LAS’s statement of assets and liabilities. In exchange, the 1099 Fund will deliver to LAS shares of beneficial interest in the 1099 Fund with a net asset value equal to the net asset value of LAS’s assets (net of any assumed liabilities) as determined immediately before the transaction (“1099 Fund Shares”). This exchange will be followed by the distribution of the 1099 Fund Shares to Members in liquidation of their interests in LAS. If Members of LAS approve the Plan and certain conditions are met, the acquisition of LAS by the 1099 Fund (the “Reorganization”) is expected to occur on or about December 31, 2013.

LAS and the 1099 Fund are both closed-end management investment companies and have substantially identical investment objectives. The Funds also have substantially similar investment strategies. LAS pursues its investment objective through the allocation of capital for the investment in private investment funds managed by select alternative asset managers. The 1099 Fund also pursues its investment objective by investing in private investment funds.

You will not incur any sales loads or other transaction charges as a result of the Reorganization. Additional information about the investment objectives and policies of the Funds and additional details about the Plan and the Reorganization are contained in the attached combined Prospectus/Proxy Statement.

The Board of Managers of LAS (the “Board”) has approved the Plan and believes that consummation of the Reorganization would be in the best interests of LAS and its Members. The Board recommends that you vote to approve the Plan.

Please read the enclosed proxy materials and consider the information provided carefully. Your vote is important to us. A prompt response on your part will help to ensure that your views are represented. If you have questions about the proposal, please call (toll-free) (800) 823-6300, or call your financial advisor or other financial representative.

Sincerely yours,

/s/ John Reinsberg

John Reinsberg

Principal Manager, Lazard Alternative Strategies Fund, L.L.C.

October [23], 2013

Included in the booklet is information about the upcoming meeting of LAS Members (the “Special Meeting”):

•	A Notice of Special Meeting, which summarizes the issues on which you are being asked to vote;

•	A Prospectus/Proxy Statement for the Special Meeting, which provides more detailed information about the Reorganization and the 1099 Fund; and

•	Your voting instructions card (proxy card) and postage-paid return envelope.
-ii-

Lazard Alternative Strategies Fund, L.L.C.

30 Rockefeller Plaza
New York, New York 10112-6300

NOTICE OF SPECIAL MEETING OF MEMBERS

To the Members of Lazard Alternative Strategies Fund, L.L.C. (“LAS”):

A Special Meeting of Members of LAS will be held on November 26, 2013 at 3:00 p.m. Eastern time, at 30 Rockefeller Plaza, New York, New York 10112-6300 (the “Special Meeting”), to vote on the following:

1. Approval of an Agreement and Plan of Acquisition pursuant to which: (i) LAS will transfer of all of its assets to Lazard Alternative Strategies 1099 Fund (the “1099 Fund”) in exchange for shares of beneficial interest in the 1099 Fund and the assumption by the 1099 Fund of all of the liabilities of LAS reflected on LAS’s statement of assets and liabilities; and (ii) the distribution of the 1099 Fund shares to members of LAS in complete liquidation of their interests in LAS; and

2. Any other business that properly comes before the Special Meeting.

Only members of record of LAS as of the close of business on October 1, 2013 are entitled to receive this notice and vote at the Special Meeting. Whether or not you expect to attend the Special Meeting, please complete and return the enclosed voting instruction card (proxy card).

By Order of the Board of Managers,

/s/ John Reinsberg

John Reinsberg

Principal Manager

**

PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY AUTOMATED TELEPHONE OR VIA THE INTERNET AT WWW.PROXYVOTE.COM SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

October [23], 2013

-iii-

Prospectus/Proxy Statement
October [23], 2013

Acquisition of:	By:

Lazard Alternative Strategies Fund, L.L.C.	Lazard Alternative Strategies 1099 Fund
30 Rockefeller Plaza	30 Rockefeller Plaza
New York, New York 10112-6300	New York, New York 10112-6300

This Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”) relates to the proposed acquisition, pursuant to an Agreement and Plan of Acquisition (the “Plan”), of Lazard Alternative Strategies Fund, L.L.C. (“LAS”) by Lazard Alternative Strategies 1099 Fund (the “1099 Fund” and together with LAS, the “Funds”) (the “Reorganization”). The Reorganization will involve the following steps:

(1) the transfer of all of the assets of LAS to the 1099 Fund in exchange for the assumption by the 1099 Fund of all of the liabilities of LAS reflected on LAS’s statement of assets and liabilities and the delivery to LAS of shares of beneficial interest in the 1099 Fund with a net asset value equal to the value of the assets transferred to the 1099 Fund, net of the liabilities assumed by the 1099 Fund (“1099 Fund Shares”) (all as determined immediately before the Reorganization); and

(2) the pro rata distribution of the 1099 Fund Shares by LAS to the members of LAS as of the effective date of the Reorganization in complete liquidation of their interests in LAS.

As a result of the Reorganization, members of LAS (each, a “Member” and collectively, the “Members”) will receive 1099 Fund Shares. The total net asset value of the 1099 Fund Shares that you will receive in the Reorganization will be the same as the total net asset value of the interest in LAS that you held immediately before the Reorganization. A copy of the Plan is attached to this document as Appendix A.

LAS, a Delaware limited liability company, and the 1099 Fund, a Delaware statutory trust, are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified management investment companies. LAS and the 1099 Fund are collectively referred to as the “Funds,” and each is referred to individually as a “Fund.” Each Fund is managed by Lazard Alternatives, LLC (the “Investment Adviser”). The Investment Adviser is a subsidiary of Lazard Asset Management LLC (“Lazard”), which is a wholly-owned subsidiary of Lazard Ltd. The principal business address of the Investment Adviser is 30 Rockefeller Plaza, New York, New York 10112-6300.

The Board of Managers of LAS (the “LAS Board”) has determined that the Reorganization is in the best interests of LAS and Members and approved the Plan at a meeting held on August 28, 2013. Consummation of the Reorganization is subject to various conditions, including the approval of the Plan by Members. Thus, the LAS Board has called for a Special Meeting of Members (the “Special Meeting”) to be held for the purpose of voting on the Plan.

The Special Meeting will be held at the offices of Lazard, which is located at 30 Rockefeller Plaza, New York, New York 10112-6300 on November 26, 2013 at 3:00 p.m. Eastern Time. The accompanying Notice of the Special Meeting and the proxy card, together with this Prospectus/Proxy Statement, are being mailed on or about October [23], 2013.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the Plan or investing in the 1099 Fund. Please read this Prospectus/Proxy Statement carefully and keep it for future reference. If there is anything you do not understand, please contact us at our toll-free number, (800) 823-6300, or call your financial advisor or other financial representative.

The Prospectus of the 1099 Fund, the acquiring fund, dated October [   ], 2013, as amended to date, and the most recent annual report of the 1099 Fund, including financial statements for the fiscal year ended March 31, 2013, both of which are incorporated by reference into this Prospectus/Proxy Statement, are enclosed with and are considered a part of this Prospectus/Proxy Statement and are intended to provide you with additional information about the 1099 Fund.

In addition, a statement of additional information relating to this Prospectus/Proxy Statement, dated October [23], 2013 (the “Reorganization SAI”), has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus/Proxy Statement. The Reorganization SAI is available without charge by calling (800) 823-6300, or by writing to the Funds at 30 Rockefeller Plaza, New York, New York 10112-6300.

Members may obtain free copies of any document incorporated by reference into this Prospectus/Proxy Statement, request other information or make inquiries by contacting their financial advisor or other financial representative or by calling (800) 823-6300. This information may also be obtained by contacting the SEC, as described below.

Important Notice Regarding the Availability of
Proxy Materials for the Special Meeting

The following materials and information relating to this Prospectus/Proxy Statement are available at www.proxyvote.com by entering the control number that appears on your proxy card: (i) the Prospectus/Proxy Statement and accompanying Notice of Special Meeting of Members; (ii) proxy cards and any other proxy materials; (iii) information on how to obtain directions to attend the Special Meeting in person; (iv) the Reorganization SAI; and (v) a copy of each Fund’s Annual Report to Members for the fiscal year ended March 31, 2013.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

1099 Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and, as a result, file reports and other information with the SEC. You may review and copy information about the Funds, including the Reorganization SAI, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

I.	QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION

The responses to the questions that follow provide an overview of key points typically of concern to Members considering a proposed reorganization of closed-end management investment companies. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details about the Plan and the Reorganization.

1.	What is being proposed?

Based on the recommendation of and information provided by the Investment Adviser, the LAS Board, including all of the members of the LAS Board who are not “interested persons” (as defined in the 1940 Act) of LAS or the Investment Adviser (the “Independent Managers”) is recommending that Members approve the Plan pursuant to which the Reorganization and related transactions under the Plan will be effected. For additional information about the Plan and the Reorganization as well as a discussion of the LAS Board’s deliberations, see Section II “The Proposal – Approval of Agreement and Plan of Acquisition.” If the Plan is approved by Members, all of the assets of LAS will be transferred to the 1099 Fund. In exchange, the 1099 Fund will issue and deliver to LAS 1099 Fund Shares with a value equal to the value of LAS’s assets (net of any assumed liabilities) and will also assume all of the liabilities of LAS reflected on LAS’s statement of assets and liabilities. Following the transfer, the 1099 Fund Shares received by LAS will be distributed to Members pro rata based on each Member’s percentage interest in LAS.

2.	What will happen to my interests in LAS as a result of the Reorganization?

In connection with the Reorganization, your interests in LAS will be exchanged for shares of the 1099 Fund. The total net asset value of the 1099 Fund Shares you receive will equal the total net asset value of your LAS interest determined immediately before the Reorganization.

3.	How do the Fund structures compare?

Although both LAS and the 1099 Fund are registered under the 1940 Act as closed-end management investment companies, only the 1099 Fund has registered the offering of its shares under the Securities Act of 1933, as amended (the “1933 Act”), and may thus publicly offer its shares. The Funds also differ in that LAS is a Delaware limited liability company that is taxed as a partnership for Federal income tax purposes while the 1099 Fund is a Delaware statutory trust that has elected to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). What this means for investors is that whereas any gains or losses of LAS flow through to Members and are reported on Schedule K-1, the 1099 Fund, as a RIC, declares income and realized gains as distributions and reports tax information to its shareholders on Form 1099.

4.	Why is the Reorganization being proposed?

The Investment Adviser proposed the Reorganization because of the decline in assets that LAS has experienced in recent years resulting from repurchases of interests from Members. In this regard, the Investment Adviser believes that assets of LAS are likely to decline further primarily due to the fact that LAS is taxed as a partnership and competes with funds like the 1099 Fund, which are taxed as RICs and provide simpler and more timely tax reporting to their investors on Form 1099. The Investment Adviser advised the LAS Board that, in its view, a further decline in assets of LAS would operate to increase LAS’s expense ratio (which would adversely affect Members) and could make it difficult for the Investment Adviser to implement effectively the investment program of LAS (if assets become too small to invest in a sufficient number of Portfolio Funds due to the minimum investment requirements imposed by Portfolio Funds), and could lead the Investment Adviser to recommend that the LAS Board approve the liquidation of LAS. In contrast, the Investment Adviser believes that the assets of the 1099 Fund will grow from new sales of shares and that it can be expected that the expense ratio of the 1099 Fund will decline as a consequence of this growth.

Based on the recommendation and information provided by the Investment Adviser, the Board approved the Plan and recommends that Members vote to approve the Plan. The Reorganization will allow Members to benefit from an investment in a larger combined fund, which has a substantially identical investment objective and substantially similar investment strategies as LAS with the potential for lower expenses than might exist if LAS were to continue to operate as a separate investment company. Additionally, as a RIC, the 1099 Fund reports tax information to investors on Form 1099, rather than on Schedule K-1 (as is the case for LAS). The Investment Adviser believes that the Reorganization will for this reason benefit Members by simplifying how they report income from their investment and will enable information to be reported earlier in each calendar year than is currently possible, which should obviate the need for Members to request extensions of the due date for filing their tax returns.

5.	Will the management of the 1099 Fund differ from the management of LAS?

The portfolio management teams for the 1099 Fund and LAS are comprised of the same individuals. Please see Section III “Information About the Funds – Management; Portfolio Management Team” for more information. In addition, the Board of Trustees of the 1099 Fund (the “1099 Board” and with the LAS Board, each, a “Board”) is comprised of the same persons as the LAS Board.

6.	How do the investment objectives, strategies, policies and restrictions, and the resulting investment performance, of the Funds compare?

LAS and the 1099 Fund, both non-diversified, closed-end management investment companies, have substantially identical investment objectives and are managed by the same portfolio management team employed by the Investment Adviser. LAS’s investment objective is long-term capital appreciation while the 1099 Fund’s investment objective is to achieve long-term capital appreciation. Both Funds are “funds of hedge funds” and generally pursue their investment objectives by investing in private investment funds commonly referred to as hedge funds (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

The 1099 Fund invests primarily in Portfolio Funds managed by the same Portfolio Managers that manage the Portfolio Funds held by LAS. However, in order to facilitate compliance with certain requirements of the Code applicable to RICs, the Portfolio Funds held by the 1099 Fund are generally organized in foreign jurisdictions and taxed as corporations for U.S. tax purposes, whereas the Portfolio Funds held by LAS are generally domestic Portfolio Funds that are organized in the U.S. and taxed as partnerships. The non-U.S. and domestic Portfolio Funds managed by the same Portfolio Managers typically have investment programs that are run in a substantially identical manner to each other, and, in many cases, the Funds invest in feeder funds that pursue their investment objectives by investing in a common master fund (meaning that the Funds are, in effect, investing in the same Portfolio Fund). However, the performance of the Funds has varied, and can be expected to vary, based on the timing of commencement of operations, cash flows in and out of the Funds and the Investment Adviser’s analysis of market conditions and attractiveness and availability of Portfolio Fund investments at the time of investment decisions. The financial highlights in Section III of this Prospectus/Proxy Statement provide some indication of each Fund’s risks by showing year-to-year changes in the performance of each Fund. Of course, a Fund’s past performance is not an indication of future performance.

It is expected that, if the Plan is approved, LAS will transfer its current investments in domestic Portfolio Funds into the offshore versions of such Portfolio Funds. The tax consequences of these transfers are discussed below under “What are the tax consequences of LAS redeeming from a Portfolio Fund prior to the Reorganization?”

For further information about the investment objectives and policies of the Funds, please see Section III “Information About the Funds – Comparison of Investment Objectives, Strategies, Policies and Risks” below.

Each Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the investment objectives of the Funds or any Portfolio Fund will be achieved or that their investment programs will be successful.

7.	How do the management fees and other expenses of the Funds compare, and what are they estimated to be following the Reorganization?

The following table summarizes the fees and expenses you may pay or bear when investing in each Fund, including the operating expenses of each Fund.

Expenses for each Fund are based on amounts incurred during each Fund’s fiscal year ended March 31, 2013, and the pro forma expenses of the 1099 Fund based on pro forma combined assets as of March 31, 2013, assuming consummation of the Reorganization as of April 1, 2012. The actual and pro forma net annual expenses of the 1099 Fund are higher than the net annual expenses of LAS. The higher actual and pro forma net annual expenses of the 1099 Fund are mainly attributable to the higher Portfolio Fund fees and expenses of the 1099 Fund, which are not direct expenses of the 1099 Fund. The Investment Adviser has undertaken to pay or absorb the ordinary operating expenses of the 1099 Fund (including organization and offering expenses borne by the 1099 Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the 1099 Fund) to the extent necessary to limit the ordinary operating expenses of the 1099 Fund to 2.26% of the 1099 Fund’s average net assets for a period of two years following the closing of the Reorganization in order to approximate LAS’s expense ratio for the most recent fiscal year ended March 31, 2013. Please see footnotes 3, 4 and 5 to the below table and Section III “Information About the Funds – Comparison of Investment Objectives, Strategies, Policies and Risks” for more information on the expenses of the Funds.

	Actual		Pro forma
	LAS	1099 Fund	1099 Fund (pro forma)
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (1)	3.00%	3.00%	3.00%
Maximum Repurchase Fee	None	None	None

Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fee	1.00%	1.50%	1.50%
Incentive Allocation (2)	0.56%	—	—
Other Expenses (3)	0.70%	1.60%	0.78%
Acquired Fund (Portfolio Funds) Fees and Expenses (4)	6.47%	6.95%	6.66%
Total Annual Expenses	8.73%	10.05%	8.94%
Less: Fees Waived/Expenses Absorbed (5)	—	0.80%	0.02%
Net Annual Expenses After Waiver (5)	8.73%	9.25%	8.92%

(1)	In connection with initial and additional investments, investors may be charged a sales load of up to 3% of the amounts transmitted in connection with their investments in the Funds. The specific amount of the sales load is not fixed and is determined by the investor and its broker, dealer or other financial intermediary.

(2)	The Investment Adviser is entitled to receive a performance-based incentive allocation from Members of LAS at the end of each calendar year (the “Incentive Allocation”). The Incentive Allocation is generally 10% of the net profits, if any, that have been credited to the capital account of a Member during the calendar year; provided, however, that such Incentive Allocation will only be made if the percentage increase in the Member’s capital account balance during such calendar year, attributable to the net profits credited to the Member's capital account during such period (before reduction for the Incentive Allocation), exceeds the average of the month end LIBOR rates reported during LAS’s calendar year by the British Bankers Association (“LIBOR rates” means the non-reserve adjusted London Interbank Offered Rates for U.S. Dollar deposits having a 3-month term; LIBOR rates are not compounded from year to year), LAS maintains a loss recovery account for each Member, which account is debited at the end of each calendar year with any net losses allocated to such Member’s capital account for such calendar year. No Incentive Allocation will be charged until a Member has recovered all net losses, if any, that were debited to its loss recovery account (as adjusted for withdrawals of capital by the Member). For the fiscal year ended March 31, 2013, an Incentive Allocation of $482,898 (or 0.56% of average net assets) was charged to Members’ capital accounts. For the fiscal year ended March 31, 2012, LAS experienced net losses and, as a result, no Incentive Allocation was charged to Members’ capital accounts for such year and, in the aggregate, $303,034 (or 0.28% of average net assets) was debited to loss recovery accounts established for Members. For the fiscal year ended March 31, 2011, an Incentive Allocation of $776,765 (or 0.76% of average net assets) was charged to Members’ capital accounts. There may be a small number of Members who, depending on their individual circumstances and LAS’s performance, may not be able to use net losses previously allocated to them to offset future fees (or allocations), as is presently the case, because the 1099 Fund pays an advisory fee and does not make incentive allocations like LAS. As a result, the effective rate of the Incentive Allocation borne by such Members on net capital appreciation measured from the date of their initial investment in LAS through the date of the Reorganization would exceed 10% of such net capital appreciation. In addition, after consummation of the Reorganization, such Members (who currently have loss carryforwards associated with their capital account) will bear the asset-based advisory fee of the 1099 Fund, which will not be reduced on account of any unrecovered prior net losses of LAS.

(3)	Reflects an estimate of all expected ordinary operating expenses for the current fiscal year, including, for the 1099 Fund only, a Distribution Fee calculated at an annual rate of 0.05% and a Service Fee calculated at an annual rate of 0.25%. “Other Expenses” do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under “Acquired Fund Fees and Expenses”). The amount of the Fund’s net assets used in calculating this percentage was based on net assets of approximately $74 million as of March 31, 2013, with respect to LAS, and approximately $50 million as of March 31, 2013, with respect to the 1099 Fund.

(4)	Includes the fees and expenses of the Portfolio Funds in which the Funds are already invested. Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any). Fees and expenses of Portfolio Funds are based on historical fees and expenses. Future Portfolio Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. The difference between the “Acquired Fund (Portfolio Funds) Fees and Expenses” figures for LAS and the 1099 Fund is attributable primarily to the following two factors: (i) the 1099 Fund, which commenced operations much more recently than LAS, invested in Portfolio Funds at different times than

LAS, or in some cases invested in different Portfolio Funds than LAS; and (ii) LAS is allocated fees and expenses by Portfolio Funds organized in the U.S. and taxed as partnerships that may vary from the expense ratios used in the calculation of the “Acquired Fund (Portfolio Funds) Fees and Expenses,” which are based on each Portfolio Fund’s most recent shareholder report. The amount of the Fund’s net assets used in calculating this percentage was based on net assets of approximately $74 million as of March 31, 2013, with respect to LAS, and approximately $50 million as of March 31, 2013, with respect to the 1099 Fund.

(5)	The Investment Adviser and the 1099 Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the 1099 Fund (including organization and offering expenses borne by the 1099 Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the 1099 Fund) to the extent necessary to limit the ordinary operating expenses of the 1099 Fund to 2.30% per annum of the 1099 Fund’s average monthly net assets for the 1099 Fund’s first three years of operations. Additionally, in connection with the Reorganization, the Investment Adviser has undertaken to extend the Expense Limitation Agreement for a period of two years following the closing of the Reorganization and to lower the expense limitation from 2.30% of average net assets to 2.26% of average net assets, in order to approximate LAS’s expense ratio for the most recent fiscal year ended March 31, 2013. Because “Net Annual Expenses After Waiver” includes the fees and expenses of the Portfolio Funds (the “Acquired Fund Fees and Expenses”), it differs from the net expenses figure in the Financial Highlights table, which does not include such fees and expenses.

The preceding table is provided to help you understand the expenses of investing in the Funds and the fees and expenses investors bear, based on the operating expenses that each Fund incurred in the most recent fiscal year and what the 1099 Fund would have incurred had the Reorganization been consummated at the beginning of the most recently completed fiscal year.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. This allows you to more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $1,000 in interests/shares of a Fund for the time periods shown and then redeem all your interests/shares at the end of those periods. (Please note that the minimum investment amount is $500,000 for LAS and $25,000 for the 1099 Fund.) They also assume, as required by the SEC, a 5% return on your investment each year and that the Fund’s operating expenses are as set forth in the table above. The examples are hypothetical; your actual costs and returns may be higher or lower. The information for the Funds reflects the maximum sales charge (load) of 3.00% for each Fund. The examples also take into account Portfolio Funds’ fees and expenses which are not incurred directly by the Funds. Portfolio Funds’ expense ratios used for these calculations are based on Portfolio Funds’ expenses as a proportion of average assets under management for the fiscal year ended March 31, 2013, as presented in the preceding table. The Portfolio Funds’ expense ratio used for the combined fund is based on the proportional weighted average of the two individual Fund ratios. Portfolio Funds’ fees vary significantly from fund to fund and year to year because the Portfolio Funds typically pay performance-based compensation (or make an incentive allocation) to the Portfolio Managers and, as a result, a large component of the expenses of the Portfolio Funds is dependent on current year performance results.

You would pay the following expenses (including, for LAS, the incentive allocation) on a $1,000 investment, assuming a five percent annual return and a sales load of three percent:

Fund/Class	1 Year	3 Years	5 Years	10 Years
LAS	$115	$297	$498	$1,095
1099 Fund	$120	$330	$561	$1,248
1099 Fund (pro forma combined with LAS)	$117	$303	$509	$1,121

8.	What are the tax consequences of LAS redeeming from a Portfolio Fund prior to the Reorganization?

As discussed above, LAS intends in connection with the Reorganization to withdraw its capital from the domestic Portfolio Funds in which it is invested and invest in the corresponding offshore versions of such Portfolio Funds effective immediately before the closing of the Reorganization. When LAS withdraws capital from a Portfolio Fund, LAS will recognize a taxable gain or loss in an amount equal to the difference between the tax basis in its interest in the Portfolio Fund and the value of its interest in the Portfolio Fund at the time of the redemption. To the extent of any remaining unrealized appreciation or depreciation in its assets, LAS would also recognize a taxable gain or loss upon the transfer of those assets to the 1099 Fund. Any such gain or loss recognized by LAS will flow through to the Members of LAS on their Schedule K-1s, to be included on the Members’ tax returns. It is expected that the distribution of interests in the 1099 Fund to a Member in exchange for its interest in LAS would not result in any gain or loss to the Member, and that a Member’s basis in and holding period for its LAS interest would become its basis in and holding period for its interest in the 1099 Fund.

As discussed above, LAS intends in connection with the Reorganization to withdraw its capital from the domestic Portfolio Funds in which it is invested and invest in the corresponding offshore versions of such Portfolio Funds effective immediately before the closing of the Reorganization. When LAS withdraws capital from a Portfolio Fund, LAS will recognize a taxable gain or loss in an amount equal to the difference between the tax basis in its interest in the Portfolio Fund and the value of its interest in the Portfolio Fund at the time of the redemption. Any such gain or loss will flow through LAS and be taxable to the Members of LAS and be included on their Schedule K-1s. However, the specific tax consequences to Members of LAS are dependent on each Member’s own cost basis in LAS.

Based on the tax basis and fair value of Portfolio Funds in which LAS is invested, the Investment Adviser estimates the aggregate amount of taxable gain to LAS as of December 31, 2012 to be $4,369,880, which represents a taxable gain of approximately 6.9% of the net assets of LAS. The amount of gain actually realized by LAS and Members will depend on the value of the interests of LAS in the Portfolio Funds as of the date its capital is withdrawn, which is expected to occur immediately prior to the Closing Date, and thus, LAS may realize a greater or lesser amount of gain than described above (or may realize a loss). For additional information, please see Section II “The Proposal – Approval of Agreement and Plan of Acquisition – Certain Federal Income Tax Consequences.”

9.	How do the purchase procedures of the Funds compare?

The purchase procedures of the Funds are substantially the same. For both Funds, shares/interests may be purchased generally as of the first business day of each calendar month. In order to purchase interests in LAS, investors must submit a completed subscription document and cleared funds on or before the acceptance date in the full amount of the subscription amount. In order to purchase shares in the 1099 Fund, investors must submit a completed investor certification and cleared funds generally five calendar days before the proposed purchase or such other date as Lazard Asset

Management Securities LLC (“LAM Securities”), the distributor for the 1099 Fund, may determine in its discretion.

The minimum initial investment in LAS is $500,000 and the minimum additional investment in LAS is $100,000, subject to the discretion of the LAS Board to accept investments in lesser amounts. The minimum initial investment in the 1099 Fund is $25,000 and the minimum additional investment in the 1099 Fund is $10,000.

10.	If I become a shareholder of the 1099 Fund, when can I redeem my shares?

As is the case for a Member of LAS, a shareholder of the 1099 Fund has no right to require the 1099 Fund to redeem his, her or its shares. The 1099 Fund will from time to time offer to repurchase shares pursuant to written tenders by shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the 1099 Board, in its sole discretion.

In determining whether the 1099 Fund should offer to repurchase shares from shareholders, the 1099 Board considers the recommendations of the Investment Adviser and other pertinent factors. Similar to repurchase offers made by LAS, the Investment Adviser expects to recommend to the 1099 Board that the 1099 Fund offer to repurchase shares four times each year, effective as of March 31, June 30, September 30 and December 31.

As with LAS, if a repurchase offer is oversubscribed by shareholders who tender shares for repurchase, the 1099 Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. In addition, a shareholder who tenders for repurchase only a portion of his or her shares will be required to maintain a minimum investment balance of $25,000. The 1099 Fund maintains the right to reduce the portion of shares to be repurchased from a shareholder so that the required minimum investment balance is maintained.

11.	What are the other key features of the Funds?

The Investment Adviser, Lazard Alternatives, LLC, serves as the investment adviser of each Fund pursuant to each Fund’s Investment Advisory Agreement. In consideration for the Investment Adviser’s services under each Investment Advisory Agreement, each Fund pays the following fees:

	LAS Management and Investment Advisory Agreements	1099 Fund Investment Advisory Agreement
Management and Advisory Fee	1% of net assets of the Fund (on an annualized basis, before reduction for any repurchases of interests)	1.50% of net assets of the Fund (on an annualized basis, before reduction for any repurchases of shares)

Incentive Allocation	Generally, 10% of the net profits, if any, that have been credited to the	None

capital account of a Member during the calendar year (subject to the additional provisions described in the definition of Incentive Allocation above).

LAM Securities acts as the non-exclusive placement agent for LAS, without special compensation from LAS, and bears its own costs associated with its activities as placement agent. LAM Securities acts as the distributor for the 1099 Fund. The 1099 Fund pays LAM Securities a distribution fee computed at the annual rate of 0.05% of the net assets of the Fund as compensation for the sale and marketing of 1099 Fund Shares. In addition to distributing the 1099 Fund, LAM Securities provides or arranges for the provision of certain investor and account maintenance services pursuant to the Distribution Agreement with the Fund and LAM Securities is paid an ongoing service fee by the 1099 Fund computed at the annual rate of 0.25% of the Fund’s net assets. Investors purchasing interests/shares in the Funds may also be charged a sales charge (or load) of up to 3% of the amount transmitted in connection with their purchase of interests/shares, although there will be no sales charge when you receive your 1099 Fund Shares as part of the Reorganization.

12.	How will I be notified of the outcome of the proposed Reorganization?

As a Member of LAS, you will receive confirmation after the Reorganization is completed.

If the Plan is not approved at the Special Meeting, Members of LAS will be notified and the results of the Special Meeting will be provided in the next annual report of LAS to Members.

13.	What percentage of Members’ votes is required to approve the Plan?

The proposed Reorganization will not occur unless Members holding a “majority of the outstanding voting securities” (as defined by the 1940 Act) of LAS vote to approve the Plan. This means the vote: (a) of 67 per centum or more of the voting interests present at the Special Meeting, if the holders of more than 50 per centum of the outstanding voting interests of LAS are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting interests of LAS, whichever is less. A vote of shareholders of the 1099 Fund is not required to approve the Plan.

14.	What are the principal risks of the 1099 Fund and how do they compare with those of LAS?

As with most investments, an investment in the 1099 Fund involves certain risks. These risks are substantially similar to the risks of investing in LAS because the Funds have substantially identical investment objectives and substantially similar investment strategies and investment policies. The main difference in risk between the two Funds is that LAS, which is treated as a partnership for Federal tax purposes, is not subject to the risks relating to maintaining its status as a RIC. The following risks apply to both LAS and the 1099 Fund, except as noted (with respect to the tax risks applicable only to the 1099 Fund):

•     Investing in the Fund can result in a loss of capital invested. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Fund.

•     The Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.

•     The 1099 Fund has elected to be classified as an association taxable as a corporation and to seek to qualify as a RIC under Subchapter M of the Code. There are certain tax risks associated with taxation as a RIC. The 1099 Fund needs to satisfy various asset diversification and source-of-income tests. This will require support from Portfolio Funds. The 1099 Fund is also required each December to make certain “excise tax” calculations on certain undistributed income of the 1099 Fund based on income and gain information that must be obtained by the Fund from Portfolio Funds. If the 1099 Fund does not receive accurate information from Portfolio Funds or does not satisfy the applicable tests for RIC qualification, the 1099 Fund could be subject to an excise tax on undistributed income or subject to tax on its income. In addition, the 1099 Fund’s investments in offshore Portfolio Funds may result in ordinary income dividends (rather than capital gain dividends) distributed to the investors. (See “Tax Aspects” in the 1099 Fund Prospectus.) The 1099 Fund incurs certain costs relating to tax compliance and reinvestment of dividends and other distributions.

•     Shares are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Liquidity will be provided to shareholders only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering shares for repurchase in connection with a repurchase offer made by the Fund will have those shares repurchased in that repurchase offer.

•     An investor who meets the conditions imposed by the Portfolio Funds, including minimum initial investment requirements that may, in many cases, be substantially higher than those imposed by the Fund, could invest directly in Portfolio Funds. By investing in Portfolio Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based fees (or allocations) and other expenses borne by the Fund as an investor in Portfolio Funds.

•     The fees and other expenses borne directly and indirectly by the Fund, which include fees, expenses and performance-based fees (or allocations) that are borne by the Fund as an investor in Portfolio Funds, are higher than those of most other registered investment companies that do not invest in Portfolio Funds.

Investing in Portfolio Funds involves special risks, including the following:

•     Portfolio Funds generally are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Portfolio Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

•     Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

•     The Investment Adviser may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Investment Adviser, which may involve risks under some market conditions that are not anticipated by the Investment Adviser.

•     The Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of shares and the amounts Members receive upon the repurchase of shares. Because Portfolio Funds generally provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers.

•     Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The Fund, as an investor in Portfolio Funds, will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the investment management fee the Fund pays to the Investment Adviser.

•     The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based fees or allocations. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund’s assets, the fee or allocation may be greater than if it was based solely on realized gains.

•     Each Portfolio Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Fund, which will be borne indirectly by Members, even if the Fund’s overall returns are negative.

•     Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

•     The Fund may purchase non-voting securities of a Portfolio Fund or waive its right to vote its shares of Portfolio Funds in order to facilitate investments in Portfolio Funds and not be subject to certain prohibitions of the 1940 Act on transactions with affiliated persons (that could prevent the Fund from purchasing or redeeming shares of certain Portfolio Funds). In such cases, the Fund will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

•     The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment returns.

•     Limitations on the Fund’s ability to withdraw its assets from Portfolio Funds may limit the Fund’s ability to repurchase shares. Portfolio Funds generally have the right to suspend, restrict or delay the right of investors (including the Fund) to withdraw capital. As a result, the Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. For example, many Portfolio Funds impose lock-up periods prior to allowing redemptions, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. The illiquidity of shares of Portfolio Funds may adversely affect the Fund were it to have to sell interests at an inopportune time. Furthermore, because the primary source of funds to repurchase shares will be withdrawals from Portfolio Funds, the application of lock-ups and other withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares.

•     Portfolio Funds may be permitted to distribute securities in-kind to investors redeeming shares or making withdrawals of capital. Upon the Fund’s redemption of shares of or withdrawal of all or a portion of its interest from a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value, and which may cause the Fund to incur certain expenses. In such circumstances, the Investment Adviser would determine whether to attempt to liquidate the security, hold it in the Fund’s portfolio or distribute it to investors in the Fund in connection with a repurchase by the Fund of all or a portion of the shares of Members.

15.	What will happen if Members do not approve the Plan?

In the event that the Reorganization does not receive the required Member approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies. However, the Investment Adviser has informed the LAS Board that if LAS assets continue to decline, this could lead the Investment Adviser to recommend to the LAS Board the liquidation of LAS. In that event, the LAS Board may consider such alternative arrangements or transactions as it believes to be in the best interests of LAS and its Members, including the potential liquidation of LAS. In the event the LAS Board approves liquidation, Members may have the option to reinvest liquidation proceeds in the 1099 Fund; however, the liquidation of LAS could be a less efficient and longer process as compared to the proposed Reorganization.

16.	What are the costs of the Reorganization?

The Investment Adviser has agreed to bear the costs of soliciting proxies, preparing and mailing the Prospectus/Proxy Statement and the legal and accounting fees and expenses incurred in connection with the Reorganization. Broadridge, a third-party solicitor (the “Proxy Solicitor”), has been retained to solicit proxies from Members. The Proxy Solicitor may solicit proxies in person, by Internet or by telephone. The fees and expenses of the Proxy Solicitor are being paid for by the Investment Adviser.

The costs of the Reorganization also include the transaction costs of LAS transferring its investments to offshore Portfolio Funds. In connection with such transfers, LAS will bear an early redemption fee currently estimated at $46,732 associated with its withdrawal from one Portfolio Fund. This cost is not being borne by the Investment Adviser.

II.	THE PROPOSAL – APPROVAL OF AGREEMENT AND PLAN OF ACQUISITION

General. The Members of LAS are being asked to approve the Plan pursuant to which the Reorganization will be effected. A copy of the Plan is attached to this Prospectus/Proxy Statement as Appendix A.

The Reorganization is structured as a transfer of all of the assets of LAS to the 1099 Fund in exchange for the assumption by the 1099 Fund of all of the liabilities of LAS reflected on LAS’s statement of assets and liabilities and for the issuance and delivery to LAS of 1099 Fund Shares with a value equal to the value of LAS’s assets (net of any assumed liabilities).

After receipt of the 1099 Fund Shares, LAS will distribute the 1099 Fund Shares to its Members pro rata based on each Member’s percentage interest in LAS, in complete liquidation of the Member’s interest in LAS, and the legal existence of LAS will thereafter be terminated. Each Member of LAS will receive 1099 Fund Shares equal in value at the date of the exchange to the aggregate value of the Member’s interest in LAS. The Plan provides the time for and method of determining the net value of LAS’s assets and the net asset value of 1099 Fund Shares. The valuations will be determined immediately before the exchange of assets and liabilities, as described in the Plan, using the valuation procedures of the 1099 Fund. The valuation methods for LAS and the 1099 Fund are substantially identical.

It is expected that, if the Plan is approved by Members, LAS will transfer its current investments in domestic Portfolio Funds into the offshore versions of such Portfolio Funds. When LAS redeems from a Portfolio Fund to effect such a transfer, LAS will recognize a taxable gain or loss in an amount equal to the difference between its tax basis in its interest in the Portfolio Fund and the value of its interest in the Portfolio Fund at the time of the redemption. Any such gain or loss will flow through and be taxable to the Members of LAS and be included on their Schedule K-1s.

The Investment Adviser proposed the Plan because of the decline in assets that LAS has experienced in recent years resulting from repurchases of interests from Members. In this regard, the Investment Adviser believes that assets of LAS are likely to decline further primarily due to the fact that LAS is taxed as a partnership and competes with funds like the 1099 Fund, which are taxed as RICs and provides simpler and more timely tax reporting to their investors on Form 1099. The Investment Adviser advised the LAS Board that, in its view, a further decline in assets of LAS would operate to increase LAS’s expense ratio (which would adversely affect Members) and could make it difficult for the Investment Adviser to implement effectively the investment program of LAS (if assets become too small to invest in a sufficient number of Portfolio Funds due to the minimum investment requirements imposed by Portfolio Funds), and could lead the Investment Adviser to recommend that the LAS Board approve the liquidation of LAS. In contrast, the Investment Adviser believes that the assets of the 1099 Fund will grow from new sales of shares and that it can be expected that the expense ratio of the 1099 Fund will decline as a consequence of this growth. For these reasons, the Investment Adviser believes that the Reorganization would benefit Members.

The Board considered the proposal and information provided by the Investment Adviser at meetings held on August 15 and 28, 2013, and has voted to approve the Plan. The LAS Board recommends that Members vote to approve the Plan. Following the LAS Board’s approval of the Plan, LAS determined to cease offering, and no longer accepts any subscriptions for, interests in LAS.

The actions contemplated by the Plan and the related matters described in the Plan will be consummated only if the Plan is approved by Members holding a “majority of the outstanding voting securities” of LAS. The vote of a “majority of the outstanding voting securities” is defined in the 1940 Act to mean the vote: (a) of 67 per centum or more of the voting interests present at the Special Meeting, if the holders of more than 50 per centum of the outstanding voting interests of LAS are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting interests of LAS, whichever is less.

Agreement and Plan of Acquisition.

Subject to the approval of the Plan by Members and satisfaction of certain other conditions, LAS and the 1099 Fund will engage in the Reorganization in accordance with the provisions of the proposed Plan, a copy of which is attached as Appendix A. The description of the Reorganization in this Prospectus/Proxy Statement is qualified in its entirety by the full text of the Plan.

The Plan contemplates: (i) the 1099 Fund’s acquisition of all of the assets of LAS in exchange solely for the 1099 Fund Shares and the assumption by the 1099 Fund of all of the liabilities of LAS reflected on LAS’s statement of assets and liabilities; (ii) the distribution of the 1099 Fund Shares to Members of LAS as soon as reasonably practicable after the closing of the Reorganization (the “Closing Date”); and (iii) the dissolution of LAS.

Accordingly, in connection with the Reorganization, each former Member of LAS will own 1099 Fund Shares with a total net asset value equal to the total net asset value of the interests of LAS held by that Member immediately prior to the Reorganization. The Plan provides the time for and method of determining the net value of LAS’s assets and the net asset value of interests of the 1099 Fund, which will be determined immediately before the Reorganization using the valuation procedures of the 1099 Fund.

This transfer of the 1099 Fund Shares will be accomplished by crediting to an investor account on the records of the 1099 Fund in the name of each Member of LAS 1099 Fund Shares having a value equal, as of the Closing Date, to such Member’s interest in LAS.

The 1099 Fund will assume all of LAS’s liabilities, expenses, costs, charges, reserves and other obligations reflected on LAS’s statement of assets and liabilities and in existence as of the Closing Date, except that certain expenses of the Reorganization contemplated to be paid by the Investment Adviser will not be assumed or paid by the 1099 Fund. In this regard, the Investment Adviser has agreed to bear the expenses incurred by LAS and the 1099 Fund of the Reorganization (as contemplated by the Plan), excluding costs associated with the transfer of investments and indemnification expenses.

The consummation of the Reorganization is subject to certain conditions set forth in the Plan. The Plan may be terminated by the mutual agreement of the 1099 Fund and LAS. In addition, either the 1099 Fund or LAS may at its option terminate the Plan at or prior to the Closing Date because: (i) of a material breach by the other Fund of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date; (ii) of a failure by the other Fund to perform in any material respect its agreements contained in the Plan required to be performed at or prior to the Closing Date; (iii) Members of LAS fail to approve the Plan; (iv) a condition in the Plan expressed to be precedent to the obligations of the terminating Fund has not been met and it reasonably appears that it will not or cannot be met; or (v) the Board of a Fund has determined in good faith that termination of the Plan is in the best interests of the terminating party and its Members/shareholders.

The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each of the Funds. Following the mailing of the Prospectus/Proxy Statement to Members, however, no such amendment may have the effect of changing the provisions for determining the aggregate value of the 1099 Fund Shares to be issued to LAS Members to the detriment of such Members without their further approval.

The Closing Date is expected to occur on or about December 31, 2013, or such other date as the parties may agree to in writing, provided all of the other closing conditions in the Plan have been satisfied or waived by the LAS Board and the 1099 Board.

In connection with the Reorganization, the Investment Adviser has undertaken to extend the 1099 Fund’s current expense limitation agreement for a period of two years following the Closing Date and to lower the expense limitation from 2.30% of average net assets to 2.26% of average net assets, in order to approximate LAS’s expense ratio for the most recent fiscal year ended March 31, 2013.

Description of the 1099 Fund Shares. 1099 Fund Shares will be issued to Members in accordance with the Plan. There will be no sales charge (or load) when you receive your 1099 Fund Shares. 1099 Fund Shares will be issued fully paid and nonassessable, and similar to LAS interests, will generally not be redeemable and will be subject to transfer restrictions. Please see the Prospectus of the 1099 Fund, which is enclosed with and considered a part of this Prospectus/Proxy Statement, for more information.

Certain Federal Income Tax Consequences.

The U.S. federal income tax consequences of the Reorganization discussed herein reflect the views of the 1099 Fund and LAS. No person, including the 1099 Fund, LAS, the Investment Adviser or any other person, has given any assurances as to the U.S. federal income tax treatment of the Reorganization to LAS or to Members. The following disclosure is intended for Members and not for the 1099 Fund or shareholders of the 1099 Fund. In addition, this discussion does not address all aspects of U.S. federal income taxation (or any aspect of state, local, foreign, and estate taxes) that may be relevant to particular investors in light of their own investment or tax circumstances, to particular types of investors (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the U.S. federal income tax laws, or that may apply to particular assets or businesses. Accordingly, you should consult your own tax advisor with respect to the effect of the proposed transaction.

LAS is expected to withdraw its capital from the domestic Portfolio Funds in which it is invested and invest in the corresponding offshore versions of such Portfolio Funds effective immediately before the closing of the Reorganization. When LAS withdraws capital from a Portfolio Fund, LAS will recognize a taxable gain or loss in an amount equal to the difference between the tax basis in its interest in the Portfolio Fund and the value of its interest in the Portfolio Fund at the time of the redemption. To the extent of any remaining unrealized appreciation or depreciation in its assets, LAS would also recognize a taxable gain or loss upon the transfer of those assets to the 1099 Fund. Any such gain or loss recognized by LAS will flow through to the Members of LAS on their Schedule K-1s, to be included on the Members’ tax returns. It is expected that the distribution of interests in the 1099 Fund to a Member in exchange for its interest in LAS would not result in any gain or loss to the Member, and that a Member’s basis in and holding period for its LAS interest would become its basis in and holding period for its interest in the 1099 Fund. The Reorganization should not result in the realization of gain or loss for Federal income tax purposes by the 1099 Fund.

Members should review the section entitled “Tax Aspects” in the Prospectus of the 1099 Fund for a discussion of the tax consequences of investing in a “RIC.”

To ensure compliance with requirements imposed by the IRS, you are hereby notified that the U.S. federal tax advice contained herein (i) is written in connection with the promotion or marketing by LAS of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding U.S. tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

Capitalization. The following table shows the capitalization of the Funds as of March 31, 2013, on an unaudited basis and on a pro forma combined basis, giving effect to the Reorganization as of that date:

	LAS	1099 Fund	Pro forma Adjustments to Capitalization(1)	1099 Fund (Pro forma combined with LAS)

Net assets	$73,576,487	$49,746,165	$(44,603)	$123,278,049
Shares outstanding	—	491,496.776	726,942.592	1,218,439.368
Net asset value per share	$—	$101.21	$(0.03)	$101.18

(1) The adjustments do not reflect the estimated costs of the Reorganization, which will be borne by the Investment Adviser.

Unaudited pro forma combined financial statements of the Funds as of March 31, 2013 are included in the Reorganization SAI. The pro forma combined financial statements reflect the transfer of the assets and liabilities of LAS to the 1099 Fund as contemplated by the Plan.

Board Consideration of the Plan.

At meetings held on August 15 and 28, 2013, the Board considered the proposal of the Investment Adviser that LAS reorganize into the 1099 Fund. The Board, including the Independent Managers, carefully considered and evaluated the Investment Adviser’s rationale for the Reorganization and the potential benefits and anticipated costs of the Reorganization. In its deliberations, the Board reviewed information provided by the Investment Adviser concerning the proposal, including comparative operating expense ratios of the Funds, comparative performance information and other pertinent information. In their deliberations, the Independent Managers were assisted by independent legal counsel and had the opportunity to ask questions of representatives of the Investment Adviser relating to the proposal.

In considering whether to approve the Plan, the Board viewed as significant the facts that both the 1099 Fund and LAS are non-diversified, closed-end funds registered under the 1940 Act with substantially identical investment objectives and substantially similar investment strategies and that the Funds are each managed by the Investment Adviser using a common portfolio management team. The Board also noted that the 1099 Fund, as a RIC, reports tax information to investors on Form 1099, rather than on Schedule K-1 (as is the case for LAS), and that Members may benefit from Form 1099’s simplified and earlier tax reporting.

The Board reviewed the performance of the 1099 Fund and LAS, both in relation to one another and in relation to various benchmarks. In this regard, it noted that LAS had outperformed the 1099 Fund for the most recent fiscal year ended March 31, 2013. However, the Board took cognizance of the fact that the 1099 Fund only commenced operations in November 2011 and has only one full fiscal year of performance.

The Board also reviewed the relative expenses of the Funds and the projected fees and expenses of the 1099 Fund. In this regard, it considered the fact that the contractual asset-based fees of the 1099 Fund exceed the contractual asset-based fees of LAS. It also considered the fact that, unlike LAS, the 1099 Fund pays distribution and servicing fees to LAM Securities as compensation for distribution-related services provided by LAM Securities and for investor services provided by LAM Securities or by selling agents retained by LAM Securities to provide such services. In considering the relative expenses of the Funds, the Board noted that, although the 1099 Fund pays a lower asset-based investment management fee to the Investment Adviser, LAS (unlike the 1099 Fund) makes an Incentive Allocation to an affiliate of the Investment Adviser.

It recognized that the Incentive Allocation has the effect of causing the effective cost of LAS to Members to be higher than would be indicated based solely on the asset-based fees and expenses of LAS, and to possibly exceed the pro forma expense ratio of the 1099 Fund (giving effect to the Reorganization), assuming positive investment performance of LAS. It also took into account that the expense ratio of LAS would likely increase if (as anticipated by the Investment Adviser) the assets of LAS continue to decline as a result of repurchases of interests.

The Board noted that the higher current expense ratio of the 1099 Fund (before giving effect to the presently effective expense limitation) as compared to the current expense ratio of LAS is attributable, in part, to the current asset level of the 1099 Fund, but that the Investment Adviser believes the net assets of the 1099 Fund will continue to grow, making it likely that the expense ratio of the 1099 Fund will decline somewhat from its current level. The Board viewed favorably the agreement of the Investment Adviser to extend the 1099 Fund’s current expense limitation agreement for a period of two years following the Closing Date and to waive its fee or absorb expenses of the 1099 Fund as may be necessary to limit annual ordinary operating expenses of the 1099 Fund to 2.26% of average net assets because such agreement will help assure that the Reorganization does not result in Members bearing increased expenses when they become shareholders of the 1099 Fund following the Reorganization and for a period of two years thereafter. In addition, the Board recognized that a larger combined fund resulting from the Reorganization could be expected to lower the expense ratio of the 1099 Fund to the extent that fixed expenses, such as audit and legal expenses, could be spread across a larger asset base.

The Board also carefully reviewed the terms and conditions of the Plan and concluded that no dilution of Member interests is expected because assets of each of the Funds will be valued in substantially the same manner. In addition, it considered the tax consequences of the Reorganization and the likelihood that LAS will realize gains (which will be taxable to Members) as a result of LAS withdrawing its capital from the domestic Portfolio Funds in which it is invested in order to reposition its holdings prior to the Reorganization. Based on information provided by the Investment Adviser, the Board does not believe that these gains will be significant when measured as a percentage of the net assets of LAS. However, the Board has considered this aspect of the Reorganization as a potential cost of the Reorganization to LAS and Members in its evaluation of the merits of the Plan.

The Board also considered whether any benefits would likely be derived by the Investment Adviser from the Reorganization. The Board noted that a combined fund with a larger asset base would reduce the amount of costs the Investment Adviser would have to absorb or waive under the 1099 Fund’s expense limitation. The Board determined that, although a larger combined Fund might make the 1099 Fund more attractive to investors, resulting in growth in the Fund’s assets and higher fees payable to the Investment Adviser, growth of assets would also benefit shareholders of the 1099 Fund.

The Board considered the expected costs of the proposed Reorganization and the commitment by the Investment Adviser to bear substantially all of those costs. The expected costs of the Reorganization to be borne by the Investment Adviser include, but are not limited to: (i) the expenses associated with the preparation, printing and mailing of Member communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (ii) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization; (iii) the legal and accounting fees and expenses incurred in connection with the Reorganization; and (iv) the premium expenses relating to extending LAS’s existing directors and officers liability insurance policies to cover claims that might be made during the six-year period following the Reorganization.

In addition, the Board took into account that the Investment Adviser had advised the LAS Board that, in the Investment Adviser’s view, a further decline in assets of LAS would operate to increase LAS’s expense ratio (which would adversely affect Members) and could make it difficult for the Investment Adviser to implement effectively the investment program of LAS (if assets become too small to invest in a sufficient number of Portfolio Funds due to the minimum investment requirements imposed by Portfolio Funds), and, as discussed elsewhere in this Prospectus/Proxy Statement, would likely lead the Investment Adviser to recommend that the LAS Board approve the liquidation of LAS, which, in the view of the Investment Adviser, would be a less efficient and longer process as compared to the proposed Reorganization. The Investment Adviser also noted that Members that do not wish to become shareholders in the 1099 Fund will have the opportunity to withdraw from LAS.

Based on its review of the various matters described above, as well as its consideration of other factors it deemed relevant, the Board (including each of the Independent Managers), determined that the Plan and the Reorganization are in the best interests of LAS and Members and that the interests of Members would not be diluted as a result of the Reorganization. Thus, the Board voted to approve the Plan and to recommend its approval by Members.

III.	INFORMATION ABOUT THE FUNDS

LAS, a Delaware limited liability company, was organized on May 31, 2001. The 1099 Fund, a Delaware statutory trust, was organized on June 28, 2011. Each Fund is also registered under the 1940 Act as a non-diversified, closed-end management investment company. The 1099 Fund has registered its offering of shares under the 1933 Act. LAS has not registered interests in LAS under the 1933 Act and offers interests in a non-public offering.

Comparison of Rights of LAS Members and the 1099 Fund Shareholders.

The rights of Members are generally governed by the Delaware Limited Liability Company Act and LAS’s Limited Liability Company Agreement while the rights of shareholders of the 1099 Fund are generally governed by the Delaware Statutory Trust Act and the 1099 Fund’s Declaration of Trust. The rights of Members and 1099 Fund shareholders are substantially similar except that LAS, a limited liability company taxed as a partnership for Federal income tax purposes, has a “capital account” structure (in which net increases and decreases in the Fund’s net asset value are allocated to and reflected as changes in the value of each Member’s capital account, generally on a pro rata basis) whereas 1099 Fund shareholders participate in the 1099 Fund’s gains, losses, income and deductions on the basis of the number of 1099 Fund Shares they hold relative to the total number of 1099 Fund Shares outstanding. At the Closing Date, each Member will be issued 1099 Fund Shares equal in value to the value of the Member’s LAS capital account determined as of the Closing Date. Members will then refer to the number of 1099 Fund Shares they hold when calculating the value of their investment in the 1099 Fund. Each 1099 Fund Share will represent an equal pro rata interest in the 1099 Fund and will have the same net asset value as all other shares, and variances in investors’ relative interests in the 1099 Fund will be reflected in the number of 1099 Fund Shares held by each investor.

Other than the difference in the capital account structure, interests in LAS have substantially the same rights and privileges as 1099 Fund Shares. For example, both 1099 Fund Shares and interests in LAS have voting rights. Like LAS, the 1099 Fund may hold special meetings of shareholders for matters requiring shareholder approval. For a further discussion of the rights and privileges of 1099 Fund Shares, you should read the 1099 Fund’s Prospectus, which is incorporated by reference into this Prospectus/Proxy Statement and is enclosed with and considered a part of this Prospectus/Proxy Statement. For a further discussion of the rights and privileges associated with interests in LAS, you should read the Reorganization SAI, which is incorporated by reference into this Prospectus/Proxy Statement and is considered a part of this Prospectus/Proxy Statement.

Comparison of Investment Objectives, Strategies, Policies and Risks.

This section describes the investment objectives, principal investment strategies and the key investment policies of the Funds, including certain differences between them, as well as the risks associated with such objectives, strategies and policies. For a complete description of the 1099 Fund’s investment strategies, policies and risks, you should read the 1099 Fund’s Prospectus. For a description of LAS’s investment strategies, policies and risks, you should read the Reorganization SAI.

The investment objectives of LAS and the 1099 Fund are substantially identical. The investment objective of LAS is long-term capital appreciation while the investment objective of the 1099 Fund is to achieve long-term capital appreciation. A Fund may not change its investment objective without the prior vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

The investment policies of each Fund are substantially the same. LAS pursues its investment objective through the allocation of capital among select alternative asset managers or the funds they operate. The 1099 Fund pursues its investment objective by investing substantially all of its assets in hedge funds and other similar investment vehicles that are managed by a select group of portfolio managers who invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The 1099 Fund generally seeks to invest in offshore Portfolio Funds managed by the same Portfolio Managers that manage the domestic Portfolio Funds in which LAS invests. However, the performance of the Funds has varied, and can be expected to vary, based on the timing of commencement of operations, cash flows in and out of the Funds and the Investment Adviser’s analysis of market conditions and attractiveness and availability of Portfolio Fund investments at the time of investment decisions. The financial highlights in Section III of this Prospectus/Proxy Statement provide some indication of each Fund’s risks by showing year-to-year changes in the performance of each Fund. Of course, a Fund’s past performance is not an indication of future performance.

The Funds have adopted nearly identical fundamental investment restrictions. A Fund may not change any of its fundamental investment restrictions without the prior vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act). The 1099 Fund’s fundamental investment restrictions are listed in the Prospectus of the 1099 Fund, which is incorporated by reference into this Prospectus/Proxy Statement and is enclosed with and considered a part of this Prospectus/Proxy Statement. LAS’s fundamental investment restrictions are listed in the Reorganization SAI.

Management. The same individuals that serve on the LAS Board comprise the 1099 Board. Each Fund’s Board has overall responsibility for the oversight of the operations of the Fund for which it is responsible. Each Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. Please see the Prospectus of the 1099 Fund for detailed information regarding each member of the Board, including their principal occupations during the past five years, compensation received from the 1099 Fund and equity securities owned in the 1099 Fund.

The Investment Adviser, Lazard Alternatives, LLC, serves as the investment adviser of both LAS and the 1099 Fund and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Investment Adviser is a subsidiary of Lazard Asset Management LLC, which is a wholly-owned subsidiary of Lazard Ltd. Lazard, together with its subsidiaries, offers its clients a multitude of asset management services and, as of June 30, 2013, invested approximately $147.3 billion in assets of institutions and individuals around the world.

Pursuant to the Investment Adviser’s Investment Advisory Agreement with each Fund, the Investment Adviser is responsible for managing the investment activities of the Fund. The Investment Adviser continuously manages the assets of each Fund in a manner consistent with the investment objective, policies and restrictions of each Fund and makes all decisions regarding each Fund’s purchases and withdrawals of interests in Portfolio Funds. A description of each Board’s considerations in connection with the most recent renewal of the applicable Fund’s Investment Advisory Agreement will be included in the Fund’s semi-annual report to Members/shareholders for the fiscal period ended September 30, 2013.

In consideration for the Investment Adviser’s services under each Investment Advisory Agreement, each Fund pays the following fees:

	LAS Management and Investment Advisory Agreements	1099 Fund Investment Advisory Agreement
Management and Advisory Fee	1% of net assets of the Fund (on an annualized basis, before reduction for any repurchases of interests)	1.50% of net assets of the Fund (on an annualized basis, before reduction for any repurchases of shares)

Incentive Allocation	Generally, 10% of the net profits, if any, that have been credited to the capital account of a Member during the calendar year (subject to the additional provisions described in the definition of Incentive Allocation above).	None

Portfolio Management Team. The same individuals serve as the portfolio managers for both LAS and the 1099 Fund. Please see the Prospectus of the 1099 Fund for detailed information regarding each portfolio manager, including their other funds and accounts managed and compensation. The portfolio managers do not own any equity securities in either LAS or the 1099 Fund.

Financial Highlights. The financial highlights tables below are intended to help you understand each Fund’s financial performance for the last five fiscal years or periods since inception. The total returns represent the rate that an investor would have earned or lost on an investment in the relevant Fund, assuming reinvestment of all dividends and distributions, if any. This information has been derived from the Funds’ financial statements, which have been audited by Deloitte & Touche LLP (“Deloitte”), given on their authority as experts in accounting and auditing. Deloitte’s reports and LAS’s financial statements for the past five fiscal years and the 1099 Fund’s financial statements since commencement of operations in November 2011 are included in each Fund’s annual report to members, which are available upon request by calling LAS toll free at (800) 823-6300 or by visiting the SEC’s website at www.sec.gov.

Financial Highlights of LAS.

	Years Ended March 31,
	2013	2012	2011	2010	2009

Total return before Incentive Allocation*	7.55%	(3.80%)	7.29%	10.83%	(7.82%)

Incentive Allocation	(0.63%)	0.28%	(0.65%)	(0.11%)	0.00%

Total net return after Incentive Allocation*	6.92%	(3.52%)	6.64%	10.72%	(7.82%)

Members’ capital, end of year (000)	$73,576	$96,013	$113,373	$115,548	$107,035

Portfolio Turnover	22%	20%	31%	25%	21%

Ratios to average contributing members’ capital:

Net investment loss	(1.70%)	(1.60%)	(1.55%)	(1.52%)	(1.41%)

Operating expenses, before Incentive Allocation	1.70%	1.60%	1.55%	1.52%	1.44%

Incentive Allocation	0.56%	(0.28%)	0.67%	0.11%	0.00%

Operating expenses and Incentive Allocation	2.26%	1.32%	2.22%	1.63%	1.44%

*	Total return is calculated for the contributing members as a whole and has not been annualized. An individual member’s return may vary from these returns based on the timing of capital contributions.

Financial Highlights of the 1099 Fund.

	For the Year Ended March 31, 2013	For the Period from November 1, 2011 (Commencement of Operations) to March 31, 2012

Per Share Operating Performance:
Net asset value at beginning of year/period	$101.62	$100.00

Income (loss) from investment operations:
Net investment loss (a)	(2.33)	(0.95)
Net realized and unrealized gain from investments	7.03	2.57
Total from investment operations	4.70	1.62
Less distributions from:
Net investment income	(5.11)	—
Net asset value at end of year/period	$101.21	$101.62

Ratios and Supplemental Data:
Total return	4.74%	1.62	%(b)

Portfolio turnover rate	32.50%	9.44	%(b)
Ratios to Average Net Assets:
Net investment loss	(2.30%)	(2.30	%)(c)

Expenses, before expense reimbursement	3.10%	5.33	%(c)
Expense reimbursement	(0.80%)	(3.03	%)(c)
Net expenses, after expense reimbursement	2.30%	2.30	%(c)

(a)	Based upon average shares outstanding.
(b)	Not annualized.
(c)	Annualized, except for organizational and offering costs.

Administration and Transfer Agency Services. The Bank of New York Mellon, through its Alternative Investment Services division (“BNYM-AIS”), acts as administrator and transfer agent for each of the Funds. The principal business address of BNYM-AIS is 400 Bellevue Parkway, Wilmington, Delaware 19809.

For various administrative services to the Funds, including fund accounting, investor accounting and taxation services, BNYM-AIS is paid a fee based on a percentage of each Fund’s net assets plus reimbursement of certain out-of-pocket expenses. BNYM-AIS also serves as the transfer agent for each Fund. For the most recently completed fiscal year ended March 31, 2013, LAS paid a fee of 0.17% of net assets to BNYM-AIS and the 1099 Fund paid a fee of 0.38% of net assets to BNYM-AIS.

Custodial Services. The Bank of New York Mellon (“BNYM”) is the custodian for the assets of the Funds. The principal business address of BNYM is One Wall Street, New York, New York 10286.

Communication with the Board. Members wishing to submit written communications to the Board should send their communications to the Secretary of the Funds at the principal office of the Funds. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Additional Information. More information about the 1099 Fund is included in: (1) the Prospectus of the 1099 Fund, which is enclosed with and considered a part of this Prospectus/Proxy Statement; (2) the Statement of Additional Information dated October [23], 2013 to this Prospectus/Proxy Statement, which is incorporated by reference herein; and (3) the 1099 Fund’s annual report to shareholders for the fiscal year ended March 31, 2013, which is enclosed with and considered a part of this Prospectus/Proxy Statement (“Annual Report”). You may request free copies of the Annual Report, which has been filed with the SEC, by calling (800) 823-6300 or by writing to the Funds at 30 Rockefeller Plaza, New York, New York 10112-6300.

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the 1099 Fund with the SEC under the 1933 Act, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement filed by the 1099 Fund and to the exhibits and amendments thereto for further information with respect to the 1099 Fund and the shares it offers. Statements contained herein describing the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the 1934 Act and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s web site at www.sec.gov. To request information regarding the Funds, you may also send an email to the SEC at publicinfo@sec.gov.

IV.	ADDITIONAL INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General. This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board to solicit your vote on the proposal to approve the Plan at the Special Meeting. The Special Meeting is to be held on November 26, 2013, at 3:00 p.m. Eastern time at 30 Rockefeller Plaza, New York, New York 10112-6300, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement, the Reorganization SAI and the enclosed form of proxy card are being mailed to Members on or about October 23, 2013. Unless revoked (as described below), all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Plan.

Only Members of record on October 1, 2013 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. Members are entitled to vote in proportion to their capital account balances as of the Record Date. As of the Record Date, the total value of all of the capital accounts of LAS was $63,292,421. As of the Record Date, the total value of all of the 1099 Fund Shares outstanding was $52,824,689.

The Board knows of no matters other than those set forth herein to be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the intention of the persons appointed as proxies in the enclosed form of proxy to vote on such matters in accordance with the judgment of such persons.

Required Vote. The Reorganization will be consummated only if Members holding a “majority of the outstanding voting securities” of LAS vote to approve the Plan. The vote of a “majority of the outstanding voting securities” is defined in the 1940 Act to mean the vote: (a) of 67 per centum or more of the voting interests present at the Special Meeting, if the holders of more than 50 per centum of the outstanding voting interests of LAS are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting interests of LAS, whichever is less. A vote of shareholders of the 1099 Fund is not needed to approve the Plan. If the Plan is approved by Members, it is expected that the Reorganization will be consummated on or about December 31, 2013, or such other date as the parties may agree to in writing.

Quorum and Method of Tabulation. Members of record of LAS at the close of business on the Record Date will be entitled to vote at the Special Meeting or any adjournment thereof. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members shall constitute a quorum at the Special Meeting.

If a proxy (i) is properly executed and accompanied by instructions to abstain from voting on a proposal, or (ii) represents a nominee “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, “abstentions”), the interests represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a vote against the approval of the Plan.

Members who object to any proposal in this Prospectus/Proxy Statement will not be entitled to compel any sale or appraisal of LAS’s assets or such Member’s interest.

Solicitation of Proxies. In addition to soliciting proxies by mail, the employees of Lazard or the Investment Adviser may solicit proxies in person or by telephone. LAS may also arrange to have a proxy solicitation firm call you to assist you in the voting process. Lazard has retained Broadridge, located at 51 Mercedes Way, Edgewood, New York 11717, to aid in the solicitation of proxies for a projected fee (including printing services) of approximately $7,000. Lazard will pay for all proxy solicitation costs, including the costs associated with hiring Broadridge as a proxy solicitation firm.

The giving of a proxy will not affect your right to vote in person should you decide to attend the Special Meeting.

Revocation of Proxies. Proxies may be revoked at any time before they are voted either: (i) by a written revocation received by the Secretary of LAS; (ii) by properly executing a later-dated proxy; or (iii) by attending the Special Meeting and voting in person.

Adjournment. If a quorum is not attained or if sufficient votes to approve the Plan are not received by the time scheduled for the Special Meeting, or for such other reasons as they may determine appropriate, the persons named as proxies or their substitutes may propose one or more adjournments of the Special Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal to approve the Plan. Any adjournment requires the affirmative vote of a majority of Members present in person or by proxy at the Special Meeting without additional notice to the Members.

Interest of Certain Persons in the Reorganization.

As of October 1, 2013, Lazard Diversified Strategies Ltd. (“Diversified Strategies”), a Cayman Islands exempted company that invests substantially all of its assets into LAS, owns approximately 27% of LAS. As of October 1, 2013, there are no persons who are deemed to be a control person of the 1099 Fund. For purposes of this item, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

The Investment Adviser intends to vote Diversified Strategies’ interests in LAS in the same proportion as the votes are cast by other LAS Members. Following the Reorganization, shareholders of Diversified Strategies will hold directly 1099 Fund Shares.

To the knowledge of LAS, the following are the only persons who owned of record or beneficially, five percent or more of the interests of LAS, as of October 1, 2013:

Member Name and Address	Aggregate Interests	Percentage of Outstanding Interests
Lazard Diversified Strategies Fund, Ltd Walkers Corporate Services Limited, Walkers House, 87 Mary Street, George Town, Grand Cayman Islands, KY1-9005	17,032,116	27%

David A. Rich c/o Family Wealth Management Services 3155 Roswell Road, NE, Suite 320 Atlanta, GA 30305	4,078,760	6%

To the knowledge of the 1099 Fund, the following are the only persons who owned of record or beneficially, five percent or more of the shares of the 1099 Fund, as of October 1, 2013:

Shareholder Name and Address	Aggregate Investment Amount	Percentage of Outstanding Shares
Lazard Asset Management LLC 30 Rockefeller Plaza, New York, NY 10112	7,795,832	15%

The Sun Family Trust P.O. Box 8566 Fountain Valley, CA 92708	6,201,878	12%

The following table sets forth those persons who are expected to own of record or beneficially five percent or more of the shares of the 1099 Fund after consummation of the Reorganization, based on interests of LAS and shares of the 1099 Fund as of October 1, 2013:

Shareholder Name and Address	Percentage of Outstanding Shares of 1099 Fund (pro forma combined with LAS)
The Sun Family Trust P.O. Box 8566 Fountain Valley, CA 92708	5%

Lazard Asset Management LLC 30 Rockefeller Plaza, New York, NY 10112	7%

As of October 1, 2013, the officers and Managers/Trustees of each of LAS and the 1099 Fund as a group beneficially owned less than 1% of the outstanding interests of LAS and less than 1% of the outstanding shares of the 1099 Fund.

APPENDIX A:

AGREEMENT AND PLAN OF ACQUISITION

THIS AGREEMENT AND PLAN OF ACQUISITION (the "Agreement") is made as of this [   ] day of [               ], 2013, by and among Lazard Alternative Strategies 1099 Fund, a Delaware statutory trust, with its principal place of business at 30 Rockefeller Plaza, New York, NY 10112 (the "Acquiring Fund"), Lazard Alternative Strategies Fund, L.L.C., a Delaware limited liability company, with its principal place of business at 30 Rockefeller Plaza, New York, NY 10112 (the "Selling Fund," and together with the Acquiring Fund, the "Funds"), and, for purposes of Section 9.1, Lazard Alternatives, LLC, a Delaware limited liability company, with its principal place of business at 30 Rockefeller Plaza, New York, NY 10112 ("Lazard Alternatives").

The transaction contemplated by this Agreement (the "Acquisition") will consist of (i) the transfer of all of the assets of the Selling Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of Acquiring Fund Shares pro rata to the members of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth.

WHEREAS, the Selling Fund and the Acquiring Fund are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end, management investment companies, and, as of the Closing Date, the Selling Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Selling Fund and the Acquiring Fund are authorized to offer and issue limited liability company interests and shares of beneficial interest, respectively, to investors;

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the Acquiring Fund should acquire all of the assets of the Selling Fund in exchange for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth, that these transactions are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Managers of the Selling Fund has determined that the Selling Fund should transfer all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that these transactions are in the best interests of the Selling Fund and that the interests of the Selling Fund's existing members will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND ASSUMPTION OF
LIABILITIES, AND LIQUIDATION OF THE SELLING FUND

Section 1.1            The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in Section 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor:  (i) to deliver for the benefit of the Selling Fund, as provided in Section 1.5, the Acquiring Fund Shares, computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume all of the identified liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place on the Closing Date provided for in Section 3.1, or as soon as reasonably practicable following the Closing Date, but in no event later than one month after the Closing Date.

Section 1.2            Assets To Be Acquired. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash (with the exception of that amount of cash necessary to discharge the liabilities and obligations of the Selling Fund that are not being assumed by the Acquiring Fund as set forth in Section 1.3), securities, commodities, interests in futures and dividends and interest receivable, that is owned by the Selling Fund and all deferred and prepaid expenses shown as assets on the books of the Selling Fund on the Closing Date. Prior to the Closing Date, the Selling Fund will take such steps as are necessary: (i) to ensure that the assets of the Selling Fund presently consisting of interests in domestic private investment funds (each, an "Underlying Fund") managed by portfolio managers ("Portfolio Managers") have been exchanged for shares of the corresponding offshore private investment funds managed by such Portfolio Managers, or, if such exchange is not feasible with respect to any Underlying Fund, that the capital of the Selling Fund in such Underlying Fund has been withdrawn and converted to cash; and (ii) to obtain the consents of the Underlying Funds required to transfer the Selling Fund's investments in the Underlying Funds to the Acquiring Fund effective as of the Closing Date.

Section 1.3            Liabilities To Be Assumed. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those of the Selling Fund's liabilities, expenses, costs, charges, reserves and other obligations in existence as of the Closing Date and reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities of the Selling Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, which other liabilities shall remain the obligation of the Selling Fund, and any expenses of the Acquisition incurred by the Selling Fund shall not be assumed or paid by the Acquiring Fund.

Section 1.4            Liquidation And Distribution. As soon as reasonably practicable following the Closing Date, but in no event later than one month after the Closing Date, the

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Selling Fund will liquidate and distribute pro rata to the Selling Fund's members, determined as of the close of business on the Closing Date and excluding any members of the Selling Fund who have had their entire interest in the Selling Fund repurchased as of the Closing Date ("Selling Fund Members"), the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to accounts that have been opened on the records of the Acquiring Fund for each of the Selling Fund Members, each such account for a Selling Fund Member to be credited with such member's pro rata share of such Acquiring Fund Shares based on the percentage interest of such member in the Selling Fund as of the Closing Date. All issued and outstanding limited liability company interests of Selling Fund Members in the Selling Fund ("Selling Fund Interests") will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares. On or as soon as reasonably practicable after the Closing Date, the Selling Fund will thereupon proceed to dissolve as set forth in Section 1.8 below.

Section 1.5            Ownership Of Interests. The Selling Fund's ownership of Acquiring Fund Shares as of the Closing Date will be shown on the books of the Acquiring Fund's transfer agent as soon as reasonably practicable following the Closing Date, but in no event later than one month after the Closing Date. The Selling Fund Members' ownership of Acquiring Fund Shares as of the Closing Date following the distributions referred to in Section 1.4 will also be shown on the books of the Acquiring Fund's transfer agent as soon as reasonably practicable following the Closing Date, but in no event later than one month after the Closing Date.

Section 1.6            Transfer Taxes. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Selling Fund Interests on the books of the Selling Fund as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

Section 1.7            Reporting Responsibility. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

Section 1.8            Termination Of The Selling Fund. After the Closing Date, the Selling Fund shall cease operations and shall not engage in any transactions or activities other than the distribution of Acquiring Fund Shares, as contemplated by Section 1.4, and those associated with the winding up of its affairs and its dissolution under the laws of the State of Delaware. The Selling Fund shall, as soon after the Closing Date as is reasonably practicable, take all actions as may be necessary to terminate its existence under Delaware law and to obtain an order of the Securities and Exchange Commission (the "Commission"), pursuant to Section 8(f) of the 1940 Act, declaring that the Selling Fund has ceased to be an investment company.

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Article II

VALUATION

Section 2.1            Valuation Of Assets. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be determined as of the close of business on the Closing Date if such date is the last day of the calendar month or otherwise on the last day of the calendar month immediately preceding the Closing Date (the "Valuation Date") using the valuation procedures of the Acquiring Fund.

Section 2.2            Valuation Of Interests To Be Issued. The aggregate value of Acquiring Fund Shares to be issued pursuant to Section 1.1 shall be equal to the value of the acquired assets of the Selling Fund determined in the manner and at the time set forth in Section 2.1 less the liabilities of the Selling Fund assumed by the Acquiring Fund pursuant to Section 1.3.

Section 2.3            Determination Of Value. All computations of value shall be made by Lazard Alternatives in accordance with its customary practices in valuing the assets of the Acquiring Fund in accordance with the procedures of the Acquiring Fund. The computations of value and other calculations required to be made pursuant to this Section 2 shall be completed at the Closing (as defined herein) or as soon as reasonably practicable after the Closing Date.

Article III

CLOSING AND CLOSING DATE

Section 3.1            Closing Date. The closing of the Acquisition (the "Closing") shall take place on or about [December 31, 2013] or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously at the commencement of business on the Closing Date unless otherwise provided. The Closing shall be held at 9:00 a.m. Eastern time at the offices of the Acquiring Fund, or at such other time or place as the parties may agree. Any acts or items not required under this Agreement to take place or be delivered on or prior to the Closing Date shall take place or be delivered by no later than one month after the Closing Date or such date as may be specified by this Agreement.

Section 3.2            Effect Of Suspension In Trading. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities or other investments of investment funds in which the Acquiring Fund or the Selling Fund invests shall be closed to trading or trading thereon shall be restricted, such that it is not reasonably practicable to determine the value of the assets of either the Acquiring Fund or the Selling Fund as of such date or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that accurate determination of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing Date shall be postponed until the last day of the month during which trading shall have been fully resumed and reporting shall have been restored and it is reasonably practicable to determine the value of the assets of both the Acquiring Fund and the Selling Fund.

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Section 3.3 Adviser, Transfer Agent And Custodian Certificates. The Bank of New York Mellon, Alternative Investment Services division ("BNY-AIS”), as the administrator and transfer agent of the Selling Fund, shall deliver: (i) as soon as is reasonably practicable following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of all Selling Fund Members; and (ii) within one month after the Closing Date, a certificate of an authorized officer stating the amount of outstanding Selling Fund Interests owned by and the value of the corresponding account of each Selling Fund Member, as of the Valuation Date. The Bank of New York Mellon, as custodian for the assets of the Selling Fund, shall deliver: (x) at the Closing a certificate of an authorized representative as to the assets the Selling Fund holds and acknowledging receipt of instructions to transfer such assets to the Acquiring Fund effective as of the Closing; and (y) as soon as is reasonably practicable following the Closing, a certificate of an authorized representative stating that such assets have been transferred to the Acquiring Fund. BNY-AIS, the transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's shareholder account records of accounts in the names of the Selling Fund and the Selling Fund Members. As soon as is reasonably practicable following the Closing Date, the Acquiring Fund shall cause BNY-AIS to issue and deliver to the Selling Fund a confirmation evidencing that Acquiring Fund Shares are being credited as of the Closing Date to the Selling Fund's and Selling Fund Members' accounts on the books of the Acquiring Fund. Within one month after the Closing Date, the Acquiring Fund will cause BNY-AIS to provide to the Selling Fund evidence satisfactory to the Selling Fund that Acquiring Fund Shares have been credited pro rata to the accounts of the Selling Fund Members on the books of the Acquiring Fund as of the Closing Date, including the amounts of Acquiring Fund Shares credited to such accounts. At the Closing, or as soon as reasonably practicable thereafter, each party shall deliver to the other such bills of sale, checks, assignments, receipts and other documents as such other party or its counsel may reasonably request.

Section 3.4            Statement of Assets and Liabilities of the Selling Fund. As of the Closing Date, the Selling Fund shall deliver to the Acquiring Fund a statement identifying all of the Selling Fund's assets and liabilities, including a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.

Article IV

REPRESENTATIONS AND WARRANTIES

Section 4.1            Representations Of The Selling Fund. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)    The Selling Fund is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)   The Selling Fund is duly registered under the 1940 Act as a closed-end, management investment company and such registration is in full force and effect.

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(c)    The Board of Managers of the Selling Fund meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

(d)   The offering memorandum of the Selling Fund dated December 2010 conforms in all material respects to the applicable requirements of the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)    The investment objective, policies and restrictions of the Selling Fund are accurately reflected in the offering memorandum of the Selling Fund.

(f)    The Selling Fund is not, and the execution, delivery and performance of this Agreement (subject to member approval) by the Selling Fund will not result, in a material violation of any applicable law or any provision of the Selling Fund's Limited Liability Company Agreement or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

(g)   The Selling Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of business) that if terminated may result in material liability to the Selling Fund prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in a Statement of Assets and Liabilities prepared by the Selling Fund as of the Closing Date.

(h)   No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Selling Fund's financial condition, the conduct of the Selling Fund's business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(i)     The Selling Fund is, and at all times during the past three years has been, in material compliance with all applicable laws and regulations.

(j)     The financial statements of the Selling Fund at March 31, 2013 and September 30, 2013 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund of a material amount as of such date not disclosed therein.

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(k)   Since September 30, 2013, there has been no change by the Selling Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles.

(l)     At the Closing Date, there will not be any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subsection (l), distributions or accepted tenders of interests are deemed to be in the ordinary course of business.

(m) All issued and outstanding Selling Fund Interests are, and at the Closing Date will be, duly and validly issued and outstanding. All of the issued and outstanding Selling Fund Interests will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent for the Selling Fund as provided in Section 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase Selling Fund Interests, nor any security convertible into Selling Fund Interests.

(n)   Selling Fund Interests have been offered and sold in compliance with the laws and regulations of all jurisdictions in which such offers and sales have been made, all reports and filings required by such laws and regulations have been timely filed and are complete and current, all fees required to be paid in connection with such offers and sales have been paid, and the Selling Fund is not subject to any stop order and is fully qualified to sell its Interests in each state in which its Interests have or are being offered and sold.

(o)   At the Closing Date, the Selling Fund will have good and valid title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder (subject to the consents required to be obtained from the Underlying Funds described in Section 1.2), and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than restrictions on the transfer of interests in private investment funds arising under the 1933 Act and such other restrictions as disclosed to the Acquiring Fund and accepted by the Acquiring Fund in its sole discretion.

(p)   The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject to its approval by Selling Fund Members and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals, other than those contemplated by this Agreement, are necessary in connection with the Selling Fund's performance of this Agreement.

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(q)   The registration statement and any amendment thereto (including any post-effective amendment) filed with the Commission by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares to be issued hereunder (the "Registration Statement") and the proxy statement of the Selling Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement and insofar as they do not relate to the Acquiring Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of the Selling Fund Members and at the Closing Date, the Proxy Statement and the Registration Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement or any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement or the Proxy Statement or for use in any supplement or amendment thereto.

(r)     The information furnished or to be furnished by the Selling Fund to the Acquiring Fund for use by the Acquiring Fund in the Registration Statement and the Proxy Statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(s)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated herein, except such as have been or shall be obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

(t)     The schedule of investments delivered to the Acquiring Fund lists all securities owned by the Selling Fund or in which the Selling Fund has a beneficial interest as of the date of its last audited financial statements and as of the Closing Date.

(u)   The liabilities of the Selling Fund assumed by the Acquiring Fund  plus the liabilities, if any, to which the transferred assets are subject were incurred by the Selling Fund in the ordinary course of its business and are associated with the assets transferred.

(v)   As of the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes (whether or not shown on such returns or reports) shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

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(w) At all times the Selling Fund has been a partnership (and not an association taxable as a corporation or a "publicly traded partnership") for U.S. federal income tax purposes.

Section 4.2            Representations of the Acquiring Fund. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)    The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)   The Acquiring Fund is duly registered under the 1940 Act as a closed-end, management investment company and such registration is in full force and effect.

(c)    The Board of Trustees of the Acquiring Fund meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

(d)   The current prospectus and statement of information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)    The investment objective, policies and restrictions of the Acquiring Fund are accurately reflected in the prospectus and statement of additional information of the Acquiring Fund.

(f)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in a material violation of any applicable law or any provision of the Acquiring Fund's Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(g)   No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition, the conduct of the Acquiring Fund's business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)   The Acquiring Fund is, and at all times during the past three years has been, in material compliance with all applicable laws and regulations.

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(i)     The financial statements of the Acquiring Fund at March 31, 2013 and September 30, 2013 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund of a material amount as of such date not disclosed therein.

(j)     Since September 30, 2013, there has been no change by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles.

(k)   The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, except for such liabilities as have been incurred in the ordinary course of its business and are duly reflected in its books and records.

(l)     At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subsection (l), distributions or accepted tenders of interests are deemed to be in the ordinary course of business.

(m) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes (whether or not shown on such returns or reports) shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(n)   For each taxable year since its commencement of operations, the Acquiring Fund has met the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") for qualification and treatment as a "regulated investment company" within the meaning of Section 851 of the Code.

(o)   The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals, other than those contemplated by this Agreement, are necessary in connection with the Acquiring Fund's performance of this Agreement.

(p)   The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they do not relate to the Selling Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a

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material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of the Selling Fund Members and at the Closing Date, the Proxy Statement and the Registration Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement or any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the Selling Fund for use in the Registration Statement or the Proxy Statement or for use in any supplement or amendment thereto.

(q)   The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of Selling Fund Members, pursuant to the terms of this Agreement will, as of the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, with no personal liability attaching to the ownership thereof, and will be fully paid and non-assessable by the Acquiring Fund, and no shareholders of the Acquiring Fund or other person will have any preemptive right of subscription or purchase in respect thereof.

(r)     The information furnished or to be furnished by the Acquiring Fund to the Selling Fund for use by the Selling Fund in the Proxy Statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(s)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or shall be obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

(t)     The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase Acquiring Fund Shares, nor any security convertible into Acquiring Fund Shares.

(u)   No consideration other than Acquiring Fund Shares (and the Acquiring Fund's assumption of the liabilities of the Selling Fund, as contemplated by this Agreement) will be issued in exchange for the assets of the Selling Fund in the Acquisition.

Article V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

Section 5.1            Operation In Ordinary Course. Except as otherwise required by this Agreement, the Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date.

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Section 5.2            Investment Representation. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

Section 5.3            Approval By Members. The Selling Fund will call a meeting of the Selling Fund Members to be held before the Closing Date to consider and act upon this Agreement and will take all reasonable actions necessary to obtain approval of this Agreement and the transactions contemplated herein by its members.

Section 5.4            Additional Information. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Selling Fund Interests.

Section 5.5            Transfer Of Investments. The Selling Fund and the Acquiring Fund will take all actions reasonably necessary: (i) to exchange interests held by the Selling Fund in Underlying Funds that are domestic private investment funds for shares of the corresponding offshore private investment funds managed by the same Portfolio Managers; (ii) to obtain necessary consents to enable the transfer of its investments in all Underlying Funds held by it on the Valuation Date to the Acquiring Fund in connection with the Acquisition; (iii) to enable the Acquiring Fund to be admitted as a shareholder of the Underlying Funds and reflected on the books and records of the Underlying Fund; and (iv) to sell, transfer or otherwise dispose of any such investments as to which such consents or exchanges have not, prior to the Closing, been obtained or effected. Prior to such time as the Acquiring Fund is reflected as a shareholder on the books and records of the Underlying Funds, when the Selling Fund receives or collects a payment or other proceeds derived from such investments, including any amounts paid to the Selling Funds in connection with redemptions of capital from the Underlying Funds after the Closing Date (the "Proceeds"), the Selling Fund will promptly pay to the Acquiring Fund each payment of Proceeds.

Section 5.6            D&O Insurance. Prior to the Closing, the Selling Fund shall have taken such actions as may be necessary to extend the coverage of the existing directors and officers liability insurance policies of the Selling Fund (collectively, the "D&O Policy") to cover claims made with respect to the Selling Fund against the Managers of the Selling Fund, acting in their capacities as such, for a period of six (6) years following the Closing Date.

Section 5.7            Indemnification Of Managers Of The Selling Fund. The Acquiring Fund hereby agrees to indemnify each Manager of the Selling Fund against all liabilities and expenses incurred by such Manager with respect to the Selling Fund in the manner and on the terms and conditions of the Limited Liability Company Agreement of the Selling Fund with respect to liabilities and expenses asserted during the period expiring on the 6th anniversary date of the Closing Date to the extent that such liabilities and expenses are not covered by the D&O Policy.

Section 5.8            Further Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make

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effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

Section 5.9            Proxy Statement. In connection with the meeting of the Selling Fund Members referred to in Section 5.3, the Selling Fund and Acquiring Fund will prepare a Proxy Statement for such meeting, to be included in the Registration Statement, which the Acquiring Fund will file for registration under the 1933 Act of the offering of Acquiring Fund Shares to be distributed to the Selling Fund Members hereunder, all in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

Section 5.10        Compliance with Rule 17a-8. In connection with the transactions contemplated herein, each Fund agrees that the determinations made by its respective Board of Managers/Trustees as required by Rule 17a-8 under the 1940 Act, and the bases thereof, including the factors considered by the Managers/Trustees, will be recorded fully in its minute books. The Acquiring Fund agrees that it will preserve written records that describe the Acquisition and its terms for six years after the Acquisition (and for the first two years in an easily accessible place) and further agrees that, subsequent to the Closing Date, it will preserve all books and records of the Selling Fund in the manner and for such periods as may be required by the 1940 Act and the rules thereunder.

Section 5.11        Capital Contributions to Selling Fund. Effective as of [September 1], 2013, the Selling Fund shall no longer issue any Selling Fund Interests until the earlier of the Closing Date or the termination of this Agreement. The Acquiring Fund and the Selling Fund agree that, in the event all conditions precedent set forth in Articles VI, VII and VIII herein have been satisfied, any subscriptions to purchase Selling Fund Interests as of a date subsequent to the Closing Date shall be treated as subscriptions to purchase shares of the Acquiring Fund as of the beginning of the calendar month following the Closing Date, and the Selling Fund agrees to disclose the foregoing in connection with the offering of Selling Fund Interests to prospective investors commencing upon the date of this Agreement. The Selling Fund agrees that, in the event all conditions precedent set forth in Articles VI, VII and VIII herein have been satisfied, it shall not repurchase or redeem any Selling Fund Interests subsequent to the Closing Date.

Article VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, except as otherwise provided in this Agreement, and, in addition thereto, shall be subject to the conditions that:

Section 6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund at the Closing a certificate executed in its name by a duly authorized officer of the Acquiring Fund, in form and

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substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

Section 6.2 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of the Acquiring Fund as they are described in the Acquiring Fund's prospectus and statement of additional information.

Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date, except as otherwise provided for in this Agreement, and, in addition thereto, shall be subject to the conditions that:

Section 7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by a duly authorized officer of the Selling Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

Section 7.2 The Selling Fund shall have delivered to the Acquiring Fund a list of the Selling Fund's portfolio securities as of the Closing Date as set forth in Section 3.4.

Section 7.3 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of the Selling Fund as they are described in the Selling Fund's offering memorandum.

Section 7.4 On the Closing Date, the assets of the Selling Fund shall include no assets that the Acquiring Fund may not properly acquire.

Article VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement, except as otherwise provided herein:

Section 8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Selling Fund Interests in accordance with the provisions of the Selling Fund's Limited Liability Company Agreement and certified copies of the resolutions evidencing such approval shall have been delivered to the

14

Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Section 8.1.

Section 8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

Section 8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

Section 8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

Article IX

EXPENSES

Section 9.1 Lazard Alternatives shall bear the expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund including, without limitation: (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which Selling Fund Members are resident as of the date of the mailing of the Proxy Statement to such members; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; (h) solicitation costs; and (i) premium expenses relating to the D&O Policy referred to in Section 5.6. Except that Lazard Alternatives shall not pay for: (i) any costs associated with the transfer of investments contemplated in Section 5.5 (including any redemption fees charged by an Underlying Fund); (ii) such indemnification expenses as contemplated by Section 5.7; and (iii) to the extent that the Selling Fund or the Acquiring Fund would have incurred such expenses regardless of whether it entered into this Agreement.

15

Article X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

Section 10.1        The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

Except for the representations, warranties, and covenants in Sections 5.7 and 5.8, all other representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

Article XI

TERMINATION

Section 11.1        This Agreement may be terminated and the Acquisition may be abandoned at any time at or prior to the Closing Date:

(a)                by mutual written consent of the Acquiring Fund and the Selling Fund;

(b)               by either the Acquiring Fund or the Selling Fund if there shall be any law or regulation that makes consummation of the Acquisition illegal or otherwise prohibited, or if any judgment, injunction, order or decree enjoining the Acquiring Fund or the Selling Fund from consummating the Acquisition is entered and such judgment, injunction, order or decree shall become final and nonappealable;

(c)                by either the Acquiring Fund or the Selling Fund by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before March 31, 2014; or

(d)               by either the Acquiring Fund or the Selling Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if

(i)                 the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date,

(ii)               the other party materially breaches any of its representations, warranties or covenants contained herein,

(iii)             the Selling Fund Members fail to approve this Agreement,

16

(iv)             any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(v)               its Board of Managers/Trustees has determined in good faith that termination of this Agreement is in the best interests of the terminating party and its members/shareholders.

Section 11.2        In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund or the Selling Fund, or their respective Managers/Trustees or officers, to the other party.

Article XII

AMENDMENTS

Section 12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the Selling Fund and the Acquiring Fund; provided, however, that following the mailing of the Proxy Statement to Selling Fund Members, no such amendment may have the effect of changing the provisions for determining the aggregate value of the Acquiring Fund Shares to be issued to Selling Fund Members under this Agreement to the detriment of such members without their further approval.

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

Section 13.1        The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Section 13.3        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

Section 13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this Section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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Section 13.5        With respect to the Acquiring Fund, the Selling Fund and their respective boards of Managers/Trustees, the names used herein refer respectively to the Funds, and, as the case may be, the Managers/Trustees of the Funds, as Managers/Trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Acquiring Fund and the Selling Fund. The obligations of the Acquiring Fund and the Selling Fund entered into in the name or on behalf thereof by any of the Managers/Trustees, representatives or agents of the Acquiring Fund or the Selling Fund, respectively, are made not individually, but in such capacities, and are not binding upon any of the Managers/Trustees, members, representatives or agents of the Acquiring Fund and the Selling Fund as the case may be, personally, but bind only the property of the respective Funds.

{The remainder of this page has been intentionally left blank}

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Lazard Alternative Strategies 1099 Fund
By: ______________________________________ Name: Title:

Lazard Alternative Strategies Fund, L.L.C.
By: ______________________________________ Name: Title:

For purposes of Section 9.1 only: Lazard Alternatives, LLC
By: ______________________________________ Name: Title:

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Members:

The Notice of Special Meeting of Members and Proxy Statement are available at www.proxyvote.com.

M63677-S11087

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

SPECIAL MEETING OF MEMBERS - NOVEMBER 26, 2013

PROXY SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned member of Lazard Alternative Strategies Fund, L.L.C. (the "Fund"), hereby appoints Nathan A. Paul with full power of substitution and revocation, as proxy to represent the undersigned at the Special Meeting of Members of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Tuesday, November 26, 2013, at 3:00 p.m. local time, and any and all adjournments or postponements thereof, and thereat to vote all interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF MANAGERS AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPTOF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to the website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63676-S11087

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" Proposal 1. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxyholder on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

For Against Abstain
1. Approval of Agreement and Plan of Acquisition.
2. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Note: Please sign exactly as name or names appear on this proxy. If interests are held jointly, each member should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Lazard Alternative Strategies 1099 Fund

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

[                  ], 2013

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (the “Reorganization”) of Lazard Alternative Strategies Fund, L.L.C. (“LAS”) by Lazard Alternative Strategies 1099 Fund (the “1099 Fund” and together with LAS, the “Funds”). This SAI contains information which may be of interest to members of LAS, but which generally is not included in the Prospectus/Proxy Statement dated [            ], 2013 (the “Prospectus/Proxy Statement”) relating to the Reorganization.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by writing to LAS at 30 Rockefeller Plaza, New York, New York 10112-6300, or by calling, toll-free, (800) 823-6300. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings given to them in the Prospectus/Proxy Statement.

The audited financial statements and related independent registered public accounting firm’s report for LAS contained in the Annual Report to Members for the fiscal year ended March 31, 2013 are incorporated herein by reference and accompany this SAI.

The audited financial statements and related independent registered public accounting firm’s report for the 1099 Fund contained in the Annual Report to Shareholders for the fiscal year ended March 31, 2013 are incorporated herein by reference and accompany this SAI.

Members may obtain free copies of the audited financial statements and related independent registered public accounting firm’s report for each of LAS and the 1099 Fund by contacting their financial advisor or other financial representative or by calling LAS toll-free at (800) 823-6300.

The unaudited pro forma financial statements, attached hereto in Section B, are intended to present the financial condition and related results of operations of the 1099 Fund and LAS as if the Reorganization had been consummated on April 1, 2012, except as otherwise indicated.

Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, PA 19103, is the independent registered public accounting firm for both LAS and the 1099 Fund. The audited financial statements for LAS and the 1099 Fund incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of Deloitte & Touche LLP, given on its authority as an expert in auditing and accounting.

SECTION A

ADDITIONAL INFORMATION ABOUT LAS

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The Prospectus/Proxy Statement contains basic information about the investment objective, strategies and policies of the Funds. This SAI supplements the discussion in the Prospectus/Proxy Statement of the investment objective, strategies and policies of LAS (the “Fund”). The 1099 Fund Prospectus contains additional information about the investment objective, strategies and policies of the 1099 Fund.

This SAI also contains detailed information regarding the investment strategies employed by the Investment Adviser and the Portfolio Managers of the Portfolio Funds, and the types of investments and associated risk factors relating to the portfolios of the Portfolio Funds.

Investment Objective

The objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through the allocation of capital among select alternative asset managers (the “Portfolio Managers”) or the funds they operate (“Portfolio Funds”). The Fund primarily invests in Portfolio Funds which are unregistered funds.

Investment Strategy

Evaluation and Selection of Prospective Portfolio Managers and Portfolio Funds

The Investment Adviser follows certain general guidelines in choosing the Portfolio Managers. While the Investment Adviser attempts to apply such guidelines consistently, the guidelines involve the application of qualitative and quantitative criteria, and therefore the selection of the Portfolio Managers is a fundamentally subjective process. The use of the selection guidelines may be modified at the discretion of the Investment Adviser.

The selection guidelines are as follows:

Filtering Portfolio Manager Candidates. The objective of the filtering process is to identify a group of Portfolio Funds for further review by the Investment Adviser. The Investment Adviser uses a variety of information sources to identify prospective investments, including, but not limited to, industry contacts, databases, prime brokers, proprietary resources and Lazard’s global research resources. These sources are expected to narrow down the investable universe from over 6,000 funds to a universe of less than 1,400 funds.

Interviews, Evaluations and Selection of Portfolio Managers. The Investment Adviser will seek to obtain more detailed information about the Portfolio Managers in order to assess whether they are suitable for investment by the Fund and to reduce overall investment risk to the Fund. The Investment Adviser generally conducts a number of interviews and other due diligence prior to making an investment. Where possible, the Investment Adviser verifies the information collected with supplemental interviews and data collected from sources unrelated to the Portfolio Managers. During the due diligence process, the Investment Adviser evaluates the following:

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(i)	ability of the Portfolio Manager to generate returns within specific risk parameters;

(ii)	stability of Portfolio Manager’s investment process and its ability to sustain returns;

(iii)	expertise of the Portfolio Manager’s firm and its employees;

(iv)	differentiating factors that give the Portfolio Manager an investment edge;

(v)	infrastructure of the firm from research to trading to operations;

(vi)	risk control procedures, both from a business and investment standpoint; and

(vii)	overall business organization.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Investment Adviser attempts to forecast the proposed Portfolio Manager’s potential for generating sustainable positive risk-adjusted returns under a wide variety of market conditions. This investment analysis exercise is an invaluable step in building a portfolio that meets the risk/return objectives set forth by the Investment Adviser.

Portfolio Construction. The Investment Adviser seeks to construct a portfolio of Portfolio Managers that is broadly diversified across strategies, markets and types of securities. The Fund’s assets are generally allocated among 15 to 35 Portfolio Managers. The Fund will not hold interests in a Portfolio Fund that would constitute 5% or more of the Portfolio Fund’s voting securities. This limitation on voting rights is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may potentially impose limits on transactions with the Portfolio Funds both by the Fund and other clients of the Investment Adviser. There are, however, other statutory tests of affiliation (such as on the basis of control), and a Portfolio Fund may be deemed an “affiliated person” of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and a Portfolio Fund could potentially be subject to the prohibitions of Section 17 of the 1940 Act if an appropriate exemption were not available.

In order to comply with this 5% limitation, the Fund may, at the time of investment, elect to invest in a class of a Portfolio Fund’s non-voting securities (if such a class is available) or may contractually waive all voting rights associated with the investment or those that would exceed the 5% limitation. Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Fund automatically (and in most cases irrevocably) waives any voting rights it may hold subject to certain requirements. Other investment funds or accounts managed by the Investment Adviser also may forego or waive voting rights in a particular Portfolio Fund. Determinations of whether the Fund will waive its voting rights are made by the Investment Adviser as part of the investment process. The Board has delegated the Fund’s investment decisions to the Investment Adviser. Prior to the Fund complying with the 5% limitation, the Investment Adviser will make a determination whether forgoing the right to vote is consistent with its fiduciary duty as investment adviser to the Fund. When deciding to forego or waive voting rights, the Investment Adviser considers only the interests of the Fund and not the interests of the Investment Adviser or those of the Investment Adviser’s other clients.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund invests provide their shareholders with an ability to vote only under

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limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Investment Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its shareholders from investing in non-voting securities.

Monitoring of Portfolio Managers and Reallocation. The day-to-day management of the Fund’s allocations and investments has been delegated to the Investment Adviser which, in its discretion, undertakes transactions on behalf of the Fund within the parameters set forth herein. The Investment Adviser monitors Portfolio Managers through a combination of weekly and/or monthly net asset value updates, position reports and periodic phone calls and visits. The Investment Adviser utilizes its proprietary software packages to analyze risk and perform stress and scenario analyses. The Investment Adviser evaluates any changes in a Portfolio Manager’s investment strategy or organizational structure to seek to determine if such changes may lead to diminished returns for the Fund. The Investment Adviser also relies on its experience to make qualitative assessments about the current risk conditions that each Portfolio Manager and the Fund may face.

The performance of each Portfolio Manager that is managing assets for the Fund typically are compared with the Investment Adviser’s expectations of such Portfolio Manager. The reasons for reducing or withdrawing entirely the capital allocated to a Portfolio Manager may include, without limitation:

(i)	the identification by the Investment Adviser of a preferable alternative for investing the capital;

(ii)	a change in the Portfolio Manager’s strategy or personnel;

(iii)	a significant change in the amount of assets under the Portfolio Manager’s management that may cause a dilution of the expected return;

(iv)	the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Investment Adviser;

(v)	a decline in the potential for gains on investment in the Portfolio Manager’s market niche;

(vi)	a failure of the Portfolio Manager to meet expectations of, or adhere to restrictions on, activities established by the Investment Adviser;

(vii)	the reduction in exposure of the Portfolio Manager’s strategy in the Fund; or

(viii)	any other reason or determination reached by the Investment Adviser, in its discretion.

The Investment Adviser allocates the Fund’s assets among Portfolio Managers employing various investment strategies by investing in Portfolio Funds. Portfolio Managers generally invest in marketable securities, although the Portfolio Funds in which the Fund invests are not themselves marketable. The securities in the Portfolio Funds are expected to invest in include U.S. and non-U.S.

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equity and debt securities, commodities, money market instruments, non-U.S. currencies, options, futures contracts, forward contracts and other derivative instruments. Although the investment strategies described below represent the primary strategies of the Portfolio Managers selected by the Fund, the Fund is not limited in the types of strategies that it may select or the types of investment activities in which it may engage (except insofar as the investment restrictions of the Fund limit the investment activities used in the Portfolio Accounts (as defined below)). Accordingly, the Fund may consider investment in Portfolio Funds that pursue a wide range of investment or other market strategies, including activities not described herein, to the extent that the Investment Adviser deems appropriate.

The Fund has the power to borrow for cash management and investment purposes, as determined by the Investment Adviser. Leverage will be utilized primarily for cash management purposes, including in anticipation of additional subscriptions and to fund redemptions. The Fund does not expect to utilize leverage to seek to generate or enhance portfolio returns. Leverage is subject to the restrictions detailed under “Investment Policies and Restrictions” below. However, leverage may be used by Portfolio Funds in their respective investment programs. Use of leverage by Portfolio Funds may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, and entering into other forms of direct or indirect borrowings.

The strategies employed by the Portfolio Managers may include, but are not limited to:

Event-driven. These strategies rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns are relatively unaffected by the movements of markets, although supply of opportunities in particular styles may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations.

Long/Short. Long/Short strategies combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. Long/Short strategies aim at seizing opportunities in both rising and falling markets. Long/Short strategies cover a wide range of risk and return combinations. The returns from these strategies, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net long exposure practiced by most Portfolio Managers. These strategies are predominantly used in equity markets and may involve some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking.

Relative Value. Relative Value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from mis-priced securities and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. Relative Value strategies are not dependent on the general direction of market movements, and often involve arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing.

Tactical Trading. Tactical trading strategies speculate on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from these types of strategies can be volatile given the liberal use of leverage, often enhanced with derivatives, and the

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“outright” or un-hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. Tactical trading strategies can be either system-driven or discretionary. System-driven Portfolio Managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary Portfolio Managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category.

The Investment Adviser does not currently intend to invest the Fund’s net assets in Portfolio Funds managed by the Investment Adviser or its affiliates (“Affiliated Funds”). If the Investment Adviser does make such investments on the Fund’s behalf, such investments will only be made upon the Fund obtaining any necessary exemptive relief from the Securities and Exchange Commission (the “SEC”).

The Fund holds ancillary liquid assets in short term investments, including U.S. government securities, money market funds, commercial paper, certificates of deposit and bankers’ acceptances.

The Fund currently intends to invest its assets primarily in Portfolio Funds. However, the Fund also may invest its assets directly by entering into investment advisory agreements granting Portfolio Managers discretionary investment authority to manage a portion of the Fund’s assets on a managed account basis (a “Portfolio Account”). In addition, to facilitate the efficient investment of the Fund’s assets, a separate investment vehicle may be created for a Portfolio Manager in which the Portfolio Manager serves as general partner and the Fund is the sole limited partner. The Fund’s participation in any such arrangement, if at all, will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Fund’s contractual arrangements with the Portfolio Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts.

Investment Policies and Restrictions

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act). The Fund’s fundamental investment restrictions are as follows:

(1)	The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry. The foregoing restriction shall not apply to the Fund’s investment in money market instruments or money market funds. This restriction also does not apply to the Fund’s investments in Portfolio Funds.

(2)	The Fund will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of “senior securities” representing indebtedness, and (b) the Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, interests in LAS.

(3)	The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.
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(4)	The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

(5)	The Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other contracts (including non-U.S. currency forward, futures and options contracts) and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts. This restriction shall not apply to the Fund to the extent that it purchases or sells commodities or commodity contracts through Portfolio Accounts.

(6)	The Fund will not purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein. This restriction shall not apply to the Fund to the extent that it purchases or sells real estate or interests therein through Portfolio Accounts.

The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund’s outstanding voting securities. Except as otherwise indicated, the Fund’s investment policies and restrictions are not fundamental and may be changed without a vote of the Members.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

With respect to these investment restrictions, and other investment policies, the Fund will not look through the Portfolio Funds to their underlying securities. However, the Fund will look through to the underlying investments of Portfolio Accounts and of any separate investment vehicles in which the Fund is the sole limited partner in determining compliance with its investment restrictions and investment policies. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Investment Adviser will not cause the Fund to make loans to, or to receive loans from, the Investment Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund may effect brokerage transactions, if any, through the affiliates of the Investment Adviser, subject to compliance with the 1940 Act.

Types of Investments and Related Risk Factors

Investment-Related Risks

General Economic and Market Conditions. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political

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circumstances. These factors may affect the level and volatility of securities prices and the liquidity of the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. A Portfolio Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. While the Investment Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that Members will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers’ style of investing:

Equity Securities. The value of equity securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments. Portfolio Funds and Portfolio Accounts may acquire long and short positions in listed and unlisted common equities, preferred equities and convertible securities of U.S. and non-U.S. issuers. (See “Non-U.S. Investments” below.) Equity securities fluctuate in value in response to many factors, including the activities, results of operations and financial condition of individual issuers, the business market in which individual companies compete, industry market conditions, interest rates and general economic environments. In addition, events such as domestic and international political instability, terrorism and natural disasters may be unforeseeable and contribute to market volatility in ways that may adversely affect investments made by the Fund and the Portfolio Funds. Portfolio Funds may invest in equity securities regardless of market capitalization, including micro and small cap companies. The securities for smaller companies may involve more risk and their prices may be subject to more volatility.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as

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interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund or Portfolio Account is called for redemption, the Portfolio Fund or the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Fixed-Income Securities. The value of fixed-income securities in which Portfolio Funds and Portfolio Accounts invest will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows. Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities generally can be expected to decline. Portfolio Funds and Portfolio Accounts may invest in U.S. and non-U.S. issuers of fixed-income securities. The Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities, including “high-yield” or “junk bonds” and “distressed securities.”

Investments in High-Yield Securities. Portfolio Funds and Portfolio Accounts may invest in high-yield securities. High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Investments in Distressed Securities. The Portfolio Funds or a Portfolio Account may invest in obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things,

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fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there may be no minimum credit standard that is a prerequisite to the investments in any financial instrument, and a significant portion of the obligations in which a Portfolio Fund or Portfolio Account invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the value of the assets collateralizing a Portfolio Fund’s or Portfolio Account’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. In any reorganization or liquidation proceeding relating to a company in which a Portfolio Fund or Portfolio Account invests, it may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Portfolio Fund’s or Portfolio Account’s investments may not compensate the Fund, and indirectly, the Members, adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

Investments in Mortgage-Backed Securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly impact the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Portfolio Managers may have constructed for these investments, resulting in a loss to the Portfolio Fund or the Portfolio Account. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for larger loss.

The Portfolio Funds and Portfolio Accounts may also invest in structured notes, variable rate mortgage backed securities, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates which may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

Non-U.S. Investments. It is expected that the Portfolio Funds and Portfolio Accounts will invest in securities of non-U.S. companies and countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities

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of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager’s investment opportunities. In addition, accounting and financial reporting standards that prevail in countries other than the U.S. generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the U.S. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in countries other than the U.S. than there is in the U.S.

Currencies. The Portfolio Funds and Portfolio Accounts may invest a portion of their assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. dollar. A Portfolio Fund or Portfolio Account may or may not seek to hedge all or any portion of its non-U.S. currency exposure. To the extent unhedged, the value of the position will fluctuate with U.S. dollar exchange rates as well as the price changes of its investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which a Portfolio Fund or Portfolio Account makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of such securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on a Portfolio Fund’s non-U.S. dollar securities.

Money Market Instruments. Each Portfolio Manager may invest, for defensive purposes or otherwise, some or all of a Portfolio Fund’s assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are generally high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Initial Public Offerings. The Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies that are the subject of initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Illiquid Portfolio Investments. Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists.

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The market prices, if any, for such securities tend to be volatile and a Portfolio Fund or Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Special Investment Instruments and Techniques

The Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds and Portfolio Accounts against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund’s or Portfolio Account’s investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivatives are based on the performance of an underlying asset, index interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Portfolio Funds and Portfolio Accounts may purchase derivatives to either increase or decrease the level of risk, or change the types of risks to which the portfolio is exposed. Portfolio Managers may invest in a number of different derivatives, some of which are explained in more detail below.

The Fund and the Portfolio Funds may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by the Fund or Portfolio Funds or that are currently not available, but that may be developed, to the extent such opportunities are both consistent with the investment objective of the Fund or the relevant Portfolio Funds and legally permissible for the Fund or the relevant Portfolio Funds. Special risks may apply to instruments that are invested in by the Fund or the Portfolio Funds in the future that cannot be determined at this time or until such instruments are developed or invested in by the Fund or the Portfolio Funds. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Call Options. There are risks associated with the sale and purchase of call options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option.

Put Options. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying

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security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Stock Index Options. The Portfolio Funds and Portfolio Accounts may also purchase and sell call and put options on stock indices listed on securities exchanges or traded in the over-the-counter market for the purpose of realizing their investment objectives or for the purpose of hedging their portfolios. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in a Portfolio Fund’s portfolio correlate with price movements of the stock indices selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio Fund or Portfolio Account will realize gains or losses from the purchase or writing of options on indices depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stocks. Accordingly, successful use of options on stock indices will be subject to a Portfolio Manager’s ability to correctly predict the relationship between movements in the direction of the stock market generally or of particular industries or market segments and the direction of movements in the value of the portfolio of stocks.

Forward Contracts. The Portfolio Funds and Portfolio Accounts may enter into forward contracts which are not traded on exchanges and are generally not regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which these contracts are entered into may require margin deposits with respect to such trading, although margin requirements may be minimal or non-existent. A Portfolio Fund’s or Portfolio Account’s counterparties are not required to continue to make markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might limit such forward trading to less than that which would otherwise be optimal, to the possible detriment of the Portfolio Fund or Portfolio Account.

Futures Contracts. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent a Portfolio Fund or Portfolio Account from promptly liquidating unfavorable positions and subject such Portfolio Fund or Portfolio Account to substantial losses. In addition, Portfolio Funds and Portfolio Accounts may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in

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particular futures contracts. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and a Portfolio Fund or Portfolio Account may be required to maintain a position until exercise or expiration, which could result in losses. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

Stock Index Futures Contracts. The price of a stock index futures contract may not correlate perfectly with the movement in the underlying stock index because of certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the index and futures markets. Additionally, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.

Swap Agreements. The Portfolio Managers may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio Fund’s exposure to equity securities, long-term or short-term interest rates, non-U.S. currency values, corporate borrowing rates or other factors. Swap agreements can take many different forms and are known by a variety of names.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the individual equity values, specific interest rate, currency or other factors that determine the amounts of payments due to and from the counterparties. If a swap agreement calls for payments by a Portfolio Fund, the Portfolio Fund must be prepared to make such payments when due.

Hedging Transactions. The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts, to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, the equity markets and market interest rates and other events. Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions’ value. Such hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect the Portfolio Funds’ or Portfolio Account’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all.

The Portfolio Managers are not obligated to establish hedges for portfolio positions and may decline to do so. To the extent that hedging transactions are effected, their success is dependent on a Portfolio Manager’s ability to correctly predict movements in the direction of currency or interest rates, the equity markets or sectors thereof or other events being hedged against in relation to the corresponding movements in the Portfolio Fund’s or Portfolio Account’s positions. Therefore, while a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency

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or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

Counterparty Credit Risk. Many of the markets in which the Portfolio Funds effect their transactions are “over-the-counter” or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a Portfolio Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, such Portfolio Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund or Portfolio Account to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds or Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Adviser, with the intent to diversify, does intend to monitor counterparty credit exposure of the Portfolio Funds. The ability of the Portfolio Funds or Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Leverage; Interest Rates; Margin. The Fund and Portfolio Funds may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as “leverage.” The Fund and Portfolio Funds may also “leverage” by using options, swaps, forwards and other derivative instruments. While leverage presents opportunities for increasing the Fund’s total return, it has the effect of potentially increasing losses as well. Accordingly, any event that adversely affects the value of an investment, either directly or indirectly, by the Fund or by a Portfolio Fund could be magnified to the extent that leverage is employed by the Fund or by a Portfolio Fund. The cumulative effect of the use of leverage by the Fund or by a Portfolio Fund, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss to the Fund that would be greater than if leverage were not employed by the Fund or such Portfolio Fund. In addition, to the extent that the Fund, Portfolio Managers or the Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund. Furthermore, the use of leverage in a Portfolio Account may subject the Fund to losses greater than the amount of capital invested by the Fund through such Portfolio Account.

In general, the anticipated use of short-term margin borrowings by the Portfolio Funds or through the Portfolio Accounts results in certain additional risks to the Fund. For example, should the securities that are pledged to brokers to secure the Portfolio Funds’ or Portfolio Accounts’ margin accounts decline in value, or should brokers from which the Portfolio Funds or Portfolio Accounts have

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borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds or Portfolio Accounts could be subject to a “margin call”, pursuant to which the Portfolio Funds or Portfolio Accounts must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund or a Portfolio Account, the Portfolio Fund or Portfolio Account might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that the value of the Fund’s total indebtedness (including the indebtedness of Portfolio Accounts) may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of interests may be great.

Non-Diversified Status. The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. However, no more than 20% of the Fund’s net assets will be invested in the securities of any one Portfolio Fund and any one Portfolio Manager in any one Portfolio Account relationship. The Investment Adviser believes that this approach helps to reduce overall investment risk.

Short Selling. The Portfolio Managers and Portfolio Funds may engage in short selling. Short selling involves selling securities which are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

General Risks

Retention and Motivation of Key Employees. The performance of the Fund is largely dependent on the talents and efforts of highly skilled individuals employed by the Investment Adviser. The success of the Fund depends on the Investment Adviser’s ability to identify and willingness to provide acceptable compensation to attract, retain and motivate investment professionals and other employees. There can be no assurance that the Investment Adviser’s investment professionals will continue to be associated with the Investment Adviser throughout the life of the Fund, and the failure to retain such investment professionals could have a material adverse effect on the Fund and its Members, including, for example, by limiting the Investment Adviser’s ability to pursue particular investment strategies and Portfolio Funds discussed herein. Competition in the financial services industry for qualified employees is intense and there is no guarantee that the talents of the Investment Adviser’s investment professionals could be replaced. The risks outlined above with respect to key employees apply with respect to the Portfolio Managers as well.

Incentive Allocation. Each Portfolio Manager generally will be entitled to receive performance-based allocations, expected to range from 15% to 25% of the net profits of the Portfolio

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Fund. The performance-based allocation that will be received by a Portfolio Manager may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation is calculated on a basis that includes realized and unrealized appreciation, the allocation may be greater than if it were based solely on realized gains.

In addition, an affiliate of the Investment Adviser will receive the Incentive Allocation. The Incentive Allocation may create an incentive for the Investment Adviser to cause the Fund to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. In addition, because the Incentive Allocation is calculated on a basis that includes unrealized appreciation of the Fund’s assets, the Incentive Allocation may be greater than if it were based solely on realized gains.

Distributions to Members and Payment of Tax Liability. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund’s taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board.

Delayed Schedules K-1. It is unlikely that the Fund will be able to provide final Schedules K-1 to Members for any given fiscal year until significantly after April 15 of the following year. The Fund will endeavor to provide Members with estimates of the taxable income or loss allocated to their investment in the Fund on or before such date, but final Schedules K-1 will not be available until later than April 15. Members will be required to obtain extensions of the filing date for their income tax returns at both the Federal, state and local level.

Identity of Beneficial Ownership and Withholding on Certain Payments. Under recently enacted legislation, in order to avoid a U.S. withholding tax of 30% on a non-U.S. investor’s share of certain payments (including payments of gross proceeds) made after December 31, 2012 with respect to certain investments, such non-U.S. investor could be required to provide identifying information with respect to certain of its direct and indirect U.S. owners. Any such information provided to the Fund will be shared with the U.S. Internal Revenue Service. Non-U.S. investors should consult their own tax advisors regarding the possible implications of this legislation on their investment in interests of LAS.

Terrorist Action. There is a risk of terrorist attacks on the United States and elsewhere that could cause significant loss of life and property damage and disruptions in global markets. Economic and diplomatic sanctions may be in place or imposed on certain states and military action may be commenced. The impact of such events is unclear, but could have a material effect on general economic conditions and market liquidity.

Special Risks of Multi-Manager Structure

The Portfolio Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not have the protections of the 1940 Act with respect to its investments in

A-16

the Portfolio Funds. Although the Investment Adviser will receive detailed information from each Portfolio Manager regarding its historical performance and investment strategy, in most cases the Investment Adviser has little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Investment Adviser, which may involve risks under some market conditions that are not anticipated by the Investment Adviser.

An investor who meets the conditions imposed by the Portfolio Managers could invest directly with the Portfolio Managers. These conditions may include investment minimums that are higher than $500,000. By investing in investment vehicles indirectly through the Fund, an investor bears asset-based fees and performance-based allocations at the Fund level and the Portfolio Fund level. In addition, the investor bears a proportionate share of the other fees and expenses of the Fund (including operating costs and administrative fees) and, indirectly, similar fees and expenses of the Portfolio Funds.

Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Fund generally. Accordingly, a Portfolio Manager with positive performance may receive compensation from the Fund, and thus indirectly from investors, even if the Fund’s overall investment return is negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers entirely independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

Since the Fund may make additional investments in Portfolio Funds only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Funds, the Fund from time to time may have to invest some of its assets temporarily in money market instruments.

To the extent the Fund holds non-voting securities of, or contractually forgoes the right to vote in respect of, a Portfolio Fund, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including a matter that could adversely affect the Fund’s investment in it.

Portfolio Funds generally are permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Investment Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include distributions in kind to Members.

A noncorporate investor’s share of the Fund’s investment expenses (including the asset-based fees and performance-based allocations at the Fund and Portfolio Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor’s alternative minimum tax liability.

The Fund may agree to indemnify certain of the Portfolio Funds and, subject to certain limitations imposed by the 1940 Act, the Portfolio Managers from liability, damage, cost or expense arising out of various matters where the Portfolio Manager or the Portfolio Fund has been adversely affected by the Fund’s actions or has incurred liabilities arising out of the Fund’s actions.

Portfolio Account Allocations. The Investment Adviser may place assets with a number of Portfolio Managers through opening discretionary Portfolio Accounts rather than investing in Portfolio Funds. Portfolio Accounts expose the Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a

A-17

Portfolio Account directed by a particular Portfolio Manager than the Fund had allocated to such Portfolio Manager to invest, but the Investment Adviser does not foresee allowing this situation to occur.

Estimates. In most cases, the Fund will have little ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, these valuations will typically be estimates only, subject to revision through the end of each Portfolio Fund’s annual audit. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund’s annual audit is completed.

Certain securities in which Portfolio Funds invest may not have a readily ascertainable market price. Such securities will nevertheless generally be valued by Portfolio Managers, which valuation will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the value thereof will affect their compensation.

Limited Liquidity; In-kind Distributions. An investment in the Fund provides limited liquidity since the interests in LAS may not be sold, assigned, transferred, conveyed or disposed of without the consent of the Board and Members may redeem their interests only pursuant to tenders offers, as may be allowed periodically by the Board. Tenders of interests, or portions thereof, may not be rescinded after the date by which such tenders must be made, and the value of interests being tendered generally will not be determined until a date approximately one month later. The Fund expects to distribute cash to the holders of the interests upon redemption. However, there can be no assurance that the Fund will have sufficient cash to satisfy redemption requests, or that it will be able to liquidate investments at the time such redemptions are requested at favorable prices. Although the Fund does not currently intend to make distributions in-kind, under the foregoing circumstances, or as otherwise determined necessary or appropriate by the Board, holders of interests may receive in-kind distributions from the Fund’s portfolio upon the repurchase of interests by the Fund. Such investments so distributed will not be readily marketable or saleable and may have to be held by such holders for an indefinite period of time. As a result, an investment in the interests of LAS is suitable only for sophisticated investors. Any such in-kind distributions will not materially prejudice the interests of remaining Members.

Liquidity Risk. Limitations on the Fund’s ability to withdraw its assets from Portfolio Funds may limit the Fund’s ability to repurchase interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. The illiquidity of these interests in Portfolio Funds may adversely affect the Fund were it to have to sell interests at an inopportune time. Furthermore, because the primary source of funds to repurchase interests will be withdrawals from Portfolio Funds, the application of lock-ups and other withdrawal limitations will significantly limit the Fund’s ability to repurchase its interests.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund.

For additional risk factors applicable to LAS, please refer to Section I of the Prospectus/Proxy Statement – Questions and Answers Regarding the Reorganization.

OTHER INFORMATION

Expenses

A-18

The Fund bears its own expenses, including, but not limited to, entity-level taxes, organizational, offering and investment-related expenses (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, placement fees, interest on indebtedness, custodial fees, bank service fees, other expenses related to the purchase, sale or transmittal of Fund investments, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments), custodial expenses, administrative expenses, legal expenses, internal and external accounting, audit and tax preparation expenses, corporate licensing, Independent Managers’ fees and expenses, including travel, insurance and other expenses associated with the operation of the Fund. In addition, the Fund bears the Management Fee paid to the Investment Adviser.

The Investment Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund.

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Portfolio Managers generally charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund. These expenses, fees and allocations are in addition to those incurred by the Fund itself.

Affiliated Brokerage

Portfolio transactions made by Portfolio Managers on behalf of the Portfolio Funds or through Portfolio Accounts will be allocated to brokers (which may include brokerage firms affiliated with, or deemed to be affiliated with, the Investment Adviser, any placement agent or the Portfolio Managers consistent with best execution) by the relevant Portfolio Manager. In selecting brokers and dealers to execute portfolio transactions, Portfolio Managers have authority to and may consider several different factors, including, among others, a broker’s or dealer’s ability to provide best execution, its willingness to commit capital, its financial stability, its systems, facilities and record keeping, and its experience in handling similar transactions (based on size, market conditions, type of security, among other factors). The Portfolio Managers may also take into account a broker’s and dealer’s relative performance on industry surveys and studies of execution quality, the broker’s and dealer’s rates of commission, mark-ups and mark-downs, its applicable margin levels and financing rates and other applicable fees and charges, its overall responsiveness, and the broker’s or dealer’s provision of research, brokerage and other products and services pursuant to soft dollar arrangements.

Consistent with the principle of seeking best execution, a Portfolio Manager may place orders with brokers that provide the Portfolio Fund and Portfolio Accounts and affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than the Portfolio Fund or Portfolio Account. In addition, not all of the supplemental information is used by the Portfolio Manager in connection with the Fund. Conversely, the information provided to the Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager and its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Portfolio Fund or Portfolio Accounts.

A-19

In view of the fact that the investment program of certain of the Portfolio Managers may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Portfolio Funds may be substantially greater than the turnover rates of other types of investment vehicles.

Voting Rights

Each Member has the right to cast a number of votes based on the value of the Member’s respective capital account at any meeting of Members called by the Board or by Members holding a majority of the total number of votes eligible to be cast. Members are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers to the Board, approval of the agreement with the Investment Adviser of the Fund, and approval of the Fund’s auditors, and on certain other matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Withdrawals and Repurchases of Interests by the Fund

No Member will have the right to require the Fund to redeem its interest. The Fund may from time to time offer to repurchase interests pursuant to written tenders by Members. Repurchases will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should repurchase interests or portions thereof from Members pursuant to written tenders, the Board will consider the recommendation of the Investment Adviser. The Investment Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase interests from Members on a quarterly basis as of March 31st, June 30th, September 30th and December 31st of each year upon not less than 65 days’ prior written notice; provided that prior to offering to repurchase interests at any other time, the Board shall consult with counsel to the Fund to ensure that such action will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation for U.S. federal tax purposes. The Board will also consider the following factors, among others, in making this determination: (i) whether any Members have requested to tender interests or portions thereof to the Fund; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing interests or portions thereof; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

Transfers of Interests

Interests in the Fund held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member or (ii) under certain limited circumstances, with the consent of the Board (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances). The Board generally will not consent to a transfer unless the following conditions, among others, are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Fund to repurchase interests; and (iii) the transfer does not constitute a change in beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Board, which may be withheld in its sole and absolute discretion. A Member who transfers an interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

A-20

Liability of Members

Under Delaware law and the Fund’s Limited Liability Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member in accordance with the Fund’s Limited Liability Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund’s assets.

Term, Dissolution and Liquidation of the Fund

The Fund shall be dissolved:

•	upon the affirmative vote to dissolve the Fund by: (1) the Board or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

•	upon the expiration of any two-year period that commences on the date on which any Member has submitted a written notice to the Fund requesting to tender its entire interest for repurchase by the Fund if that interest has not been repurchased by the Fund;

•	upon the failure of Members to elect successor Managers at a meeting called by the Investment Adviser when no Manager remains to continue the business of the Fund; or

•	as required by operation of law.

Upon the liquidation of the Fund, its assets would be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, (3) next to the Special Member (Lazard Alternative Strategies Holdings, LLC, an affiliate of the Investment Adviser), any balance in the account the Special Member holds an interest in for the purpose of receiving a special performance-based allocation with respect to each Member, after giving effect to the Incentive Allocation and (4) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.

A-21

SECTION B

COMBINED 1099 FUND AND LAS
PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

B-1

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

The following pages include the pro forma combined financial statements and related notes showing the effect of the proposed acquisition of Lazard Alternative Strategies Fund, L.L.C. by Lazard Alternative Strategies 1099 Fund.

Combined Schedule of Investments at March 31, 2013 (Unaudited)

	Lazard Alternative Strategies Fund, LLC			Lazard Alternative Strategies 1099 Fund				1099 Fund (pro forma)

	Cost	Percentage of Members’ Capital	Fair Value	Cost	Percentage of Net Assets	Fair Value	Adjustments	Cost	Percentage of Net Assets	Fair Value

Investments in Portfolio Funds #		95.16%			98.21%				94.62%
Event Driven
Duet Global Plus Fund, Ltd.	$2,500,000	3.47%	$2,552,095	$1,900,000	3.89%	$1,934,316	$—	$4,452,095	3.64%	$4,486,411
Engaged Capital I Offshore, Ltd.*	—	—	—	1,800,000	3.48%	1,731,279	—	1,800,000	1.40%	1,731,279
Greywolf Capital Partners II, L.P.	3,100,000	4.29%	3,156,080	—	—	—	(3,156,080)	—	—	—
Greywolf Capital Overseas Fund	—	—	—	1,550,000	3.10%	1,541,475	3,156,080	4,706,080	3.81%	4,697,555
HG Vora Special Opportunities Fund, L.P.	2,200,000	3.02%	2,222,291	—	—	—	(2,222,291)	—	—	—
HG Vora Special Opportunities Fund, Ltd.	—	—	—	1,900,000	4.12%	2,051,314	2,222,291	4,122,291	3.47%	4,273,605
Litespeed Offshore Fund, Ltd.	—	—	—	1,925,000	4.78%	2,374,925	3,971,631	5,896,631	5.15%	6,346,556
Litespeed Partners, L.P.	—	5.40%	3,971,631	—	—	—	(3,971,631)	—	—	—
Mudrick Distressed Opportunity Fund, L.P.	2,000,000	2.84%	2,088,928	—	—	—	(2,088,928)	—	—	—
Mudrick Distressed Opportunity Fund Offshore, Ltd.	—	—	—	1,950,000	4.56%	2,268,326	2,088,928	4,038,928	3.53%	4,357,254
Numen Credit Opportunities Fund Inc.	2,300,000	3.77%	2,775,477	2,300,000	5.38%	2,677,096	—	5,075,477	4.42%	5,452,573
Spinnaker Capital Pacnet Holdings*	89,868	0.09%	65,388	—	—	—	—	65,388	0.06%	65,388
	12,189,868	22.88%	16,831,890	13,325,000	29.31%	14,578,731	—	30,156,890	25.48%	31,410,621
Long/Short
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P. *	208,549	0.38%	276,418	—	—	—	—	276,418	0.22%	276,418
Bronson Point Offshore Fund, Ltd.	—	—	—	2,100,000	4.57%	2,272,355	—	2,100,000	1.84%	2,272,355
Echo Street Capital Partners (QP), L.P.^	2,200,000	3.03%	2,230,142	—	—	—	(2,230,142)	—	—	—
Everest Capital Emerging Markets, L.P.	2,200,000	2.78%	2,044,944	—	—	—	(2,044,944)	—	—	—
Everest Capital Emerging Markets, Ltd.	—	—	—	2,100,000	3.93%	1,953,487	2,044,944	4,144,944	3.24%	3,998,431

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Combined Schedule of Investments at March 31, 2013 (Unaudited) (continued)

	Lazard Alternative Strategies Fund, LLC			Lazard Alternative Strategies 1099 Fund				1099 Fund (pro forma)

	Cost	Percentage of Members’ Capital	Fair Value	Cost	Percentage of Net Assets	Fair Value	Adjustments	Cost	Percentage of Net Assets	Fair Value

Investments in Portfolio Funds# (continued)		95.16%			98.21%				94.62%
Long/Short (continued)
Harvey SMidCap Fund, L.P.	3,000,000	4.17%	3,069,389	—	—	—	(3,069,389)	—	—	—
Harvey SMidCap Offshore Fund, Ltd.	—	—	—	1,850,000	3.97%	1,974,092	3,069,389	4,919,389	4.09%	5,043,481
Lakewood Capital Offshore Fund, Ltd.	—	—	—	2,525,000	5.80%	2,884,074	3,899,808	6,424,808	5.50%	6,783,882
Permian Fund, L.P.	2,250,000	5.25%	3,863,467	—	—	—	(3,863,467)	—	—	—
Permian Fund, Ltd.	—	—	—	2,525,000	6.03%	3,001,273	3,863,467	6,388,467	5.57%	6,864,740
Sierra Europe Offshore, Ltd.	—	—	—	1,800,000	3.73%	1,857,115	—	1,800,000	1.51%	1,857,115
Tempus Quo Offshore Fund, Ltd.	—	—	—	1,100,000	1.04%	519,227	—	1,100,000	0.43%	519,227
	12,558,549	20.91%	15,384,168	14,000,000	29.07%	14,461,623	(2,230,142)	27,154,026	22.40%	27,615,649
Relative Value
Blue Mountain Credit Alternatives Fund, L.P. *	1,696,625	5.14%	3,785,699	—	—	—	(3,785,699)	—	—	—
Blue Mountain Credit Alternatives Fund, Ltd. *	—	—	—	1,600,000	3.62%	1,797,876	3,785,699	5,385,699	4.53%	5,583,575
Chenavari Multi-Strategy Credit Fund Limited	2,500,000	3.54%	2,606,120	2,300,000	5.08%	2,526,247	—	4,906,120	4.16%	5,132,367
CRC Credit Fund, Ltd.*	341,035	6.61%	4,866,820	—	—	—	—	4,866,820	3.95%	4,866,820
GCA Credit Opportunities Fund, LLC	3,000,000	4.91%	3,614,519	—	—	—	(3,614,519)	—	—	—
GCA Credit Opportunities Offshore Fund, Ltd.	—	—	—	875,000	1.97%	982,535	3,614,519	4,489,519	3.73%	4,597,054
Pine River Fixed Income, L.P. *	—	3.95%	2,903,981	—	—	—	(2,903,981)	—	—	—
Pine River Fixed Income Fund, Ltd. *	—	—	—	1,900,000	4.26%	2,120,267	2,903,981	4,803,981	4.08%	5,024,248
Revelation Special Situations Offshore Fund, Ltd.	—	—	—	298,413	0.61%	304,734	1,291,820	1,590,233	1.30%	1,596,554
Revelation Special Situations Onshore Fund, Ltd.	708,751	1.76%	1,291,820	—	—	—	(1,291,820)	—	—	—
Victoria SPV*	25,008	0.04%	29,617	—	—	—	—	29,617	0.02%	29,617

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Combined Schedule of Investments at March 31, 2013 (Unaudited) (continued)

	Lazard Alternative Strategies Fund, LLC			Lazard Alternative Strategies 1099 Fund				Combined Fund

	Cost	Percentage of Members’ Capital	Fair Value	Cost	Percentage of Net Assets	Fair Value	Adjustments	Cost	Percentage of Net Assets	Fair Value
Investments in Portfolio Funds# (concluded)		95.16%			98.21%				94.62%
Relative Value (continued)
WAF Fund, L.P. *	665,000	5.84%	4,296,181	—	—	—	(4,296,181)	—	—	—
WAF Offshore Fund, Ltd. *	—	—	—	2,175,000	4.93%	2,452,058	4,296,181	6,471,181	5.47%	6,748,239
	8,936,419	31.79%	23,394,757	9,148,413	20.47%	10,183,717	—	32,543,170	27.24%	33,578,474
Tactical Trading
CCP Quantitative Fund, L.P.	$2,500,000	4.14%	$3,046,104	$—	—	$—	$(3,046,104)	$—	—	$—
CCP Quantitative Fund, Ltd.	—	—	—	1,875,000	4.05%	2,011,525	3,046,104	4,921,104	4.10%	5,057,629
Diamondback Master Fund, Ltd. *	—	0.34%	253,244	—	—	—	—	253,244	0.21%	253,244
Diamondback Offshore Fund, Ltd. *	—	—	—	76,258	0.16%	79,223	61,927	138,185	0.11%	141,150
Diamondback Partners, L.P. *	—	0.08%	61,927	—	—	—	(61,927)	—	—	—
Discovery Global Focus Fund, Ltd.**	—	—	—	2,000,000	5.41%	2,693,933	—	2,000,000	2.19%	2,693,933
Discovery Global Macro Partnership, L.P.	3,000,000	5.06%	3,726,388	—	—	—	(3,726,388)	—	—	—
Discovery Global Macro Fund, Ltd.	—	—	—	—	—	—	3,726,388	3,726,388	3.02%	3,726,388
Keynes Leveraged Quantitative Strategies Fund, Limited	1,900,000	2.70%	1,983,514	1,900,000	3.87%	1,927,784	—	3,883,514	3.17%	3,911,298
Kohinoor Core Fund	2,100,000	2.07%	1,520,920	910,000	1.53%	760,677	—	2,430,920	1.85%	2,281,597
Rubicon Global Fund	—	—	—	2,000,000	4.34%	2,156,502	3,815,045	5,815,045	4.85%	5,971,547
Rubicon Global Partners, L.P.	1,400,000	5.19%	3,815,045	—	—	—	(3,815,045)	—	—	—
	10,900,000	19.58%	14,407,142	8,761,258	19.36%	9,629,644	—	23,168,400	19.50%	24,036,786

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Combined Schedule of Investments at March 31, 2013 (Unaudited) (concluded)

Total Investments in Portfolio Funds	$44,584,836	95.16%	$70,017,957	$45,234,671	98.21%	$48,853,715	(2,230,142)	$113,022,484	94.62%	$116,641,530
Other Assets, Less Liabilities		4.84%	3,558,530		1.79%	892,450			5.38%	6,636,519
Members’ Capital - Net Assets		100.00%	$73,576,487		100.00%	$49,746,165			100.00%	$123,278,049

#	Non-income producing securities.
*	Portfolio Fund has suspended redemptions or invoked gate provisions, or represents a similarly restricted investment.
**	Semi-annual liquidity.
^	In connection with the Reorganization, LAS will bear an early redemption fee charged by this Portfolio Fund.

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Combined Statement of Assets, Liabilities and Net Assets (Unaudited)

March 31, 2013

	Lazard Alternative Strategies Fund, LLC	Lazard Alternative Strategies 1099 Fund	Adjustments*	Combined Fund

Assets

Investments in Portfolio Funds, at fair value (cost $44,584,836, $45,234,671, $113,022,484)	$70,017,957	$48,853,715	$(2,230,142)	$116,641,530
Cash	4,008,165	3,502,519	—	7,510,684
Due from affiliate	—	58,042	—	58,042
Redemptions receivable from Portfolio Funds	7,165,429	1,938,491	2,185,539	11,289,459

Total assets	81,191,551	54,352,767	(44,603)^	135,499,715

Liabilities

Redemptions payable	7,195,155	3,238,326	—	10,433,481
Redemption payable to Special Member	30,577	—	—	30,577
Subscriptions received in advance	—	1,005,000	—	1,005,000
Advisory fees payable	192,205	186,500	—	378,705
Professional fees payable	132,694	52,200	—	184,894
Service fees payable	—	31,083	—	31,083
Board fees payable	26,750	11,500	—	38,250
Distribution fee payable	—	6,217	—	6,217
Other accrued expenses	37,683	75,776	—	113,459

Total liabilities	7,615,064	4,606,602	—	12,221,666

Net Assets	$73,576,487	$49,746,165	$(44,603)^	$123,278,049

Represented by:
Capital (net)	$15,610,808	$49,505,453	$—	$65,116,261
Accumulated net investment loss	(17,403,220)	(3,017,713)	—	(20,420,933)
Accumulated net realized gain (loss)	49,935,778	(360,619)	(44,603)^	49,530,556
Accumulated net unrealized appreciation on investments	25,433,121	3,619,044	—	29,052,165

Net Assets	$73,576,487	$49,746,165	$—	$123,278,049

Net Assets value per share	$—	$101.21	$(0.03)	$101.18

Number of authorized shares	—	unlimited	—	unlimited
Number of outstanding shares	—	491,496.776	726,942.592	1,218,439.368

^ Represents an early redemption fee charged by a Portfolio Fund

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Combined Statement of Operations (Unaudited)

Notes to Pro-forma Financial Statements – March 31, 2013 (Unaudited)

	Lazard Alternative Strategies Fund, LLC	Lazard Alternative Strategies 1099 Fund	Adjustments*	Combined Fund***

Expenses

Advisory fee**	$857,629	$603,925	$388,286	$1,849,840
Professional fees	266,454	197,735	(266,454)	197,735
Accounting and administration fees	150,291	151,442	(120,628)	181,105
Service fee	—	100,654	207,653	308,307
Offering expenses	—	62,439	—	62,439
Board fees	118,000	49,000	(49,000)	118,000
Custodian fees	—	35,915	7,831	43,746
Distribution fee	—	20,131	41,530	61,661
Miscellaneous	79,027	21,956	(43,523)	57,460

Total expenses	1,471,401	1,243,197	165,695	2,880,293

Expense reimbursements	—	(321,921)	228,720	(93,201)

Net expenses	1,471,401	921,276	394,415	2,787,092

Net investment loss	(1,471,401)	(921,276)	(394,415)	(2,787,092)

Net realized and unrealized gain on investments in Portfolio Funds

Net realized gain from investments in Portfolio Funds	12,376,649	101,304	25,388,518	37,864,471
Net change in unrealized appreciation on investments in Portfolio Funds	(4,906,765)	2,891,636	(25,433,121)	(27,448,250)
Net realized and unrealized gain on investments in Portfolio Funds	7,469,884	2,992,940	(44,603)^	10,416,221

Net increase/(decrease) in net assets resulting from operations	$5,998,483	$2,071,664	$(439,018)	$7,631,129

*	Adjustments to expenses relate to the realization of economies of scale in the Combined Fund, as well as higher total assets of the Combined Fund.
**	The Advisory fee reflected herein does not reflect the Incentive Allocation charged to Members of LAS for the fiscal year ended March 31, 2013, which was $482,898.
***	Combined Fund expenses are calculated based on Net Assets as of March 31, 2013.
^	Represents an early redemption fee charged by a Portfolio Fund

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Pro-forma Financial Statements – March 31, 2013 (Unaudited)

1.   Organization

Lazard Alternative Strategies 1099 Fund (the “1099 Fund”) was formed on June 28, 2011 as a Delaware statutory trust, and commenced operations on November 1, 2011. Lazard Alternative Strategies Fund, LLC (“LAS” and together with the 1099 Fund, the “Funds”) was organized as a Delaware limited liability company on May 31, 2001. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, management investment companies. The 1099 Fund’s investment objective is to achieve long-term capital appreciation while LAS’s investment objective is capital appreciation. In pursuing their investment objectives, the Funds invest substantially all of their assets in hedge funds and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (the “Portfolio Managers”) who invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC (“LAM”), a Delaware limited liability company, serves as each Fund’s investment adviser (herein referred to as the “Investment Adviser”) pursuant to an investment advisory agreement under which it directs each Fund’s investment program. The Investment Adviser is responsible for the day-to-day management of the Funds. Responsibility for the oversight of the Funds’ business and affairs is vested in the individuals who serve as the members of the Board of Managers/Trustees of each Fund (the “Board”).

Per approval of the Board, members of LAS will vote on a proposal to reorganize LAS into the 1099 Fund (the “Reorganization”). As a result of the Reorganization:

•	LAS will transfer the majority of its current investments in domestic Portfolio Funds into the offshore versions of such Portfolio Funds;
•	All of the assets of LAS will be transferred to the 1099 Fund in exchange for the assumption by the 1099 Fund of all of the liabilities of LAS reflected on LAS’s Statement of Assets, Liabilities and Members’ Capital – Net Assets (as determined immediately before the Reorganization); and
•	Shares of beneficial interest in the 1099 Fund will be delivered to LAS with a net asset value equal to the value of the assets transferred to the 1099 Fund, net of the liabilities assumed by the 1099 Fund (as determined immediately before the Reorganization).

For purpose of these Pro-forma Financial Statements (defined in Note 3), the financial information covers the period from April 1, 2012 to March 31, 2013.

2.   Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from these estimates.

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Pro-forma Financial Statements – March 31, 2013 (Unaudited)

3.   Basis of Combination

The accompanying unaudited Pro-forma Financial Statements, including the Combined Schedule of Investments, Combined Statement of Assets, Liabilities and Net Assets and Combined Statement of Operations (“Pro-forma Financial Statements”) reflect the accounts of the Funds for the year ended March 31, 2013. These statements have been derived from the books and records utilized in calculating the monthly net asset values at March 31, 2013.

The Pro-forma Financial Statements should be read in conjunction with the historical financial statements of each Fund. They both follow U.S. GAAP applicable to management investment companies which are disclosed in the historical financial statements.

The Pro-forma Financial Statements give effect to the proposed exchange of assets of LAS for shares in the 1099 Fund. Under U.S. GAAP, the 1099 Fund will be the surviving entity for accounting purposes.

The Pro-forma Financial Statements have been adjusted to reflect certain operating costs and anticipated expenses of the combined entities (the “Combined Fund”) which the Investment Adviser believes would have been different during the year ended March 31, 2013 had the Reorganization already taken place. Other costs and expenses which may change as a result of the Reorganization are currently undeterminable.

The Pro-forma Financial Statements reflect the realized gain/loss associated with the redemption of Portfolio Funds held by LAS on the date of transfer.

The Investment Adviser is entitled to receive a performance-based incentive allocation from Members of LAS at the end of each calendar year (the “Incentive Allocation”). The Incentive Allocation is generally 10% of the net profits, if any, that have been credited to the capital account of a Member during the calendar year; provided, however, that such Incentive Allocation will only be made if the percentage increase in the Member’s capital account balance during such calendar year, attributable to the net profits credited to the Member’s capital account during such period (before reduction for the Incentive Allocation), exceeds the average of the month end LIBOR rates reported during LAS’s calendar year by the British Bankers Association (“LIBOR rates” means the non-reserve adjusted London Interbank Offered Rates for U.S. Dollar deposits having a 3-month term; LIBOR rates are not compounded from year to year). LAS maintains a loss recovery account for each Member, which account is debited at the end of each calendar year with any net losses allocated to such Member’s capital account for such calendar year. No Incentive Allocation will be charged until a Member has recovered all net losses, if any, that were debited to its loss recovery account (as adjusted for withdrawals of capital by the Member). For the fiscal year ended March 31, 2013, an Incentive Allocation of $482,898 (or 0.56% of average net assets) was charged to Members’ capital accounts. No Incentive Allocation is charged to 1099 Fund shareholders.

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Pro-forma Financial Statements – March 31, 2013 (Unaudited)

3.   Basis of Combination (continued)

Related party expense: The costs associated with the Reorganization will be borne by the Investment Adviser (excluding costs associated with the transfer of investments and indemnification expenses which will be borne by the Funds). These costs are currently estimated to be $330,000.

4.   Portfolio Valuation and Investment Transactions

The net asset value of each Fund is determined as of the close of business on the last business day of each month. The Funds value interests in Portfolio Funds at fair value in accordance with procedures established by the Board, which ordinarily will be the practical expedient, as defined under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement and Disclosures, determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective memoranda and articles of association, limited partnership agreements, limited liability company agreements and offering memoranda.

Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ offering documents.

If the Investment Adviser determines that the most recent value reported by a Portfolio Fund does not represent fair value or if a Portfolio Fund fails to report a value to the Fund, a fair value determination is made under procedures established by, and under the general supervision of, the Board.

Fair Value Measurement: In accordance with U.S. GAAP, the Funds apply fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques used to develop the measurements of fair value and related inputs during the period. These inputs are summarized in the three broad levels that follow.

Level 1 - Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Funds do not adjust the quoted price for these assets and liabilities.

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds that the Funds have the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Pro-forma Financial Statements – March 31, 2013 (Unaudited)

4.   Portfolio Valuation and Investment Transactions (continued)

Level 3 - Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that the Funds do not have the ability to redeem at net asset value within ninety days of the measurement date).

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Funds classify their investments based on the lowest level of input that is significant to the fair value measurement.

The Funds recognize transfers into and out of the levels indicated above at the end of the reporting period. The transfers into Level 3 from Level 2 noted in the reconciliation table below are due to gate provisions imposed by Portfolio Funds.

The following table summarizes the valuation of the Combined Fund’s pro-forma investments and the fair value hierarchy levels as of March 31, 2013:

Description	Total Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Event Driven	$31,410,621	$—	$29,613,954	$1,796,667
Long/Short	27,615,649	—	27,339,231	276,418
Relative Value	33,578,474	—	11,325,975	22,252,499
Tactical Trading	24,036,786	—	20,948,459	3,088,327
Total Investments in Portfolio Funds	$116,641,530	$—	$89,227,619	$27,413,911

The changes in investments measured at fair value for which the Combined Fund used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that the Combined Fund does not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation / depreciation	Purchases	Redemptions	Transfers in	Transfers out	Balance as of March 31, 2013
Event Driven	$66,664	$(24,480)	$(45,517)	$1,865,868	$(65,388)	$—	$—	$1,796,667
Long/Short	480,791	67,869	(257,282)	276,418	(291,378)	—	—	276,418
Relative Value	19,421,767	13,154,630	(11,268,633)	19,454,917	(21,414,163)	2,903,981	—	22,252,499
Tactical Trading	5,601,551	3,548,486	(2,788,417)	1,315,171	(4,667,687)	79,223	—	3,088,327
Total	$25,570,773	$16,746,505	$(14,359,849)	$22,911,894	$(26,438,616)	$2,983,204	$—	$27,413,911

Net change in unrealized appreciation/depreciation on Level 3 assets still held by the Combined Fund as of March 31, 2013 is $1,071,364 and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Pro-forma Financial Statements – March 31, 2013 (Unaudited)

4.   Portfolio Valuation and Investment Transactions (continued)

The following table summarizes the valuation of the 1099 Fund’s investments and the fair value hierarchy levels as of March 31, 2013:

Description	Total Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Event Driven	$14,578,731	$—	$12,847,452	$1,731,279
Long/Short	14,461,623	—	14,461,623	—
Relative Value	10,183,717	—	3,813,516	6,370,201
Tactical Trading	9,629,644	—	6,856,488	2,773,156
Total Investments in Portfolio Funds	$48,853,715	$—	$37,979,079	$10,874,636

The changes in investments measured at fair value for which the 1099 Fund used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that the 1099 Fund does not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation / depreciation	Purchases	Redemptions	Transfers in	Transfers out	Balance as of March 31, 2013
Event Driven	$–	$–	$(68,721)	$1,800,000	$–	$–	$–	$1,731,279
Relative Value	2,248,578	–	571,623	3,550,000	–	–	–	6,370,201
Tactical Trading	1,101,246	–	592,687	1,000,000	–	79,223	–	2,773,156
Total	$3,349,824	$–	$1,095,589	$6,350,000	$–	$79,223	$–	$10,874,636

Net change in unrealized appreciation/depreciation on Level 3 assets still held by the 1099 Fund as of March 31, 2013 is $1,071,364 and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

The following table summarizes the valuation of LAS’s investments and the fair value hierarchy levels as of March 31, 2013:

Description	Total Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Event Driven	$16,831,890	$—	$16,766,502	$65,388
Long/Short	15,384,168	—	15,107,750	276,418
Relative Value	23,394,757	—	7,512,459	15,882,298
Tactical Trading	14,407,142	—	14,091,971	315,171
Total Investments in Portfolio Funds	$70,017,957	$—	$53,478,682	$16,539,275

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Pro-forma Financial Statements – March 31, 2013 (Unaudited)

4.   Portfolio Valuation and Investment Transactions (continued)

The changes in investments measured at fair value for which LAS used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that LAS does not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation / depreciation	Purchases	Redemptions	Transfers in	Transfers out	Balance as of March 31, 2013
Event Driven	$66,664	$–	$(1,276)	$–	$–	$–	$–	$65,388
Long/Short	480,791	–	(189,413)	–	(14,960)	–	–	276,418
Relative Value	17,173,189	–	1,314,374	22,619	(5,531,865)	2,903,981	–	15,882,298
Tactical Trading	4,500,305	3,233,315	(3,065,933)	–	(4,352,516)	–	–	315,171
Total	$22,220,949	$3,233,315	$(1,942,248)	$22,619	$(9,899,341)	$2,903,981	$–	$16,539,275

Net change in unrealized appreciation/depreciation on Level 3 assets still held by LAS as of March 31, 2013 is $(2,034,349) and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held by the Funds as of March 31, 2013:

Type of Level 3 Investment	LAS Fair Value as of March 31, 2013	1099 Fund Fair Value as of March 31, 2013	Combined Fund	Valuation Techniques	Unobservable Input
Portfolio Funds
Event Driven	$65,388	$1,731,279	$1,796,667	Unadjusted NAV as practical expedient	N/A
Long/Short	276,418	–	276,418	Unadjusted NAV as practical expedient	N/A
Relative Value	15,882,298	6,370,201	22,252,499	Unadjusted NAV as practical expedient	N/A
Tactical Trading	315,171	2,773,156	3,088,327	Unadjusted NAV as practical expedient	N/A
Total Level 3 Investments	$16,539,275	$10,874,636	$27,413,911

5.   Income Taxes

As LAS is treated as a partnership for federal, state and local income tax purposes, each member is individually required to report income or loss on its own tax return based on its share of LAS’s taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been made. LAS may be subject to withholding taxes on certain dividends. LAS’s tax returns remain open for examination by tax authorities for a period of three years from when they are filed. LAS is subject to examination by U.S. federal tax authorities and various state tax authorities for the tax years ended December 31, 2009 through December 31, 2012.

The 1099 Fund is classified as an association taxable as a corporation for federal income tax purposes and intends to qualify as a regulated investment company under Subchapter M under the Code. The 1099 Fund also intends to distribute substantially all of its investment company taxable income and net capital gains. Therefore, no provision for the payment of federal, state or local taxes has been made. The 1099 Fund may be subject to withholding taxes on certain dividends. The 1099 Fund’s tax returns will remain open for examination by

See Accompanying Notes to Pro-forma Financial Statements

Pro-forma Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Pro-forma Financial Statements – March 31, 2013 (Unaudited) (concluded)

5.   Income Taxes(continued)

tax authorities for a period of three years from when they are filed. The 1099 Fund is subject to examination by U.S. federal tax authorities and various state tax authorities. The 1099 Fund’s tax year-end is October 31. The tax year ended October 31, 2012 is currently subject to examination.

6.   Capitalization

The following table sets forth, as of March 31, 2013, the separate capitalizations of the Funds as adjusted to give effect to the Reorganization. The capitalizations of the Funds are likely to be different when the Reorganization is actually consummated.

	LAS	1099 Fund	Pro-forma Adjustments to Capitalization(1)	Combined Fund after Reorganization (pro-forma)
Net assets	$73,576,487	$49,746,165	$(44,603)	$123,278,049
Shares outstanding	—	491,496.776	726,942.592	1,218,439.368
Net asset value per share	$—	$101.21	$(0.03)	$101.18

(1) The adjustments do not reflect the estimated costs of the Reorganization, which will be borne by the Investment Adviser (excluding costs associated with the transfer of investments and indemnification expenses which will be borne by the Funds).

PART C- OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2 (File No. 333-175797), filed July 26, 2011, and Section 10 of the Registrant’s Investment Advisory Agreement (the “Advisory Agreement”), previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2 (File No. 333-175797), filed July 26, 2011. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant will maintain insurance on behalf of any person who is an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 16. Exhibits

(1)(a)	Certificate of Trust.*

(1)(b)	Declaration of Trust.**

(2)	By-Laws of Registrant.**

(3)	Not Applicable.

(4)	Agreement and Plan of Acquisition, filed herewith as Appendix A.

(5)	Incorporated by reference to Exhibits 1(b) and 2 above.

(6)	Form of Investment Advisory Agreement between the Registrant and Lazard Alternatives, LLC (the “Adviser”).**

(7)	Form of Distribution Agreement between the Registrant and Lazard Asset Management Securities LLC (“LAM Securities”).**

(8)	Not Applicable.

(9)	Form of Custodian Services Agreement between the Registrant and The Bank of New York Mellon.**

(10)	Not Applicable.

(11)	Opinion and consent of counsel as to legality of securities.***

(12)	Not Applicable.

(13)	Form of Administration, Accounting and Investor Services Agreement between the Registrant and BNYM-AIS.**

(14)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(15)	Not Applicable.

(16)	Power of Attorney, filed herewith.

* Previously filed on July 26, 2011 on Form N-2 (File No. 333-175797)
** Previously filed on October 20, 2011 on Form N-2/A (File No. 333-175797)
*** Previously filed on August 30, 2013 on N-14 8C (File No. 333-190952)

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 17th day of October, 2013.

LAZARD ALTERNATIVE STRATEGIES 1099 FUND

By:	/s/ John Reinsberg
Name: John Reinsberg
Title: President and Trustee

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John Reinsberg	President and Trustee	October 17, 2013
John R. Reinsberg

/s/ Nancy Eckl*	Trustee	October 17, 2013
Nancy Eckl

/s/ Leon Pollack*	Trustee	October 17, 2013
Leon Pollack

/s/ Richard Reiss*	Trustee	October 17, 2013
Richard Reiss

/s/ Robert M. Solmson*	Trustee	October 17, 2013
Robert M. Solmson

/s/ Kenneth S. Davidson*	Trustee	October 17, 2013
Kenneth S. Davidson

/s/ Jagatnarine Churaman*	Chief Financial Officer	October 17, 2013
Jagatnarine Churaman

*  This amendment has been signed by each of the persons so indicated by the undersigned as attorney in fact.

/s/ Nathan Paul

Nathan Paul, Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

(14)	Consent of Independent Registered Public Accounting Firm

Dated [                ], 2013

Lazard Alternative Strategies 1099 Fund

Shares of Beneficial Interest

Lazard Alternative Strategies 1099 Fund (the “Fund”) is a recently formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Lazard Alternatives, LLC serves as the investment adviser of the Fund.

The Fund’s investment objective is to achieve long-term capital appreciation. In pursuing its investment objective, the Fund will invest substantially all of its assets in hedge funds and other similar investment vehicles that are managed by a select group of portfolio managers (the “Portfolio Managers”) who invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

The Fund cannot guarantee that its investment objective will be achieved or that its investment program will be successful. (See “Risk Factors” on page 18.)

Lazard Asset Management Securities LLC (“LAM Securities”) acts as the distributor for the Fund, and serves in that capacity on a reasonable best efforts basis, subject to various conditions. There is no termination date for the offering of shares of beneficial interest (“Shares”) in the Fund, as the Fund expects to conduct a continuous offering. The Fund pays LAM Securities an ongoing quarterly distribution fee (the “Distribution Fee”) computed monthly at an annual rate of 0.05% of the Fund’s month-end net assets, as compensation for the sale and marketing of Shares. In addition to distributing the Fund, LAM Securities provides or arranges for the provision of certain investor and account maintenance services pursuant to the Distribution Agreement with the Fund. As compensation for these services, the Fund pays LAM Securities an ongoing quarterly service fee computed monthly at an annual rate of 0.25% of the Fund’s month-end net assets (the “Service Fee”). It is expected that LAM Securities will retain broker-dealers (collectively with LAM Securities, the “Selling Agents”) to assist in the distribution of Shares and that all or a significant portion of the Distribution Fee and the Service Fee will be paid to such third parties. The Fund does not bear any other costs associated with any such arrangements. (See “Purchases of Shares—Plan of Distribution” on page 45.) Shares will be sold only to investors qualifying as “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, as described in “Investor Suitability” on page 46.

This prospectus (the “Prospectus”) sets forth concisely the information about the Fund that a prospective investor should know before investing. You are advised to read this Prospectus carefully and to retain it for future reference. A statement of additional information (“SAI”) dated [                ], 2013, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI (the table of contents of which is on page 62 of this Prospectus), the Fund’s annual and semi-annual reports to shareholders of the Fund (“Shareholders”), when available, and other information about the Fund, and make Shareholder inquiries by calling (800) 823-6300. You also may obtain a copy of the SAI (and other information regarding the Fund), when available, from the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

INVESTING IN SHARES INVOLVES A HIGH DEGREE OF RISK. UNLIKE OPEN-END FUNDS, THE LIQUIDITY OF THE FUND’S SHARES IS LIMITED AND NOT GUARANTEED, AND SHAREHOLDERS MAY NOT BE ABLE TO SELL THEIR SHARES. SEE “RISK FACTORS” BEGINNING ON PAGE 18.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Lazard Asset Management Securities LLC

Distributor

(CONTINUED FROM COVER PAGE)

Total Offering Amount (1)	$100,000,000

Maximum Sales Load (2)	3.00%

Minimum Sales Load (2)	0.00%

Proceeds to the Fund Before Estimated Expenses (3)	$100,000,000

(1)

The minimum initial investment in the Fund is $25,000 and the minimum additional investment in the Fund is $10,000. However, dealers who distribute Shares or otherwise invest in Shares on behalf of their clients may impose higher minimum investment amounts.

(2)

Investors may be charged a sales load up to a maximum of 3.00% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “Purchases of Shares—Sales Charge” on page 45.) The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund.

(3)	The net proceeds to the Fund after payment of the estimated offering expenses of $176,655 are approximately $99,823,345.

SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

TO ALL INVESTORS

This prospectus (the “Prospectus”) does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should rely only on information contained in this Prospectus, the Fund’s statement of additional information and exhibits filed by the Fund, when available. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. Prospective investors should read this Prospectus carefully before investing and retain it for future reference.

PROSPECTUS SUMMARY

In making an investment decision, an investor must rely upon his, her or its own examination of Lazard Alternative Strategies 1099 Fund (the “Fund”) and the terms of the offering, including the merits and risks involved in acquiring shares of beneficial interest (“Shares”) in the Fund. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this prospectus (the “Prospectus”). An investor should review the entire Prospectus and statement of additional information (“SAI”), available upon request, before making a decision to purchase Shares of the Fund.

The Fund

Lazard Alternative Strategies 1099 Fund (the “Fund”) is a recently formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The investment adviser is Lazard Alternatives, LLC (the “Adviser”), a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Investment Objective and Investment Program

The Fund’s investment objective is to achieve long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in hedge funds, joint ventures, investment companies and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”). The Adviser expects to invest the Fund’s assets predominately in Portfolio Funds that are organized outside of the U.S. However, the Adviser is not bound by any fixed criteria in allocating capital to Portfolio Funds or Portfolio Managers, and may invest the Fund’s assets in Portfolio Funds organized within the U.S. The Portfolio Managers may utilize a broad range of investment strategies, which are not generally managed against traditional investment indices.

The Adviser selects Portfolio Managers based on a number of factors, including, but not limited to, portfolio management experience, strategy style, historical performance, risk management processes, administrative capabilities and diversification among the Fund’s other investments. The Adviser believes that “alternative” investment approaches that represent a broad range of strategies, asset classes, regions, industry sectors and securities provide the potential to enhance return and reduce risk. The Adviser selects Portfolio Managers that pursue specialized investment strategies outside of traditional investment styles. These strategies are expected to include, but are not limited to, event driven, long/short, relative value and tactical trading. The Fund’s assets are generally allocated among approximately 15 to 35 Portfolio Managers, but the Adviser may deviate from these guidelines as it determines in its sole discretion.

Portfolio Managers generally invest in a broad range of marketable securities, although the Portfolio Funds in which the Fund will invest are not themselves marketable. Investments of the Portfolio Funds are expected to include, but may not be limited to, U.S. and non- U.S. equity and debt securities, commodities, money market instruments, non-U.S. currencies, options, futures contracts, forward contracts and other derivative instruments. The Fund may hold ancillary liquid assets in short-term investments, including money market funds, U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Potential Benefits of Investing in the Fund

By investing in the Fund, investors gain access to a group of Portfolio Managers whose services typically are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund provides investors the opportunity to participate in the investment programs of a professionally selected cross-section of Portfolio Managers, without being subject to the high minimum investment requirements that Portfolio Managers typically would impose on investors. Allocation of assets among Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.

Portfolio Fund Investment Practices. Portfolio Funds are not expected to be registered under the 1940 Act. Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and, in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager’s investment program and involve significant risks. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

Risk Factors

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund also has specific risks relating to the strategies and investments undertaken by the Portfolio Managers. The Portfolio Managers selected by the Adviser invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over the counter (“OTC”) derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program of the Fund or any Portfolio Manager will be successful, that the various Portfolio Managers selected will produce positive returns or that the Fund will achieve its investment objective.

As a non-diversified investment company, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund’s assets that may be invested in the securities of any one issuer. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments were required to be made in the securities of a broad range of issuers. The Fund will not invest in the securities of any one Portfolio Fund if, at the time of purchase, more than 10% of the Fund’s net assets would be invested in that Portfolio Fund. The Fund may, however, hold more than 10% of its assets in a wholly-owned subsidiary formed to hold certain of the Fund’s investments.

Each Portfolio Manager generally will charge the Portfolio Fund an asset-based fee, and typically all of the Portfolio Managers will receive performance-based allocations or fees. The asset-based fees of the Portfolio Managers are generally expected to range from 1% to 3% of net assets and the performance-based allocations or fees of the Portfolio Managers are generally expected to range from 15% to 30% of net profits, but they could be higher. These fees are in addition to those charged by the Fund.

Shares will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Liquidity will be provided to the shareholders of the Fund (the “Shareholders”) only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering Shares for repurchase in connection with a repurchase offer made by the Fund will have those Shares repurchased in that repurchase offer. (See “Risk Factors” on page 18, “Tax Matters” on page 51 and “Repurchase Offers” on page 46.)

The Fund is a recently-formed entity and it has a limited operating history.

INVESTING IN A MULTI-MANAGER FUND, SUCH AS THE FUND, INVOLVES ADDITIONAL SPECIAL RISKS, INCLUDING THE FOLLOWING:

Portfolio Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. These protections afforded by the 1940 Act include protections regarding the types of securities that may be owned, the types of trading strategies that may be employed and the amount of leverage that may be used.

Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

The Adviser may have little or no means of independently verifying information provided by Portfolio Managers, and thus may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

The Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Shares and the amounts Shareholders receive upon the repurchase of Shares. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers.

The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment returns.

Limitations on the Fund’s ability to withdraw its assets from Portfolio Funds may limit the Fund’s ability to repurchase Shares. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. The illiquidity of these interests in Portfolio Funds may adversely affect the Fund were it to have to sell interests at an inopportune time. Furthermore, because the primary source of funds to repurchase Shares will be withdrawals from Portfolio Funds, the application of lock-ups and other withdrawal limitations may significantly limit the Fund’s ability to repurchase its interests. Shares of the Fund have limitations on their liquidity and transferability. (See “Repurchase Offers — “No Right of Redemption” on page 46 and “— Transfers of Shares” on page 48”.).

Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a portion of the Fund’s assets on a managed account basis (a “Portfolio Account”)), will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the investment management fee the Fund pays to the Adviser.

The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based fees or allocations. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund’s assets, the fee or allocation may be greater than if it were based solely on realized gains.

Borrowings

The Fund generally does not expect to engage in borrowing other than on a short-term or temporary basis and is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. Borrowing for investment purposes (a practice known as “leverage”) is a speculative practice that involves risks. It is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Fund would be a principal investment strategy of the Fund. Nevertheless, to the extent permitted by law, the Fund may borrow on a short-term basis (i.e., for repayment in less than 120 days) to meet repurchase requests or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Shares and proceeds from any withdrawal of the Fund from a Portfolio Fund. It is expected that Portfolio Funds will use leverage and some may use substantial leverage. (See “Risk Factors” on page 18 and “Investment Program—Investment Policies and Restrictions” on page 17.)

Management of the Fund

The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. It has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund” on page 29.)

Lazard Alternatives and LAM

The investment adviser is Lazard Alternatives, LLC, a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The managing member of the Adviser is Lazard Asset Management LLC (“LAM”). With a truly global presence, LAM, together with its subsidiaries, offers its clients a multitude of asset management services and, as of June 30, 2013, invested approximately $147.3 billion in assets for institutions and individuals around the world. (See “Lazard Alternatives and Lazard Asset Management LLC” on page 34.)

The Fund has entered into an investment advisory and management agreement dated August 3, 2011 (the “Advisory Agreement”) under which the Adviser provides discretionary investment advice to the Fund and is responsible for providing day-to-day management services to the Fund. The Advisory Agreement shall be effective for two years, and may be continued in effect from year to year thereafter if the continuance is approved annually by the Board, including the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Trustees”). The

Board may terminate the Advisory Agreement on 60 days’ prior written notice to the Adviser. (See “Lazard Alternatives and Lazard Asset Management LLC” on page 34.)

Fees and Expenses

In consideration of services provided by the Adviser, the Fund pays the Adviser after the end of each calendar quarter a fee computed monthly at the rate of 0.125% (1.50% on an annualized basis) of the Fund’s month-end net assets (the “Advisory Fee”).

The Fund pays Lazard Asset Management Securities LLC (“LAM Securities”) an ongoing distribution fee (the “Distribution Fee”) after the end of each calendar quarter computed monthly at an annual rate of 0.05% of the month-end net assets of the Fund, as compensation for the sale and marketing of Shares. As compensation for providing or arranging for the provision of certain investor and account maintenance services, the Fund pays LAM Securities an ongoing quarterly service fee computed monthly at an annual rate of 0.25% of the Fund’s month-end net assets (the “Service Fee”). It is expected that LAM Securities will retain broker-dealers (collectively with LAM Securities, the “Selling Agents”) to assist in the distribution of Shares and that all or a significant portion of the Distribution Fee and the Service Fee will be paid to such third parties. The Fund does not bear any other costs associated with any such arrangements. (See “Purchases of Shares—Plan of Distribution” on page 44.)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.30% of the Fund’s average monthly net assets for the Fund’s first three years of operations. Additionally, subject to the consummation of the proposed reorganization of Lazard Alternative Strategies Fund, L.L.C. into the Fund, the Adviser has undertaken to extend the Expense Limitation Agreement for a period of two years following the closing of the Reorganization and to lower the expense limitation from 2.30% of average net assets to 2.26% of average net assets. Subject to satisfaction of various conditions, the Reorganization is expected to occur on or about December 31, 2013. (See “Fees and Expenses” on page 37.)

The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

The Bank of New York Mellon, through its Alternative Investment Services division (“BNYM-AIS”) (the “Administrator”) provides administration, accounting and investor services to the Fund, which are in addition to the services provided by the Adviser to the Fund, as described above. In consideration for these services, the Fund pays the Administrator a fee (the “Administration Fee”) based upon a percentage of the Fund’s net assets, plus reimbursement of certain out-of-pocket expenses.

Net Asset Valuation

The Fund sells Shares at their offering price, which is equal to the “net asset value” per Share. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year, (iii) the day preceding the date as of which any Shares are purchased, or (iv) any day as of which the Fund repurchases any

Net Asset Valuation

Shares. The Fund’s net asset value is the value of the Fund’s assets less its liabilities, and its net asset value per Share equals that net asset value divided by the number of then issued and outstanding Shares.

Conflicts of Interest

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. (See “Potential Conflicts of Interest” on page 40.)

Purchases of Shares

An investor purchases Shares in the Fund. Shares are offered at their net asset value per Share, and each Share purchased represents an investor’s investment to the Fund in that amount. The minimum initial investment in Shares by an investor is $25,000 and subsequent investments must be at least $10,000. (See “Purchases of Shares” on page 43.)

However, various third parties who distribute Shares or otherwise invest in Shares on behalf of their clients may impose higher minimum investment amounts.

LAM Securities acts as the distributor for the Fund, and serves in that capacity on a reasonable best efforts basis, subject to various conditions. There is no termination date for the offering of Shares in the Fund, as the Fund expects to conduct a continuous offering. The Fund pays LAM Securities the Distribution Fee, which is payable quarterly and computed monthly at an annual rate of 0.05% of the month-end net assets of the Fund, as compensation for the sale and marketing of Shares. As compensation for certain investor and account maintenance services, the Fund pays LAM Securities an ongoing quarterly Service Fee computed monthly at an annual rate of 0.25% of the Fund’s month-end net assets. It is expected that LAM Securities will retain Selling Agents to assist in the distribution of Shares and that all or a significant portion of the Distribution Fee and the Service Fee will be paid to such third parties. The Fund does not bear any other costs associated with any such arrangements. (See “Purchases of Shares—Plan of Distribution” on page 44.)

Investors purchasing Shares may be charged a sales load of up to 3.0%, on a fully disclosed basis, of the amount transmitted in connection with their subscriptions for Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “Purchases of Shares—Sales Charge” on page 44.)

Investor Eligibility

Shares are being offered only to investors that represent that (i) if a natural person (including participants in individual retirement accounts), they have (a) an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor’s primary residence and any indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Shares, and including as a liability any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Shares), or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and have a reasonable expectation of reaching the same income level in the current year; or (ii) if an entity, including a corporation, foundation, endowment, partnership, or limited liability company or trust, they have total assets in excess of $5 million and they were not formed for the specific purpose of acquiring the securities offered (or each equity owner meets the accredited investor requirements for an individual). Please see “Investor Suitability—Eligible Investors” on page 45 for a further discussion of investor eligibility requirements.

A form of certification that each investor will be asked to sign is contained in Appendix A of this Prospectus. If an investor’s executed and completed certification is not received on or before the date Shares are to be issued, the investor’s order will not be accepted. The Board reserves the right to reject any purchase for Shares and the Board may, in its sole discretion, suspend purchases of Shares at any time.

Investor Suitability

An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in the Fund is suitable for your risk profile. (See “Investor Suitability” on page 45.)

The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, the Fund has no plans to list its Shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s Shares. Although the Fund intends to make quarterly offers to repurchase its Shares, there can be no assurance that the Fund will repurchase Shares that are tendered by a Shareholder in connection with any repurchase offer. A prospective investor should consider its liquidity needs before investing.

Repurchase Offers

No Shareholder will have the right to require the Fund to redeem its Shares. The Fund expects to make quarterly offers to repurchase outstanding Shares from Shareholders pursuant to written tenders by Shareholders at such times and on such terms and conditions as may be determined by the Board, in its sole discretion. In determining whether the Fund should repurchase Shares or portions thereof from Shareholders pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders on a quarterly basis as of March 31st, June 30th, September 30th and December 31st of each year. The Board will consider the following factors, among others, in making this determination: (i) whether any Shareholders have requested to tender Shares or portions thereof to the Fund; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares or portions thereof; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares or portions thereof. (See “Repurchase Offers—No Right of Redemption” on page 46 and “—Repurchases of Shares” on page 46.)

The Board has adopted a policy that, in the event the Fund does not make an offer to repurchase Shares within the two-year period following the commencement of the Fund’s operations or any two-year period thereafter, the Board will vote to dissolve the Fund.

Shares held by Shareholders may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Shareholder; or (ii) with the consent of the Board (which may be withheld in its sole discretion). Under certain circumstances, the Board has delegated to the Adviser authority to consent to transfers of Shares. The Board has also delegated to the Adviser authority to admit Shareholders. A Shareholder who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. (See “Repurchase Offers—Transfers of Shares” on page 48.)

ERISA

Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), may invest in the Fund. Because the Fund has elected to be taxed as a corporation (and, as a result, intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”)), tax-exempt U.S. investors generally will not incur unrelated business taxable income as a result of an investment by the Fund or a Portfolio Fund. If, however, a tax-exempt U.S. investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Shares would give rise to unrelated business taxable income to such tax-exempt U.S. investor. (See “Tax Matters” on page 51 and “ERISA Considerations” on page 50.)

Taxation

The Fund has elected to be classified as a corporation for Federal tax purposes and (i) has elected to be treated as, and (ii) intends to operate in a manner to qualify as, a “regulated investment company” under Subchapter M of the Code. As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Shareholders generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of Shares normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Shares are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Shares if they do not borrow to make the investment. Certain requirements under Subchapter M and additional information regarding the Fund’s tax treatment are described in this prospectus. The Fund’s tax reporting to Shareholders is made on IRS Form 1099. (See “Tax Matters” on page 51.)

Reports to Shareholders

As soon as practicable after the end of each calendar year, the Fund furnishes to Shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to Shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Term	The Fund’s term is perpetual, except that the Fund may be terminated as provided in the Agreement and Declaration of Trust of the Fund.

Fiscal Year and Taxable Year

For accounting purposes, the 12-month period ending March 31st of each year will be the fiscal year. For tax purposes, the 12-month period ending October 31 of each year will be the taxable year of the Fund.

Administrator

BNYM-AIS, located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s administrator and provides various administrative and accounting services necessary for the operations of the Fund.

Custodian

The Bank of New York Mellon serves as the primary custodian of the assets of the Fund (the “Custodian”) and may maintain custody of these assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements of Section 17(f) of the 1940 Act and related rules. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of the Custodian. The Custodian’s principal business address is One Wall Street, New York, New York 10286.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that Lazard Alternative Strategies 1099 Fund (the “Fund”) expects to incur and that the shareholders of the Fund (the “Shareholders”) can expect to bear.

Shareholder Transaction Expenses

Maximum Sales Load (as a percentage of offering price) (1)	3.00%

Annual Expenses (as a percentage of net assets attributable to common shares)
Advisory Fee	1.50%
Other Expenses (2)	1.60%
Acquired Fund Fees and Expenses (3)	6.95%
Total Annual Expenses (4)	10.05%
Less: Amount Paid or Absorbed Under Expense Limitation Agreement (4)	0.80%
Net Annual Expenses (4)	9.25%

(1)

In connection with initial and additional investments, investors may be charged a sales load of up to 3% of the amounts transmitted in connection with their purchases of Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “Purchases of Shares—Sales Charge” on page 44.)

(2)

Reflects an estimate of all expected ordinary operating expenses for the current fiscal year. “Other Expenses” include ordinary operating expenses of the Fund (including an Administration Fee, a Distribution Fee calculated at an annual rate of 0.05% and a Service Fee calculated at an annual rate of 0.25%, but not the Advisory Fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year. “Other Expenses” do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under “Acquired Fund Fees and Expenses”). The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses vary. The amount of the Fund’s net assets used in calculating this percentage was based on net assets of approximately $50 million as of March 31, 2013. For a more complete description of the various fees and expenses of the Fund, see “Fees and Expenses” on page 37, “Lazard Alternatives and Lazard Asset Management LLC” on page 34 and “Purchases of Shares” on page 43.

(3)

Includes the fees and expenses of the Portfolio Funds in which the Fund intends to invest using the net proceeds of this offering. Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.00%-3.00% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocation that range between 15%-30% of its net capital appreciation (if any). Fees and expenses of Portfolio Funds are based on the Portfolio Funds’ historic fees and expenses. Future Portfolio Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.

(4)

Lazard Alternatives, LLC, the investment adviser of the Fund (the “Adviser”) and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.30% per annum of the Fund’s average monthly net assets for the Fund's first three years of operations. Additionally, subject to the consummation of the proposed reorganization of Lazard Alternative Strategies Fund, L.L.C. into the Fund, the Adviser has undertaken to extend the Expense Limitation Agreement for a period of two years following the closing of the Reorganization and to lower the expense limitation from 2.30% of average net assets to 2.26% of average net assets. Subject to satisfaction of various conditions, the Reorganization is expected to occur on or about December 31, 2013. (See “Fees and Expenses” on page 37.) Additionally, because “Net Annual Expenses” includes the fees and expenses of the Portfolio Funds (the “Acquired Fund Fees and Expenses”), it differs from the net expenses figure in the Financial Highlights table, which does not include such fees and expenses.

The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Lazard Alternatives and Lazard Asset Management LLC” on page 34, “Fees and Expenses” on page 37 and “Purchases of Shares” on page 43.

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and a sales load of 3%:	$120	$330	$561	$1,248

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown in the example. For a more complete description of the various costs and expenses, see “Fees and Expenses” on page 37. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The information contained in the table below sets forth selected information derived from the financial statements contained in the Fund’s annual report for the periods ended March 31, 2013 and March 31, 2012 (the “Annual Reports”), which have been audited by Deloitte & Touche LLP (“Deloitte”). Deloitte’s reports, along with the Fund’s financial statements, are included in the Annual Reports. The Fund’s Reports have been filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov, and are also available upon request by calling (800) 823-6300. The Fund’s financial statements for the fiscal year ended March 31, 2013 are included in the Fund’s Statement of Additional Information, dated [                ], 2013 (the “SAI”), which is available upon request from the Fund.

	For the Year Ended March 31, 2013		For the Period from November 1, 2011 (Commencement of Operations) to March 31, 2012
Per Share Operating Performance:
Net asset value at beginning of year/period		$101.62		$100.00

Income (loss) from investment operations:
Net investment loss (a)		(2.33)		(0.95)
Net realized and unrealized gain from investments		7.03		2.57

Total from investment operations		4.70		1.62
Less distributions from:
Net investment income		(5.11)		–

Net asset value at end of year/period		$101.21		$101.62

Ratios and Supplemental Data:
Total return		4.74%		1.62%

Portfolio turnover rate		32.50%		9.44%

Ratios to Average Net Assets:
Net investment loss		(2.30%)		(2.30%)

Expenses, before expense reimbursement		3.10%		5.33%
Expense reimbursement		(0.80%)		(3.03%)

Net expenses, after expense reimbursement		2.30%		2.30%

(a)	Based upon average shares outstanding.
(b)	Not annualized.
(c)	Annualized, except for organizational and offering costs.

THE FUND

Lazard Alternative Strategies 1099 Fund (the “Fund”) is a recently formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s principal office is located at 30 Rockefeller Plaza, New York, New York 10112-6300 and its telephone number is (212) 632-6000. The investment adviser is Lazard Alternatives, LLC (the “Adviser”), a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The managing member of the Adviser is Lazard Asset Management LLC (“LAM”). With a truly global presence, LAM, together with its subsidiaries, offers its clients a multitude of asset management services and, as of June 30, 2013, invested approximately $147.3 billion in assets for institutions and individuals around the world. (See “Lazard Alternatives and Lazard Asset Management LLC” on page 34). Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board of Trustees (the “Board”). (See “Management of the Fund—The Board of Trustees” on page 29.)

USE OF PROCEEDS; CASH EQUIVALENTS

The net proceeds of the offering of Shares (after payment of expenses) are expected to be invested in accordance with the investment objective and policies of the Fund as soon as practicable (and not to exceed a period of six months) after each monthly closing of such offering. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. At times when the Fund assumes a defensive position, it will not be pursuing its investment objective. The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See “Risk Factors—Investment Related Risks—Money Market Instruments” on page 24.) The Portfolio Managers may also invest in such cash equivalents.

INVESTMENT PROGRAM

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation. The investment objective of the Fund may not be changed without a vote of a majority of the Fund’s outstanding voting securities. In pursuing its investment objective, the Fund will invest substantially all of its assets in hedge funds, joint ventures, investment companies and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”). The Adviser expects to invest the Fund’s assets predominately in Portfolio Funds that are organized outside of the U.S. However, the Adviser is not bound by any fixed criteria in allocating capital to Portfolio Funds or Portfolio Managers, and may invest the Fund’s assets in Portfolio Funds organized within the U.S. The Portfolio Managers may utilize a broad range of investment strategies, which are not generally managed against traditional investment indices. The Adviser believes that “alternative” investment approaches that represent a broad range of strategies, asset classes, regions, industry sectors and securities provide the potential to enhance return and reduce risk.

At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this diverse group, the Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager. An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.

Investment Strategy

By broadening both the approach according to which its assets are invested and the types of instruments in which they are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made according to a single approach or with a focus on a single type of instrument such as equities, debt or commodities. The Adviser is not bound by any fixed criteria in allocating capital to Portfolio Managers. Portfolio Managers are given broad flexibility to take long or short positions in accordance with the market environment, employ leverage and use derivative instruments. The Fund considers allocating assets to Portfolio Managers and Portfolio Funds operating in all global markets. The Adviser expects to reallocate the Fund’s assets in response to changes in market values and Portfolio Manager performance. The Adviser aims to maintain a portfolio of investments that demonstrates a balance of strategies, markets, risks and types of money managers.

The strategy of the Fund and the strategies of the Portfolio Managers, even if implemented according to design, may not produce the performance results anticipated by the Adviser or the Portfolio Managers. Accordingly, there can be no assurance that the Fund’s investment objective will be attained.

The Fund has elected to be classified as an association taxable as a corporation for Federal tax purposes and (i) has elected to be treated as, and (ii) intends to operate in a manner to qualify as, a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund’s tax reporting to Shareholders will be made on IRS Form 1099, as opposed to Schedule K-1. Certain requirements under Subchapter M and additional information regarding the Fund’s tax treatment are described below in “Tax Matters” on page 51.

Identification of Strategies, Selection of Portfolio Managers and Allocation Procedure

Evaluation and Selection of Prospective Portfolio Managers and Strategies

The Adviser follows certain general guidelines in choosing the Portfolio Managers. While the Adviser attempts to apply such guidelines consistently, the guidelines involve the application of qualitative and quantitative criteria, and therefore the selection of the Portfolio Managers is a fundamentally subjective process. The use of the selection guidelines may be modified at the discretion of the Fund’s portfolio managers.

The selection guidelines are as follows:

Filtering Portfolio Manager Candidates. The objective of the filtering process is to identify a group of Portfolio Managers for further review by the Adviser. The Adviser uses a variety of information sources to identify prospective investments, including, but not limited to, industry contacts, databases, prime brokers, proprietary resources and LAM’s global research resources. These sources are expected to narrow down the investable universe from over 5,000 funds to a universe of less than 500 funds.

Interviews, Evaluations and Selection of Portfolio Managers. The Adviser will seek to obtain more detailed information about the Portfolio Managers in order to assess whether they are suitable for investment by the Fund and to reduce overall investment risk to the Fund. The Adviser generally conducts a number of interviews and other due diligence prior to making an investment. Where possible, the Adviser verifies the information collected with supplemental interviews and data collected from sources unrelated to the Portfolio Managers. During the due diligence process, the Adviser evaluates the following:

(i)	ability of the Portfolio Manager to generate returns within specific risk parameters;

(ii)	stability of the Portfolio Manager’s investment process and its ability to sustain returns;

(iii)	expertise of the Portfolio Manager’s firm and its employees;

(iv)	differentiating factors that give the Portfolio Manager an investment edge;

(v)	infrastructure of the firm from research to trading to operations;

(vi)	risk control procedures, both from a business and investment standpoint; and

(vii)	overall business organization.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser attempts to forecast the proposed Portfolio Manager’s potential for generating sustainable positive risk-adjusted returns under a wide variety of market conditions. This investment analysis exercise is an invaluable step in building a portfolio that meets the risk/return objectives set forth by the Adviser. In addition, in assessing whether a Portfolio Fund is a suitable investment for the Fund, the Adviser considers the terms of the Fund's investment in a Portfolio Fund, including the sales charges, advisory fees and performance fees or incentive allocations being charged by the Portfolio Fund, the amount of leverage being employed by the Portfolio Fund and the liquidity being offered by the Portfolio Fund.

Portfolio Construction. The Adviser seeks to construct a portfolio of Portfolio Funds that is broadly diversified across strategies, markets and types of securities. The Fund’s assets will generally be allocated among 15 to 35 Portfolio Managers, but the Adviser may deviate from these guidelines as it determines in its sole discretion. The Fund will not hold interests in a Portfolio Fund that would constitute 5% or more of the Portfolio Fund’s voting securities. This limitation on voting rights is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may potentially impose limits on transactions with the Portfolio Funds both by the Fund and other clients of the Adviser. There are, however, other statutory tests of affiliation (such as on the basis of control), and a Portfolio Fund may be deemed an “affiliated person” of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and a Portfolio Fund could potentially be subject to the prohibitions of Section 17 of the 1940 Act if an appropriate exemption were not available.

In order to comply with this 5% limitation, the Fund may, at the time of investment, elect to invest in a class of a Portfolio Fund’s non-voting securities (if such a class is available) or may contractually waive all voting rights associated with the investment or those that would exceed the 5% limitation. Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Fund automatically (and in most cases irrevocably) waives any voting rights it may hold subject to certain requirements. Other investment funds or accounts managed by the Adviser also may forego or waive voting rights in a particular Portfolio Fund. Determinations of whether the Fund will waive its voting rights are made by the Adviser as part of the investment process. The Board has delegated the Fund’s investment decisions to the Adviser. Prior to the Fund complying with the 5% limitation, the Adviser will make a determination whether forgoing the right to vote is consistent with its fiduciary duty as investment adviser to the Fund. When deciding to forego or waive voting rights, the Adviser considers only the interests of the Fund and not the interests of the Adviser or those of the Adviser’s other clients.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund will invest provide their Shareholders with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its Shareholders from investing in non-voting securities.

Monitoring of Portfolio Managers and Reallocation. The day-to-day management of the Fund’s allocations and investments has been delegated to the Adviser which, in its discretion, undertakes transactions on behalf of the Fund within the parameters set forth herein. The Adviser monitors Portfolio Managers through a combination of weekly and/or monthly net asset value updates, position reports and periodic phone calls and visits. The Adviser utilizes its proprietary software packages to analyze risk and perform stress and scenario analyses. The Adviser evaluates any changes in a Portfolio Manager’s investment strategy or organizational structure to seek to determine if such changes may lead to diminished returns for the Fund. The Adviser also relies on its experience to make qualitative assessments about the current risk conditions that each Portfolio Manager and the Fund may face.

The performance of each Portfolio Fund held by the Fund typically is compared with the Adviser’s expectations of such Portfolio Fund. The reasons for reducing or withdrawing entirely the capital allocated to a Portfolio Manager or Portfolio Fund may include, without limitation:

(i)	the identification by the Adviser of a preferable alternative for investing the capital;

(ii)	a change in the Portfolio Manager’s strategy or personnel;

(iii)	the need to fund the Fund’s repurchase offers;

(iv)	a significant change in the amount of assets under the Portfolio Manager’s management that may cause a dilution of the expected return;

(v)	the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Adviser;

(vi)	a decline in the potential for gains on investment in the Portfolio Manager’s market niche;

(vii)	a failure of the Portfolio Manager to meet expectations of, or adhere to restrictions on, activities established by the Adviser;

(viii)	the reduction in exposure of the Portfolio Manager’s strategy in the Fund; or

(ix)	any other reason or determination reached by the Adviser, in its discretion.

The Adviser will allocate the Fund’s assets among Portfolio Managers employing various investment strategies by investing in Portfolio Funds. Portfolio Managers generally invest in marketable securities, although interests in the Portfolio Funds in which the Fund will invest are not themselves marketable. The securities in the Portfolio Funds are expected to include U.S. and non-U.S. equity and debt securities, commodities, money market instruments, non-U.S. currencies, options, futures contracts, forward contracts and other derivative instruments. Although the investment strategies described below represent the primary strategies of the Portfolio Managers expected to be selected by the Fund, the Fund is not limited in the types of strategies that it may select or the types of investment activities in which it may engage. Accordingly, the Fund may consider investment in Portfolio Funds that pursue a wide range of investment or other market strategies, including activities not described herein, to the extent that the Adviser deems appropriate.

The Fund generally does not expect to engage in borrowing other than on a short-term or temporary basis and is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. Borrowing for investment purposes (a practice known as “leverage”) is a speculative practice that involves risks. It is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Fund would be a principal investment strategy of the Fund. Nevertheless, to the extent permitted by law, the Fund may borrow on a short-term basis (i.e., for repayment in less than 120 days) to meet repurchase requests or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Shares and proceeds from any withdrawal of the Fund from a Portfolio Fund. It is expected that Portfolio Funds will use leverage, and some may use substantial leverage. Leverage is subject to the restrictions detailed under “Investment Program—Investment Policies and Restrictions” on page 17. However, leverage may be used by Portfolio Funds in their respective investment programs. Use of leverage by Portfolio Funds may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, and entering into other forms of direct or indirect borrowings.

The strategies employed by the Portfolio Managers may include, but are not limited to:

Event-driven. These strategies rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns are relatively unaffected by the movements of markets, although supply of opportunities in particular styles may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations.

Long/Short. Long/Short strategies combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. Long/Short strategies aim at seizing opportunities in both rising and falling markets.

Long/Short strategies cover a wide range of risk and return combinations. The returns from these strategies, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net long exposure practiced by most Portfolio Managers. These strategies are predominantly used in equity markets and may involve some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking.

Relative Value. Relative Value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from mis-priced securities and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. Relative Value strategies are not dependent on the general direction of market movements, and often involve arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing.

Tactical Trading. Tactical trading strategies speculate on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from these types of strategies can be volatile given the liberal use of leverage, often enhanced with derivatives, and the “outright” or un- hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. Tactical trading strategies can be either system-driven or discretionary. System-driven Portfolio Managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary Portfolio Managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category.

The Adviser does not currently intend to invest the Fund’s net assets in Portfolio Funds managed by the Adviser or its affiliates (“Affiliated Funds”). If the Adviser does make such investments on the Fund’s behalf, such investments will only be made upon the Fund obtaining any necessary exemptive relief from the Securities and Exchange Commission (the “SEC”).

The Fund holds ancillary liquid assets in short term investments, including U.S. government securities, money market funds, commercial paper, certificates of deposit and bankers’ acceptances.

The Fund currently intends to invest its assets primarily in the Portfolio Funds. However, the Fund also may invest its assets directly by entering into investment advisory agreements granting Portfolio Managers discretionary investment authority to manage a portion of the Fund’s assets on a managed account basis (a “Portfolio Account”). In addition, to facilitate the efficient investment of the Fund’s assets, a separate investment vehicle (“Separate Vehicle”) may be created for a Portfolio Manager in which the Portfolio Manager serves as general partner and the Fund is the sole limited partner. The Fund’s participation in any such arrangement, if at all, will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Advisers Act, and the Fund’s contractual arrangements with the Portfolio Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts. The Fund will comply with all requirements of the 1940 Act with respect to the operations of any Portfolio Account or Separate Vehicle.

Temporary Investments. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. At times when the Fund assumes a defensive position, it will not be pursuing its investment objective. (See “Risk Factors—Investment Related Risks—Money Market Instruments” on page 24.)

Investment Policies and Restrictions

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act). The Fund may not:

•	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

•	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

•

Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the disposition of its portfolio securities.

•

Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

•

Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

•

Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•

Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that the Fund may invest 25% or more of the value of its total assets in Portfolio Funds, but will not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

These investment restrictions are only applicable to the Fund and not to the Portfolio Funds. The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (See “Potential Conflicts of Interest” on page 40.)

THE FUND’S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE FUND’S OR THE PORTFOLIO FUNDS’ INVESTMENT OBJECTIVES WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, EACH PORTFOLIO MANAGER’S USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST

ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

RISK FACTORS

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed-income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over the counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the Fund’s investment program will be successful. The Fund and the Portfolio Funds may utilize leverage which can, in certain circumstances, substantially increase the adverse impact to which the Fund’s investment portfolio may be subject. Prospective investors should consider the following additional factors in determining whether an investment in the Fund is a suitable investment.

Special Risks of Multi-Manager Structure

The Adviser invests assets of the Fund through the Portfolio Managers. The success of the Fund depends on the Adviser’s selection of the underlying Portfolio Funds and on the ability of the Portfolio Managers to develop and implement investment strategies that achieve the Portfolio Funds’ investment objectives. For example, a Portfolio Manager’s inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Investments in Unregistered Portfolio Funds. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

The Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Fund’s actions or has incurred liabilities arising from the Fund’s actions.

Reliance on Information Provided by Portfolio Managers. The Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Shares and, therefore, the amounts Shareholders receive upon the repurchase of Shares. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. There can be no assurance that a Portfolio Manager will provide advance notice of any material change in a Portfolio Fund’s investment program or policies, and thus the Fund’s investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

Additional Fees and Expenses. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations or fees and other expenses borne by the Fund as an investor in Portfolio Funds.

Independent Portfolio Managers. Each Portfolio Manager will receive any performance-based allocations or fees to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Fund, and thus indirectly from investors in the Fund, even if the Fund’s overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing Shares of an issuer whose Shares are being sold by another Portfolio Fund. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Implications. The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect the Fund’s investment return. The Fund’s inability to withdraw an investment in a Portfolio Fund may also prevent the Fund from making an offer to repurchase Shares from Shareholders.

Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Fund, making withdrawals of capital. Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive an in-kind distribution of securities held by a Portfolio Fund that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Fund’s portfolio or distribute it to investors in the Fund, in a manner that is in the best interests of the Fund. Please see the risk factor “Limited Liquidity; In-Kind Distributions” below for a discussion of the risks of in-kind distributions.

Limitations on Voting Rights of Portfolio Funds. To the extent the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Tax Status. There are special tax risks associated with an investment in the Fund. Satisfaction of the various tests that must be met to maintain the Fund’s tax status as a “regulated investment company” under Subchapter M of the Code requires significant support from the underlying Portfolio Funds. Failure to maintain such tax status may result in the Fund being subject to corporate level income tax. In addition, as a related matter, the Fund is required each December to make certain “excise tax” calculations on certain undistributed income of the Fund based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Fund does not receive accurate information from the Portfolio Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. With respect to costs, the Fund may incur certain costs relating to tax compliance and reinvestment of dividends and other distributions. In addition, to facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Fund also may make investments through corporate subsidiaries, including through U.S. corporate subsidiaries. The net income of a U.S. corporate subsidiary will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income taxes. These investments may involve costs or other inefficiencies to the Fund. (See “Tax Matters.”)

Portfolio Account Allocations. The Adviser may place assets with a number of Portfolio Managers by opening discretionary Portfolio Accounts rather than investing in Portfolio Funds. Portfolio Accounts expose the Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a Portfolio Account directed by a particular Portfolio Manager than the Fund had allocated to such Portfolio Manager to invest. However, the Adviser does not foresee allowing this situation to occur and would seek to impose limitations on the Portfolio Manager’s management of the Portfolio Account.

Estimates. In most cases, the Fund will have little ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, these valuations will typically be estimates only, subject to revision through the end of each Portfolio Fund’s annual audit. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund’s annual audit is completed.

Certain securities in which Portfolio Funds invest may not have a readily ascertainable market price. Such securities will nevertheless generally be valued by Portfolio Managers, which valuation will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the value thereof will affect their compensation.

Limited Liquidity; In-kind Distributions. An investment in the Fund provides limited liquidity since the Shares may not be sold, assigned, transferred, conveyed or disposed of without the consent of the Board and Shareholders may redeem their Shares only pursuant to tender offers, as may be allowed periodically by the Board. Tenders of Shares, or portions thereof, may not be rescinded after the date by which such tenders must be made, and the value of Shares being tendered generally will not be determined until a date approximately one month later. The Fund generally expects to distribute cash to the holders of the Shares upon redemption. However, there can be no assurance that the Fund will have sufficient cash to satisfy redemption requests, or that it will be able to liquidate investments at the time such redemptions are requested at favorable prices. Although the Fund does not currently intend to make distributions in-kind, under the foregoing circumstances, or as otherwise determined necessary or appropriate by the Board, holders of Shares may receive in-kind distributions from the Fund’s portfolio upon the repurchase of Shares by the Fund. Such investments so distributed will not be readily marketable or saleable and may have to be held by such holders for an indefinite period of time. As a result, an investment in the Fund is suitable only for sophisticated investors. Any such in-kind distributions will not materially prejudice the interests of remaining Shareholders. (See “Redemptions, Repurchases of Shares and Transfers.”)

Liquidity Risk. Limitations on the Fund’s ability to withdraw its assets from Portfolio Funds may limit the Fund’s ability to repurchase Shares. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. The illiquidity of these interests in Portfolio Funds may adversely affect the Fund were it to have to sell interests at an inopportune time. Furthermore, because the primary source of funds to repurchase Shares will be withdrawals from Portfolio Funds, the application of lock-ups and other withdrawal limitations may significantly limit the Fund’s ability to repurchase its interests.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risk factors.

Investment-Related Risks

General Economic and Market Conditions. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances.

These factors may affect the level and volatility of securities prices and the liquidity of the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. A Portfolio Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. While the Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that Shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers’ styles of investing:

Equity Securities. The value of equity securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments. Portfolio Funds may acquire long and short positions in listed and unlisted common equities, preferred equities and convertible securities of U.S. and non-U.S. issuers. (See “Non-U.S. Investments” on page 23.) Equity securities fluctuate in value in response to many factors, including the activities, results of operations and financial condition of individual issuers, the business market in which individual companies compete, industry market conditions, interest rates and general economic environments. In addition, events such as domestic and international political instability, terrorism and natural disasters may be unforeseeable and contribute to market volatility in ways that may adversely affect investments made by the Fund and the Portfolio Funds. Portfolio Funds may invest in equity securities regardless of market capitalization, including micro and small cap companies. The securities for smaller companies may involve more risk and their prices may be subject to more volatility.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Fixed-Income Securities. Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Portfolio Managers generally are not limited in their ability to invest in fixed-income securities and typically may invest in both investment grade and non-investment grade debt securities with varying maturities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

The value of fixed-income securities in which Portfolio Funds invest will change in response to fluctuations in interest rates and the longer the maturity of a fixed-income security, the more susceptible the security is to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows. Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities generally can be expected to decline.

Investments in High-Yield Securities. Portfolio Funds may invest in high-yield securities. High-yield securities that are below investment grade or unrated (sometimes called “junk bonds”) face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Accordingly, these investments are speculative in nature. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Investments in Distressed Securities. The Portfolio Funds may invest in obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there may be no minimum credit standard that is a prerequisite to the investments in any financial instrument, and a portion of the obligations in which a Portfolio Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the value of the assets collateralizing a Portfolio Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. In any reorganization or liquidation proceeding relating to a company in which a Portfolio Fund invests, it may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Portfolio Fund’s investments may not compensate the Fund, and indirectly, the Shareholders, adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

Investments in Mortgage-Backed Securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly impact the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Portfolio Managers may have constructed for these investments, resulting in a loss to the Portfolio Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for larger loss.

The Portfolio Funds may also invest in structured notes, variable rate mortgage backed securities, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates which may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

Non-U.S. Investments. It is expected that the Portfolio Funds will invest in securities of non-U.S. companies and countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, other income or gross sale or disposition proceeds; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager’s investment opportunities. In addition, accounting and financial reporting standards that prevail in countries other than the U.S. generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the U.S. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associate risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in countries other than the U.S. than there is in the U.S.

Currencies. The Portfolio Funds may invest a portion of their assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. dollar. A Portfolio Fund may or may not seek to hedge all or any portion of its non-U.S. currency exposure. To the extent unhedged, the value of the position will fluctuate with U.S. dollar exchange rates as well as the price changes of its investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which a Portfolio Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of such securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on a Portfolio Fund’s non-U.S. dollar securities.

Money Market Instruments. Each Portfolio Manager may invest, for defensive purposes or otherwise, some or all of a Portfolio Fund’s assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are generally high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Initial Public Offerings. The Portfolio Managers may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of Shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies that are the subject of initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Illiquid Portfolio Investments. Portfolio Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Special Investment Instruments and Techniques

The Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund’s investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivatives are securities and other instruments the value of which is based on the performance from an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Portfolio Managers may invest in a number of different derivatives and may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by the Portfolio Funds or that are currently not available, but that may, in the future, be developed or invested in by the Portfolio Funds. Portfolio Funds also may purchase derivatives to either increase or decrease the level of risk, or change the types of risks, to which the portfolio is exposed.

Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. Special risks may apply to instruments that are invested in by the Portfolio Funds in the future that cannot be determined at this time or until such instruments are developed or invested in by the Portfolio Funds.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund’s performance. If a Portfolio Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund’s return or result in a loss. A Portfolio Fund also could experience losses if its derivatives were poorly correlated with its other investments or if the Portfolio Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Call Options. There are risks associated with the sale and purchase of call options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option.

Put Options. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security if its price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire premium invested in the put option.

Stock Index Options. The Portfolio Funds may also purchase and sell call and put options on stock indices listed on securities exchanges or traded in the over-the-counter market for the purpose of realizing their investment objectives or for the purpose of hedging their portfolios. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in a Portfolio Fund’s portfolio correlate with price movements of the stock indices selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio Fund will realize gains or losses from the purchase or writing of options on indices depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stocks. Accordingly, successful use of options on stock indices will be subject to a Portfolio Manager’s ability to correctly predict the relationship between movements in the direction of the stock market generally or of particular industries or market segments and the direction of movements in the value of the portfolio of stocks.

Forward Contracts. The Portfolio Funds may enter into forward contracts which are not traded on exchanges and are generally not regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which these contracts are entered into may require margin deposits with respect to such trading, although margin requirements may be minimal or non-existent. A Portfolio Fund’s counterparties are not required to continue to make markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might limit such forward trading to less than that which would otherwise be optimal, to the possible detriment of the Portfolio Fund.

Futures Contracts. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent a Portfolio Fund from promptly liquidating unfavorable positions and subject such Portfolio Fund to substantial losses. In addition, Portfolio Funds may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular futures contracts. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and a Portfolio Fund may be required to maintain a position until exercise or expiration, which could result in losses. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

Stock Index Futures Contracts. The price of a stock index futures contract may not correlate perfectly with the movement in the underlying stock index because of certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the index and futures markets. Additionally, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.

Swap Agreements. The Portfolio Managers may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio Fund’s exposure to equity securities, long-term or short-term interest rates, non-U.S. currency values, corporate borrowing rates or other factors. Swap agreements can take many different forms and are known by a variety of names.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the individual equity values, specific interest rate, currency or other factors that determine the amounts of payments due to and from the counterparties. If a swap agreement calls for payments by a Portfolio Fund, the Portfolio Fund must be prepared to make such payments when due.

The Adviser previously relied on the Commodity Futures Trading Commission (the “CFTC”) Rule 4.5 exclusion from the definition of “commodity pool operator”. In light of recent amendments to Rule 4.5 which could result in the exclusion no longer being available if Portfolio Funds make use of derivatives that are subject to regulation by the CFTC (including futures contracts, options on futures and certain swaps), the Adviser is now instead relying on CFTC no-action relief for “funds of funds” as an exemption from registration. The Adviser will reconsider its registration status at a later date should the CFTC issue revised guidance for funds of funds. If the Adviser does not register with the CFTC, the Fund will need to implement procedures to monitor the use of futures (and related options) and certain swaps by Portfolio Funds in which it invests so that the Fund is not deemed to be a commodity pool, and it may have to refrain from investing in certain Portfolio Funds.

Hedging Transactions. The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, the equity markets and market interest rates and other events. Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions’ value. Such hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect the Portfolio Funds’ assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all.

The Portfolio Managers are not obligated to establish hedges for portfolio positions and may decline to do so. To the extent that hedging transactions are effected, their success is dependent on a Portfolio Manager’s ability to correctly predict movements in the direction of currency or interest rates, the equity markets or sectors thereof or other events being hedged against in relation to the corresponding movements in the Portfolio Fund’s positions. Therefore, while a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency exchange or interest rates, in the equity markets or sectors being hedged or the non-

occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

Counterparty Credit Risk. Many of the markets in which the Portfolio Funds effect their transactions are “over-the-counter” or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a Portfolio Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, such Portfolio Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund or to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, to the extent it has access to the information to do so, the Adviser, with the intent to diversify, does intend to monitor counterparty credit exposure of the Portfolio Funds. The ability of the Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Leverage; Interest Rates; Margin. The Fund and Portfolio Funds may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as “leverage.” The Fund and Portfolio Funds may also “leverage” by using options, swaps, forwards and other derivative instruments. While leverage presents opportunities for increasing the Fund’s total return, it has the effect of potentially increasing losses as well. Accordingly, any event that adversely affects the value of an investment, either directly or indirectly, by the Fund or by a Portfolio Fund could be magnified to the extent that leverage is employed by the Fund or by a Portfolio Fund. The cumulative effect of the use of leverage by the Fund or by a Portfolio Fund, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss to the Fund that would be greater than if leverage were not employed by the Fund or such Portfolio Fund. In addition, to the extent that the Fund, Portfolio Managers or the Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund.

In general, the anticipated use of short-term margin borrowings by the Portfolio Funds results in certain additional risks to the Fund. For example, should the securities that are pledged to brokers to secure the Portfolio Funds’ margin accounts decline in value, or should brokers from which the Portfolio Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds could be subject to a “margin call", pursuant to which the Portfolio Funds must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund, the Portfolio Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that the value of the Fund’s total indebtedness, when incurred, may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of Shares may be great.

Non-Diversified Status. The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. The Fund will not invest in the securities of any one Portfolio Fund if, at the time of purchase, more than 10% of the Fund’s net assets would be invested in that Portfolio Fund. The Fund may, however, hold more than 10% of its assets in a wholly-owned subsidiary formed to hold certain of the Fund’s investments. The Adviser believes that this approach helps to reduce overall investment risk.

Short Selling. The Portfolio Managers and Portfolio Funds may engage in short selling. Short selling involves selling securities which are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

General Risks

Retention and Motivation of Key Employees. The performance of the Fund is largely dependent on the talents and efforts of highly skilled individuals employed by the Adviser. The success of the Fund depends on the Adviser’s ability to identify and willingness to provide acceptable compensation to attract, retain and motivate investment professionals and other employees. There can be no assurance that the Adviser’s investment professionals will continue to be associated with the Adviser throughout the life of the Fund, and the failure to retain such investment professionals could have a material adverse effect on the Fund and its Shareholders, including, for example, by limiting the Adviser’s ability to pursue particular investment strategies and Portfolio Funds discussed herein. Competition in the financial services industry for qualified employees is intense and there is no guarantee that the talents of the Adviser’s investment professionals could be replaced. The risks outlined above with respect to key employees apply with respect to the Portfolio Managers as well.

Incentive Allocation. Each Portfolio Manager generally will be entitled to receive performance-based allocations or fees, expected to range from 15% to 30% of the net profits of the Portfolio Fund, but they could be higher. The performance-based allocation or fee that will be received by a Portfolio Manager may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation or fee. In addition, because the performance-based allocation or fee is calculated on a basis that includes realized and unrealized appreciation, the fee may be greater than if it were based solely on realized gains.

Terrorist Action. There is a risk of terrorist attacks on the United States and elsewhere causing significant loss of life and property damage and disruptions in global markets. Economic and diplomatic sanctions may be in place or imposed on certain states and military action may be commenced. The impact of such events is unclear, but could have a material effect on general economic conditions and market liquidity.

Identity of Beneficial Ownership and Withholding on Certain Payments with respect to Non-U.S. Investors. In order to avoid a U.S. withholding tax of 30% on a non-U.S. investor’s share of certain payments (including payments of gross proceeds) made with respect to certain actual and deemed U.S. investments, (i) such non-U.S. investor will generally be required to provide identifying information with respect to certain of its direct and indirect U.S. owners or (ii) if such non-U.S. investor is a “foreign financial institution” within the meaning of Section 147(d)(4) of the Code, such non-U.S. investor will generally be required to register with the Service by June 30, 2014 and agree to identify certain of its own direct and indirect U.S. account holders (including debtholders and equityholders). Any such information provided to the Fund will be shared with the Service. Investors should consult their own tax advisors regarding the possible implications of these rules on their investment in Shares.

Witholding Taxes on Non-U.S. Portfolio Funds. In order to facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Fund might, in certain situations, invest in “passive foreign investment companies” (“PFICs”) (which are offshore investment funds that are treated as corporations for U.S. tax purposes). Such investments may involve costs or other inefficiencies to the Fund, including U.S. withholding taxes, that the Fund does not incur when it invests in U.S. domestic investment funds. Further, in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to certain actual and deemed U.S. investments, a non-U.S. Portfolio Fund will generally be required to register with the Service by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders (including debtholders and equityholders).

Non-U.S. Taxation. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gain, gross sales or disposition proceeds or other income, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Changing Market and Economic Conditions. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.

The foregoing list of risk factors does not purport to be a complete enumeration of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus.

PERFORMANCE HISTORY

The Fund is a recently formed entity and it has a limited operating history. However, an investment vehicle is managed by the Adviser using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund’s. Appendix B contains investment performance information for the other investment vehicle as well as for the Fund. The information is provided to illustrate the experience and historic investment results obtained by the Adviser. IT SHOULD NOT BE VIEWED AS INDICATIVE OF THE FUTURE INVESTMENT PERFORMANCE OF THE FUND.

Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund’s investment program. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and it has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for Shares.

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies, service providers to the Fund, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Fund’s investment portfolio, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Adviser, the Fund’s and the Adviser’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Fund’s investments. The Board’s Audit Committee (which consists of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”)) meets during its scheduled meetings with, and between meetings has access to, the Fund’s independent registered public accounting firm and the Fund’s

Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance and investment matters. The Board also receives reports from counsel regarding regulatory compliance and governance matters. In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund’s investment portfolio. However, it is not possible to eliminate all of the risks applicable to the Fund’s investment portfolio. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Currently, five out of six of the Fund’s Trustees are Independent Trustees. The Board does not have a Chairman, but the Independent Trustees have designated a lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas and facilitates communication among the Independent Trustees, their counsel and management. The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above, is appropriate in light of the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Set forth in the chart below are the names and certain biographical and other information for each Trustee. Following the chart is additional information about the Trustees’ experience, qualifications, attributes or skills.

Name (Age) Address(1)	Position with the Fund(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Trustees:

Kenneth S. Davidson (68)	Trustee	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Capital, Ltd., an investment manager and adviser, Senior Adviser (July 2012 – present)
Aquiline Holdings LLC; an investment manager, Partner (2006 – June 2012)
Nancy Eckl (51)	Trustee	College Retirement Equities Fund (8 accounts); Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee, (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)
Leon Pollack (72)	Trustee	Private Investor
Richard Reiss (69)	Trustee	Georgica Advisors LLC, an investment manager; Chairman (1997 – present)
O’Charley’s Inc., a restaurant chain, Director (1984 – 2012)
Robert M. Solmson (65)	Trustee	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Trustee(3):

John R. Reinsberg (57)	Trustee

Deputy Chairman, LAM; Member of University of Pennsylvania School of Arts and Sciences Board of Overseers and Huntsman Program Advisory Board; Member of Board of Directors of the Alliance for Cancer Gene Therapy; Director of the U.S. Institute (Institutional Investor).

Officers who are not Trustees:
Jagatnarine Churaman (41)	Chief Financial Officer	Director (since March 2009); previously Senior Vice President (2006 – 2008) and Vice President (2004 – 2005), of LAM.
Brian D. Simon (51)	Assistant Secretary and Chief Compliance Officer

Managing Director (since January 2011) (previously, Director 2006 – 2011) and Chief Compliance Officer (since January 2009) of LAM and Lazard Alternatives; and previously Senior Vice President (2002 to 2005) of LAM.

Nathan A. Paul (40)	Secretary	Managing Director and General Counsel of LAM.
Tamar Goldstein (38)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel 2006 – 2012) of LAM.
Brian Guaiana (34)	Assistant Treasurer	Vice President (since April 2010) and previously, Operations Manager (November 2004 – March 2010) of LAM.

(1)	The address of each Trustee and officer is c/o Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Mr. Davidson, Ms. Eckl, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors for Lazard Alternative Strategies Fund, L.L.C. (“LAS”), The Lazard Funds, Inc., Lazard Retirement Series Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, with the Fund, currently comprised of 29 active investment portfolios) (the “Lazard Funds”). Messrs. Simon and Paul and Ms. Goldstein also serve in the same respective capacities for the Lazard Funds and Messrs. Churaman and Guaiana serve in the same respective capacities for LAS. All Trustees and officers serve for terms of indefinite duration.

(3)	Mr. Reinsberg is considered an Interested Trustee by virtue of his affiliation with the Adviser.

Additional information about each Independent Trustee follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other factors considered by the Committee in identifying potential Trustee nominees. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser; Fund and independent legal counsel to the Independent Trustees has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Kenneth S. Davidson is a Senior Adviser at Balestra Capital, Ltd. Previously, he was associated with Aquiline Holdings LLC (from 2006 to June 2012), a New York-based global investment firm. From 1977 through 1995, Mr. Davidson was the founder and managing partner of Davidson Weil Associates, and was previously a vice president and senior portfolio manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

Nancy A. Eckl has over 20 years of experience working in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance and operations. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

Leon M. Pollack spent 33 years in the financial community, the last 13 as a managing director of the investment firm of Donaldson, Lufkin & Jenrette. Mr. Pollack also is a board member of non-profit organizations. Mr. Pollack received his bachelor’s degree in history from Adelphi University’s College of Arts and Sciences and earned an MA in education from New York University.

Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Lehman Brothers. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

Robert M. Solmson is the President of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Trustee may resign, and may be removed either by a vote of two- thirds (2/3) of the Trustees serving on the Board not subject to the removal vote or by a vote of Shareholders holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders. In the event of any vacancy in the position of a Trustee, the remaining Trustees serving on the Board may appoint an individual to serve as a Trustee on the Board, so long as immediately after the appointment at least two-thirds (2/3) of the Trustees then serving on the Board would have been elected by the Shareholders. The Board may call a meeting of Shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the Shareholders cease to constitute a majority of the Board then serving.

The Fund has standing audit and nominating committees, each comprised of Independent Trustees.

The function of the audit committee is to (1) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements, (2) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund’s independent registered public accounting firm and (3) prepare an audit committee report as required by the SEC to be included in the Fund’s annual proxy statement.

While the nominating committee is solely responsible for the selection and nomination of the Fund’s Trustees, the nominating committee may consider nominations for the office of Trustee made by the Fund’s current Trustees, officers, Shareholders and other source the nominating committee deems appropriate. Shareholders who wish to recommend a nominee should send nominations to Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-6300. Nominations may be submitted only by a Shareholder or group of Shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 of the Fund’s Shares for at least one year prior to the date such Shareholder or group submits a candidate for nomination. Not more than one nominee for Trustee may be submitted by such a Shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by Shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Fund. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

During the period ended March 31, 2013, the Audit Committee held five meetings and the Nominating Committee held no meetings.

The table below indicates the dollar range of each Trustee’s ownership of Fund Shares and aggregate holdings of all registered investment companies in the same family of investment companies, in each case as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Kenneth S. Davidson	None	None
Nancy Eckl	None	$10,001-$50,000
Leon Pollack	None	None
Richard Reiss	None	None
Robert M. Solmson	None	None
John R. Reinsberg**	None	Over $100,000

*	The family of registered investment companies includes the Lazard Funds.

**	Interested Trustee.

As of the date of this Prospectus, none of the Trustees or his or her immediate family members owned securities of the Adviser or LAM Securities or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or LAM Securities.

Compensation

The following table sets forth certain information regarding the compensation received by the Independent Trustees, for the fiscal year ended March 31, 2013, from the Fund and from all registered investment companies for which the Adviser or its affiliates serves as investment adviser. No compensation is paid by the Fund or by the Fund Complex to the Trustees. All Trustees are

reimbursed by the Fund for their reasonable out-of-pocket expenses. The Independent Trustees do not receive any pension or retirement benefits from the Fund or the Fund Complex.

COMPENSATION TABLE FOR THE PERIOD ENDED MARCH 31, 2013

Name of Person	Aggregate Compensation from Fund	Total Compensation from the Fund and Fund Complex*
Kenneth S. Davidson	$10,000	$137,000
Nancy Eckl	$10,000	$137,000
Leon Pollack	$9,000	$135,000
Richard Reiss	$10,000	$137,000
Robert M. Solmson	$10,000	$135,000

*	The “Fund Complex” includes the Lazard Funds. Each of the Independent Trustees receives a $6,000 annual retainer and a $1,000 fee for each in-person meeting attended.

LAZARD ALTERNATIVES AND LAZARD ASSET MANAGEMENT LLC

The Adviser serves as the Fund’s investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser dated as of August 3, 2011 (the “Advisory Agreement”). The Adviser allocates the Fund’s assets and evaluates regularly each Portfolio Manager to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance is satisfactory. The Adviser may reallocate the Fund’s assets among the Portfolio Managers, terminate existing Portfolio Managers and select additional Portfolio Managers, subject in each case to the ultimate supervision of, and subject to any policies established by, the Board.

The Adviser was formed as a Delaware limited liability company in March 2001 and is a subsidiary of LAM, which is a subsidiary of Lazard Freres & Co. LLC (“LF&Co”). LF&Co, a global financial advisory firm, itself or through affiliates, provides financial services to both institutional and private clients. LAM is the managing member of the Adviser and is registered as an investment adviser under the Advisers Act.

The offices of the Adviser are located at 30 Rockefeller Plaza, New York, New York 10112-6300, and its telephone number is (212) 632-6000.

The Adviser serves as the investment adviser of another registered investment company, as well as various other investment funds which have investment programs substantially similar to that of the Fund.

The persons at the Adviser who are principally responsible for the day-to-day management of the investments of the Fund are Christopher (“Kit”) Boyatt, Christian Frei and Chris Heasman.

Christopher (“Kit”) Boyatt. Director, Portfolio Manager/Analyst. Kit Boyatt is a Portfolio Manager/Analyst on the Adviser’s Fund of Funds portfolio management team and a member of the Fund of Hedge Funds Investment Committee. Prior to joining LAM in 2001, Mr. Boyatt was Head of Research for JP Morgan Investment Management’s Hedge Fund Group and led the portfolio management effort for the Group’s Multi-Manager Strategies Funds. Before joining JP Morgan Investment Management, Kit held roles as a Proprietary Trader, a Market Maker and an Institutional Salesperson for JP Morgan Securities’ Emerging Markets Debt Group. Prior to that he traded commodities for Philipp Brothers, Inc. Mr. Boyatt has an MBA from the University of Pennsylvania’s Wharton School, and a BA from Princeton University.

Christian Frei, CFA. Director, Portfolio Manager/Analyst. Christian Frei is a Portfolio Manager/Analyst on the Adviser’s Fund of Funds portfolio management team and a member of the Fund of Hedge Funds Investment Committee. Prior to joining LAM in 2001, Mr. Frei was Chief Investment Officer of JP Morgan Investment Management’s Hedge Fund Group, an emerging markets equity portfolio manager with JP Morgan Investment Management in New York and investment head of affiliates in Singapore, India and Korea. Mr. Frei holds a BSc (Eng) in Biochemical Engineering from University College, London.

Chris Heasman. Director, Portfolio Manager/Analyst. Chris Heasman is a Portfolio Manager/Analyst on the Fund of Funds portfolio management team and a member of the Fund of Hedge Funds Investment Committee. He began working in the investment field in 1979 as a trader and market maker. His experience includes portfolio management, liquidity management, market risk management, hedge fund manager assessment and selection and running diverse proprietary trading businesses internationally. Prior to joining LAM in 2001, Mr. Heasman led the development and portfolio management of JP Morgan Investment Management’s Hedge Fund Group’s Structured Hedge Fund products. Previously he worked with CIBC, Banque Indosuez, CitiNational (Citibank) and Capel Court Corporation. He was an advisor to the Board of Directors of the Sydney Futures Exchange for 10 years and was responsible for the design of many of the financial futures and options contracts traded on that exchange.

Pursuant to the Advisory Agreement, the Adviser is responsible for managing the investment activities of the Fund. It continuously manages the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in this Prospectus and makes all decisions regarding the Fund’s purchases and withdrawals of interests in Portfolio Funds. The Advisory Agreement was approved by the Board, including each of the Independent Trustees, at a meeting held in person on August 3, 2011 and was also approved on September 9, 2011 by the sole initial Shareholder of the Fund. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice; by the Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser. The agreement is effective for two years and may be continued in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder. A description of the Board’s considerations in connection with the renewal of the Advisory Agreement will be included in the Fund's semi-annual report to Shareholders for the fiscal period ended September 30, 2013.

The Adviser is authorized, subject to the approval of the Board and Shareholders, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services, provided that the Fund is not required to pay any compensation for such services other than compensation payable under the Advisory Agreement. The Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement, in addition to other services such as assisting in maintaining and updating investor information, assisting in preparation of offering documents, preparing and filing various materials with state and Federal regulators, assisting the Fund in routine regulatory examinations, working closely with the counsel retained by Independent Trustees in response to any litigation, investigations or regulatory matters and reviewing and arranging for payment of the Fund’s expenses. Under the Advisory Agreement, the Fund pays the Adviser after the end of each calendar quarter a fee computed monthly at the rate of 0.125% (1.50% on an annualized basis) of the Fund’s month-end net assets (the “Advisory Fee”). Net assets for this purpose means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund determined as of the end of each month and calculated before giving effect to any repurchases of Shares which are to be valued for purposes of repurchase as of the end of such month. The Advisory Fee will be due and payable in arrears within 30 business days after the end of each calendar quarter. The Advisory Fee will be an expense paid to the Adviser out of the Fund’s assets. The Fund paid advisory fees to the Adviser of $603,925 and $161,477 for the fiscal years ended March 31, 2013 and March 31, 2012, respectively.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Advisory Agreement, the Adviser, its members, their respective directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, its members, directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the provision of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of his obligations to the Fund, and in the case of criminal proceedings, unless such person had reasonable cause to believe its actions unlawful.

Other Funds and Accounts Managed

The following tables set forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2013.

Name of Fund’s Portfolio Manager	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager*		Other Accounts Managed by the Portfolio Manager
	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Christopher (“Kit”) Boyatt	1	$79.6 million	1	$0.8 million	0	$0
Christian Frei	1	$79.6 million	1	$0.8 million	0	$0
Chris Heasman	1	$79.6 million	1	$0.8 million	0	$0

* As of March 31, 2013, the portfolio managers manage 5 other pooled investment vehicles with assets under management of $619.7 million.

Compensation Program

The Adviser compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in a combination of cash, stock and restricted interests in certain funds managed by the Adviser or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of accounts managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the accounts as well as qualitative aspects that reinforce the Adviser’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

The variable bonus for the Fund’s portfolio managers is based on a percentage of the advisory fees (including performance fees) paid to the Adviser by the accounts they manage, net of certain marketing-related costs.

Fund Ownership

The following table sets forth the dollar range of Shares beneficially owned by the portfolio managers as of March 31, 2013.

Portfolio Manager	Dollar Range
Christopher (“Kit”) Boyatt	$100,001 - $500,000
Christian Frei	$100,001 - $500,000
Chris Heasman	None

FEES AND EXPENSES

The Bank of New York Mellon, through its Alternative Investment Services division (“BNYM-AIS”) (the “Administrator”) provides administration, accounting and investor services to the Fund, which are in addition to the services provided by the Adviser to the Fund, as described above. In consideration for these services, the Fund pays the Administrator a fee (the “Administration Fee”) based upon a percentage of the Fund’s net assets plus reimbursement of certain out-of-pocket expenses.

The Fund pays Lazard Asset Management Securities LLC (“LAM Securities”) an ongoing distribution fee (the “Distribution Fee”) after the end of each calendar quarter computed monthly at an annual rate of 0.05% of the month-end net assets of the Fund, as compensation for the sale and marketing of Shares. In addition to distributing the Fund, LAM Securities provides or arranges for the provision of certain investor and account maintenance services pursuant to the Distribution Agreement with the Fund. As compensation for these services, the Fund pays LAM Securities an ongoing service fee payable quarterly and computed monthly at an annual rate of 0.25% of the Fund’s month-end net assets (the “Service Fee”). It is expected that LAM Securities will retain broker-dealers (collectively with LAM Securities, the “Selling Agents”) to assist in the distribution of Shares and that all or a significant portion of the Distribution Fee and the Service Fee will be paid to such third parties. The Fund does not bear any other costs associated with any such arrangements.

The Fund bears its own expenses, including, but not limited to, organizational expenses, all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debt balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); distribution and other offering fees and costs; entity-level taxes; service fees; all costs and expenses associated with the establishment of any Portfolio Accounts; any non- investment related interest expense; fees and disbursements of any attorneys, accountants, consultants, experts and other third-party service providers engaged by the Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with retaining third parties to aggregate and review the Fund’s investments and nature of income, and the investments and nature of income of Portfolio Funds, for purposes of monitoring compliance with the qualification requirements of Subchapter M of the Code; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses incurred by the Fund; and such other expenses as may be approved from time to time by the Board. In addition, the Fund bears the Advisory Fee paid to the Adviser. (See “Lazard Alternatives and Lazard Asset Management LLC” on page 34.) The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.30% per annum of the Fund’s average monthly net assets for the Fund’s first three years of operations (the “Expense Limitation”). Additionally, subject to the consummation of the proposed reorganization of Lazard Alternative Strategies Fund, L.L.C. into the Fund, the Adviser has undertaken to extend the Expense Limitation for a period of two years following the closing of the Reorganization and to lower the Expense Limitation from 2.30% of average net assets to 2.26% of average net assets. Subject to satisfaction of various conditions, the Reorganization is expected to occur on or about December 31, 2013.

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Portfolio Managers generally charge asset-based fees to and receive performance-based allocations or fees from the Portfolio Funds, which effectively reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund. These expenses, fees and allocations are in addition to those incurred by the Fund itself.

VOTING

Each Shareholder has the right to cast a number of votes based on the value of the Shareholder’s respective Shares at meetings of Shareholders called by the Board or by Shareholders holding 10% or more of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a trust would normally be entitled to vote, including election of Trustees, approval of any investment advisory agreement entered into by the Fund and certain other matters. Except for the exercise of their voting privileges, Shareholders are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

PROXY VOTING

The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, “proxies”), on behalf of the Fund, relating to the Fund’s investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund’s management with the interests of the Portfolio Fund’s beneficial owners, including establishing appropriate incentives for the Portfolio Fund’s management; (iv) the impact on redemption or withdrawal rights; (v) the continued or increased availability of portfolio information; and (vi) industry and business practices. In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisors and various other issues. It is important to note that the Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the Fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. In addition, as described above, the Adviser may waive the Fund’s voting rights attributable to the Fund’s interests in Portfolio Funds. Information regarding how the Adviser voted any proxies on behalf of the Fund during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained: (i) without charge, upon request, by calling collect (212) 632-6409; and (ii) on the SEC’s website at www.sec.gov.

NET ASSET VALUATION

Net Asset Valuation

The Fund sells Shares at their offering price, which is equal to the “net asset value” per Share. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year, (iii) the day preceding the date as of which any Shares are purchased, or (iv) any day as of which the Fund repurchases any Shares. The Fund’s net asset value is the value of the Fund’s assets less its liabilities, and its net asset value per Share equals that net asset value divided by the number of then issued and outstanding Shares.

In accordance with these policies, investments in Portfolio Funds are valued at their “fair values.” Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds’ valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers. In the unlikely event that a Portfolio Fund does not report a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its assets. The Board has determined that any values of interests in Portfolio Funds reported as “estimated” or “final” values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. In a situation where a Portfolio Manager allocates a Portfolio Fund’s assets to special investment accounts or side pockets, the current fair value of the Fund’s interest in that Portfolio Fund may not be accurately reflected in the Fund’s net asset value. This is because the Portfolio Manager’s most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (i.e., as much as eleven months or longer) before the current monthly computation of the Fund’s net asset value. As a result, for any given month, the stated net asset value of the Fund, may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month. Although the procedures approved by the Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

The Adviser will consider all relevant information available at the time the Fund values its assets but initially relies on the estimated net asset value determinations provided by the Portfolio Funds. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund’s interests in a Portfolio Fund and that it would be appropriate for the Fund to assign a fair value to such Portfolio Fund. Such circumstances include, among others, a lack of specific transaction activity for a Portfolio Fund, failure of a Portfolio Fund to provide timely monthly valuation information, or certain other circumstances. Any such decision must be made in good faith, in accordance with the Fund’s valuation procedures and subject to the review and supervision of the Board.

Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.

The Portfolio Funds typically provide estimated net asset value determinations to the Fund on a monthly basis. The Adviser attempts to confirm the accuracy of each Portfolio Fund’s monthly valuation using various means, including: discussing with Portfolio Managers their Portfolio Funds’ values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Fund could result in an adjustment to the fair value given by the Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Fund’s investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

To the extent the Fund receives securities through a distribution in kind, and to the extent the Fund invests in money market instruments, the Fund will value portfolio securities (other than interests in Portfolio Funds) as follows:

Securities listed on the Nasdaq National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund. If no sale is shown on NASDAQ, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the fair valuation procedures set forth herein. U.S. exchange traded securities, other than NASDAQ securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets, which, in turn, would affect amounts paid on repurchases of Shares and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

POTENTIAL CONFLICTS OF INTEREST

The Fund is subject to a number of actual and potential conflicts of interest involving the Adviser and LAM, and subsidiaries of LAM (collectively referred to as “Lazard”). Lazard provides discretionary investment management services to other investors, including other collective investment funds and managed accounts, whose investment objectives may be similar to, or different from, the investment objective of the Fund (with more favorable liquidity terms and compensation than the Fund). The directors, partners, members, officers and employees of the Fund and Lazard may buy and sell securities for their own account or for the account of others. However, Lazard has substantial incentives to see the Fund operate successfully and merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund. Certain portfolio strategies, particularly other multi-manager portfolio strategies, managed by Lazard with respect to other investment funds or accounts could conflict with the strategies employed by the Adviser in managing the Fund and affect access to Portfolio Managers and/or Portfolio Funds, particularly where a Portfolio Manager has limited the amount of assets or number of accounts it will manage.

Lazard and its directors, members, officers and employees devote so much of their time to the activities of the Fund as they deem necessary and appropriate. Lazard is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of Lazard. In fact, Lazard currently provides investment advisory services to corporations, employee benefit plans and other institutions with respect to significantly more assets than the Fund is expected to have in the reasonably foreseeable future. These relationships could be viewed as creating a conflict of interest in that the time and effort of Lazard and its directors, members, officers and employees are not devoted exclusively to the business of the Fund but are allocated between the businesses of the Fund and the management of the accounts of other advisees of Lazard.

Lazard may refrain from providing advice or services concerning securities of issuers of which any officers, directors, members or employees of Lazard or its affiliates are officers or directors, or of companies for which Lazard or any of its affiliates acts as financial adviser, investment manager or in any capacity that Lazard deems confidential, unless Lazard determines, in its discretion, that it may appropriately do so. Material non-public information which becomes available to affiliates of Lazard through these relationships cannot be passed on to Lazard or the Fund.

Lazard may give advice or take action with respect to any of their other clients which may differ from the advice given or the timing or nature of any action taken with respect to investments of the Fund. It is the policy of Lazard and its affiliates, to the extent possible, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other funds and accounts under its management. The Adviser has no obligation to invest on behalf of the Fund with any Portfolio Manager that the Adviser invests with on behalf of the account of other clients if, in its opinion, such investment appears to be unsuitable, impractical or undesirable for the Fund. Lazard and its affiliates may use certain Portfolio Managers described herein for certain of its other funds and accounts and the Adviser has discretion in determining the Fund’s level of participation with the Portfolio Managers.

Portfolio Managers

Conflicts of interest may arise from the fact that the Portfolio Managers and their affiliates generally carry on substantial investment activities for other clients, including other investment funds, in which the Fund has no interest. The Portfolio Managers may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. The Portfolio Managers may give advice and recommend securities to, or buy or sell securities for, a Portfolio Fund in which the Fund’s assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Each Portfolio Manager evaluates a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the relevant Portfolio Fund and accounts under management at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund, the Portfolio Fund and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Fund or the Portfolio Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Fund differ from those of the other managed accounts and the Fund. Accordingly, prospective Shareholders should note that the future performance of a Portfolio Fund and the Portfolio Manager’s other accounts will vary.

When a Portfolio Manager determines that it would be appropriate for a Portfolio Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Portfolio Fund participate, or participate to the same extent as the other accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and steps will be taken to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by a Portfolio Manager for its other accounts. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for a Portfolio Fund and the other accounts, thereby limiting the size of the Portfolio Fund’s position; (ii) the difficulty of liquidating an investment for a Portfolio Fund and the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. (See “Potential Conflicts of Interest—Other Matters” on page 42.)

Each Portfolio Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Fund.

Because the Adviser manages private funds that utilize a fund of hedge funds strategy, the Adviser does not generally buy and sell securities from broker-dealers, but it may do so in the future. Additionally, if the Fund were to receive a distribution in kind from a Portfolio Fund, the Adviser, on behalf of the Fund, would need to utilize the brokerage services of Lazard Capital Markets LLC (“LCM”) or another broker-dealer to sell the securities received in the distribution.

LCM is a privately-held company that is neither owned nor controlled by LAM’s parent company, LF&Co, nor publicly-traded Lazard Ltd (the ultimate parent company of LAM). Although LAM and the Adviser do not believe that LCM is an “affiliate” for the purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Advisers Act or the 1940 Act, LAM and the Adviser will subject any transaction with LCM to the requirements imposed on affiliates pursuant to ERISA, the Advisers Act and the 1940 Act.

Portfolio Managers may purchase investments in companies that are issued, advised by or the subject of an underwriting or other distribution by an affiliate of Lazard or LCM. Additionally, Portfolio Managers may invest directly, or indirectly, in the securities of Lazard Ltd or its affiliates. The purchase, holding and sale of such investments by a Portfolio Manager may enhance the profitability of Lazard Ltd’s or its affiliates’ own investments in such companies.

Other Matters

Except in accordance with applicable law, no Portfolio Manager is permitted to buy securities or other property from, or sell securities or other property to, its respective Portfolio Fund. However, a Portfolio Fund may effect certain principal transactions in securities with one or more of a Portfolio

Manager’s managed accounts, except for accounts in which the Portfolio Manager of such fund or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Portfolio Manager’s appointment as an adviser to the account. Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Manager’s managed account to sell, or the Portfolio Fund to sell and a Portfolio Manager’s managed account to purchase, the same security or instrument on the same day. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

The Adviser and its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of LAM (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and LAM Securities have adopted a Joint Code of Ethics (the “Code of Ethics”) in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser and LAM will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may engage in transactions with accounts which are affiliated with the Fund only because they are advised by LAM or one of its affiliates or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and the Adviser or another client of LAM to sell, or the Fund to sell and another client of LAM to purchase, the same security or instrument on the same day.

Future investment activities of LAM, its affiliates and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

CODE OF ETHICS

The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

PURCHASES OF SHARES

Purchase Terms

Shares may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Shares more or less frequently as determined by the Board. In order to purchase Shares, an investor must submit a completed investor certification to the Administrator generally five calendar days before the investor’s proposed purchase. Cleared funds must be available in the investor’s account no later than five calendar days before the investor’s proposed purchase, or such other date as LAM Securities may determine in its sole discretion and communicate to the investor (the “Funding Deadline”). If an investor’s certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor’s account by the Selling Agent servicing the investor’s account and deposited in a non-interest bearing escrow account pending the deposit of such monies with the Fund. At the close of business on the Funding Deadline, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Selling Agent (as defined below) servicing the investor’s account will remit such monies representing the capital contribution from the investor’s account, as applicable, and deposit such monies with the Fund. The Fund will then issue the requisite number of Shares to the investor on the purchase date. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board reserves the right to reject any purchase for Shares and the Board may, in its sole discretion, suspend purchases of Shares at any time.

An investor purchases Shares in the Fund. Shares are offered at their net asset value per Share, and each Share subscribed for represents a capital contribution to the Fund in that amount. The minimum initial investment from each investor is $25,000, and the minimum additional investment is $10,000. However, various third parties who distribute shares or otherwise invest in shares on behalf of their clients may impose higher minimum investment amounts. An investor’s purchase of Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offering. (See “Redemptions, Repurchases of Shares and Transfers” on page 46.) The Board may, in its discretion, cause the Fund to repurchase a Shareholder’s entire interest in the Fund (i.e., all Shares held by the Shareholder) if the Shareholder’s investment balance, as a result of repurchase or transfer requests by the Shareholder, is less than $25,000 (or any lower amount equal to the Shareholder’s initial purchase amount).

Except as otherwise permitted by the Board, initial and any additional contributions to the capital of the Fund by any Shareholder will be payable in cash. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board, the Fund has no present intention of accepting contributions of securities. If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

Plan of Distribution

LAM Securities, a subsidiary of LAM, acts as the distributor for the Fund. The Fund pays LAM Securities the Distribution Fee after the end of each calendar quarter computed monthly at an annual rate of 0.05% of the month-end net assets of the Fund, as compensation for the sale and marketing of Shares. In addition to distributing the Fund, LAM Securities provides or arranges for the provision of certain investor and account maintenance services (“Shareholder Services”) pursuant to the Distribution Agreement with the Fund. These Shareholder Services include, but are not limited to, handling inquiries from Shareholders regarding the Fund (for example, questions concerning their investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of communications between Shareholders and the Fund; notifying the Fund of any changes to Shareholder information, such as changes of address; and providing such other information and Shareholder Services as may be reasonably requested by the Fund or LAM Securities. As compensation for Shareholder Services, after the end of each calendar quarter, the Fund pays LAM Securities an ongoing Service Fee computed monthly at an annual rate of 0.25% of the Fund’s month-end net assets. It is expected that LAM Securities will retain Selling Agents to assist in the distribution of Shares and that all or a significant portion of the Distribution Fee and Service Fee will be paid to such third parties. The Fund does not bear any other costs associated with any such arrangements. Such agents will receive either a one-time fee or an ongoing fee based upon the value of the Shares of the investors introduced to the Fund by the agent or based upon the initial purchase amount made by such investors into the Fund. The Adviser, LAM Securities and their affiliates may, out of their own resources (not payable by the Fund), pay a portion of their revenues to Selling Agents as additional compensation for marketing, selling or servicing the Fund. Investors solicited by such agents will be advised of, and asked to consent to, the compensation arrangement. Selling Agents executing investor certifications on behalf of investors will be asked to represent that they have advised their clients of, and have obtained their consent to, the compensation arrangement. Furthermore, investors subscribing for Shares through a financial institution may be charged a separate fee by such institution.

Sales Charge

Investors purchasing Shares may be charged a sales load of up to 3.0%, on a fully disclosed basis, of the amount transmitted in connection with their subscriptions for Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Amounts paid as a sales load, if any, are included for purposes of determining whether applicable minimum investment requirements have been satisfied.

INVESTOR SUITABILITY

Eligible Investors

Shares are being offered only to investors that represent that (A) (i) if a natural person (including participants in individual retirement accounts), they have (a) an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor’s primary residence and any indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Shares, and including as a liability any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Shares), or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and have a reasonable expectation of reaching the same income level in the current year; or (ii) if an entity, including a corporation, foundation, endowment, partnership, or limited liability company, they have total assets in excess of $5 million and they were not formed for the specific purpose of acquiring the securities offered (or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor’s primary residence and any indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Shares, and including as a liability any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Shares)) or (iii) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a “sophisticated person” is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the 1933, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, acting in a fiduciary capacity and subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (i); or (B) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered.

A form of certification that each investor will be asked to sign is contained in Appendix A of this Prospectus. If an investor’s executed and completed certification is not received on or before the date Shares are to be issued, the investor’s order will not be accepted. The Board reserves the right to reject any purchase for Shares and the Board may, in its sole discretion, suspend purchases of Shares at any time.

Investor Suitability

General Considerations. An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in the Fund is suitable for your risk profile. A Shareholder should invest in the Fund only money that it can afford to lose, and a Shareholder should not invest money to which it will need access on a short-term or frequent basis. In addition, a Shareholder should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Unlisted Closed-End Structure and Limited Liquidity. The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their Shares on a daily basis. In addition, the Fund does not plan to list its Shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s Shares. Although the Fund intends to make quarterly offers to repurchase its Shares, there can be no assurance that the Fund will repurchase Shares that are tendered by a Shareholder in connection with any repurchase offer. A prospective investor should consider its liquidity needs before investing.

REPURCHASE OFFERS

No Right of Redemption

No Shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Shares.

Repurchases of Shares

The Fund expects to make quarterly offers to repurchase outstanding Shares from Shareholders pursuant to written tenders by Shareholders at such times and on such terms and conditions as may be determined by the Board, in its sole discretion. In determining whether the Fund should repurchase Shares or portions thereof from Shareholders pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly as of March 31st, June 30th, September 30th and December 31st of each year upon not less than 65 days’ prior written notice.

In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider various factors, including the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders as of the last day of each calendar quarter. The Board will also consider the following factors, among others, in making this determination:

•	whether any Shareholders have requested the Fund to repurchase their Shares;

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Shares.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Shareholders. The value of a Shareholder’s Shares that are being repurchased is equal to the value of the Shareholder’s Shares (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date. When the Board determines that the Fund shall repurchase Shares, notice will be provided to Shareholders describing the terms thereof, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain the net asset value of their Shares by contacting the Adviser during the period. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately three to four weeks after the end of each month, Shareholders may not be able to obtain current information regarding the value of Shares when making their decision as to whether to tender Shares for repurchase.

The Board has adopted a policy that, in the event the Fund does not make an offer to repurchase Shares within the two-year period following the commencement of the Fund’s operations or any two-year period thereafter, the Board will vote to dissolve the Fund.

Repurchases of Shares from Shareholders by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Shareholders not tendering Shares for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Shareholders. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange, which will be distributed to all tendering Shareholders on a pari passu basis. Except as described above, the Fund does not impose any charges in connection with repurchases of Shares.

Repurchase Procedures

Due to liquidity restraints associated with the Fund’s ability to withdraw from Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for Shares being repurchased, the Adviser expects that, under the procedures applicable to the repurchase of Shares, Shares will be valued for purposes of determining their repurchase price as of a date approximately 65 days after the date by which Shareholders must submit a repurchase request (the “Valuation Date”) and that the Fund will generally pay the value of the Shares repurchased (or as discussed below, at least 90% of such value if all of a Shareholder’s Shares are repurchased) up to one month after the Valuation Date. The value of Shares can change significantly between the date by which a Shareholder must decide whether to tender its Shares for repurchase and the Valuation Date. The amount that a Shareholder may expect to receive on the repurchase of the Shareholder’s Shares will be the value of the Shareholder’s Shares (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund’s assets as of that date, after giving effect to all allocations to be made as of that date to the Shareholder’s Shares. The balance due to each Shareholder who tenders his Shares will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If all of a Shareholder’s Shares are repurchased, the Shareholder will receive an initial payment equal to at least 90% of the estimated value of the Shares and the balance due will be determined and paid promptly after completion of the Fund’s audit and will be subject to audit adjustment.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of the Shares as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase will be issued non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

If a repurchase offer is oversubscribed by Shareholders who tender Shares for repurchase, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. A Shareholder who tenders for repurchase only a portion of the Shareholder’s Shares will be required to maintain an investment balance of $25,000 (or any lower amount equal to the Shareholder’s initial purchase amount), or such other amount as is determined by the Board. If a Shareholder tenders a portion of its Shares and the repurchase of that portion would cause the Shareholder’s investment balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Shares to be purchased from the Shareholder so that the required minimum balance is maintained.

Repurchases of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Shares as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

The Fund may cancel an offer to repurchase Shares (an “Offer”), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase Shares tendered pursuant to the Offer; (b) there is, in the judgment of the Board any: (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (v) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if Shares tendered pursuant to the Offer were purchased; or (c) the Board determines that it is not in the best interest of the Fund to purchase Shares pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for Shareholders. (See “Investment Practices and Related Risk Factors—Leverage” on page 27.)

Mandatory Redemption by the Fund

The Fund may redeem the Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including if: ownership of the Shares by the Shareholder or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true.

Transfers of Shares

Except as otherwise described below, no person shall become a substituted Shareholder without the consent of the Board, or the Adviser, which consent may be withheld for any reason in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Shareholder; or (ii) with the consent of the Board (which may be withheld in its sole discretion). Under certain circumstances, the Board has delegated to the Adviser authority to consent to transfers of Shares. The Board has also delegated to the Adviser authority to admit Shareholders. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board, or the Adviser, that the proposed transferee meets any requirements imposed by the Fund with respect to investor suitability and must be accompanied by a properly completed investor certification. The

Board, or the Adviser, may not consent to a transfer of Shares by a Shareholder unless such transfer is to a single transferee or after the transfer of a portion of the Shares, the investment balance of each of the transferee and transferor is not less than $25,000. A Shareholder who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee that acquires Shares in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Shareholder or otherwise, shall be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares and to tender the Shares for repurchase by the Fund, but shall not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder. If a Shareholder transfers Shares with the approval of the Board, or the Adviser, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By purchasing Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder in connection with any such transfer.

DIVIDENDS AND CAPITAL GAINS

Dividends

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund’s investment portfolio, the expenses borne by the Shares, any distributions made to the Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code.

Capital Gains Distributions

The Fund may realize capital gains on the sale of its interests in Portfolio Funds. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Choice for Receiving Distributions

When you open your account, you may specify on your application how you would prefer to receive your dividends and distributions. Because the Fund’s tax treatment would require the Fund to make certain annual distributions to the Shareholders, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Under the program, when a Shareholder’s distribution is reinvested, additional Shares will be issued to that Shareholder in an amount equal in value to the distribution. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without a sales charge, in additional full and fractional Shares.

Dividends and distributions are generally taxable to Shareholders, as discussed below, whether they are reinvested in Shares or received in cash. Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Shares (provided that a minimum account balance of $25,000, as of the date that the Fund values Shares for repurchase, is maintained). If you wish to opt out of the program and to receive your dividends and distributions in cash, or to receive a copy of the automatic reinvestment program, please email lazardis@bnymellon.com or call (866) 211-4521.

DESCRIPTION OF SHARES

The Fund is an unincorporated statutory trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. The Board is authorized to increase or decrease the number of Shares issued. Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Trustees have the power to pay expenses of the Fund prior to paying dividends or distributions to Shareholders.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its Shares. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form.

ERISA CONSIDERATIONS

CIRCULAR 230 NOTICE — THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

General

Persons who are fiduciaries with respect to a U.S. employee benefit plan or trust within the meaning of, and subject to, the provisions of ERISA (an “ERISA Plan”), an individual retirement account or a Keogh plan subject solely to the provisions of the Code1 (an “Individual Retirement Fund”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors of the potential investment, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the projected return of the total portfolio relative to the ERISA Plan’s funding objectives, and the limitation on the rights of investors to redeem all or any portion of their Interests or to transfer their Interests. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should

[1] References hereinafter made to ERISA include parallel references to the Code.

determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Plan Assets Defined

ERISA and applicable DOL regulations describe when the underlying assets of an entity in which benefit plan investors (“Benefit Plan Investors”) invest are treated as “plan assets” for purposes of ERISA. Under ERISA, the term Benefit Plan Investors is defined to include an “employee benefit plan” that is subject to the provisions of Title I of ERISA, a “plan” that is subject to the prohibited transaction provisions of Section 4975 of the Code, and entities the assets of which are treated as “plan assets” by reason of investment therein by Benefit Plan Investors.

Under ERISA, as a general rule, when an ERISA Plan invests assets in another entity, the ERISA Plan’s assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity. However, when an ERISA Plan acquires an “equity interest” in an entity that is neither: (a) a “publicly offered security;” nor (b) a security issued by an investment fund registered under the 1940 Act, then the ERISA Plan’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established that: (i) the entity is an “operating company;” or (ii) the equity participation in the entity by Benefit Plan Investors is limited.

Under ERISA, the assets of an entity will not be treated as “plan assets” if Benefit Plan Investors hold less than 25% (or such higher percentage as may be specified in regulations promulgated by the DOL) of the value of each class of equity interests in the entity. Equity interests held by a person with discretionary authority or control with respect to the assets of the entity and equity interests held by a person who provides investment advice for a fee (direct or indirect) with respect to such assets or any affiliate of any such person (other than a Benefit Plan Investor) are not considered for purposes of determining whether the assets of an entity will be treated as “plan assets” for purposes of ERISA. The Benefit Plan Investor percentage of ownership test applies at the time of an acquisition by any person of the equity interests. In addition, an advisory opinion of the DOL takes the position that a redemption of an equity interest by an investor constitutes the acquisition of an equity interest by the remaining investors (through an increase in their percentage ownership of the remaining equity interests), thus triggering an application of the Benefit Plan Investor percentage of ownership test at the time of the redemption.

Plan Asset Consequences

The Board anticipates that the investments in the Fund by Benefit Plan Investors may equal or exceed 25% of the value of the Interests. However, because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund should not be treated as “plan assets” under ERISA for purposes of ERISA’s fiduciary responsibility and ERISA’s and the Code’s prohibited transaction rules. Thus, neither the Board nor the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

Representations by Plans

An ERISA Plan proposing to invest in the Fund will be required to represent that it is, and any fiduciaries responsible for the ERISA Plan’s investments are, aware of, and understand, both the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

AN INVESTMENT IN THE FUND BY AN ERISA PLAN IS SUBJECT TO ERISA. ACCORDINGLY, FIDUCIARIES OF ERISA PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA OF AN INVESTMENT IN THE FUND.

ERISA Plans and Individual Retirement Funds Having Prior Relationships with the members of the Board and/or any of their Affiliates

Certain prospective ERISA Plan and Individual Retirement Fund investors may currently maintain relationships with the members of the Board and/or their affiliates. Each of such persons may be deemed to be a party in interest to, and/or a fiduciary of, any ERISA Plan or Individual Retirement Fund to which any of them provide investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Similar provisions are imposed by the Code with respect to Individual Retirement Funds. ERISA Plan and Individual Retirement Fund investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Interests.

TAX MATTERS

The following is a summary of certain aspects of the income taxation of the Fund and its Shareholders which should be considered by a prospective Shareholder. The Fund has not sought a ruling from the Service or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the “Regulations”) and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE SHAREHOLDER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Shareholder is urged to consult its own counsel regarding the acquisition of Shares.

The Fund has elected to be classified as an association taxable as a corporation for Federal tax purposes and (i) has elected to be treated as, and (ii) intends to operate in a manner to qualify as, a “regulated investment company” under Subchapter M of the Code (“RIC”). Certain requirements under Subchapter M and additional information regarding the Fund’s tax treatment are described below in “Tax Treatment.”

Tax Treatment

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. In each year that the Fund so qualifies, it will pay no Federal income tax on the earnings or capital gains it distributes to its Shareholders. This avoids a “double tax” on that income and capital gains, since Shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Shares are held in a retirement account or the Shareholder is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income as a result of a leveraged investment by the Fund. If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Shares would give rise to unrelated business taxable income to such tax-exempt investor. You should be aware of the following tax implications of investing in the Fund:

•

Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. For taxable years beginning after December 31, 2012, dividends paid from net investment taxable income that are designated by the Fund as being derived from “qualified dividend income” are taxable to individuals at the rates currently applicable to long-term capital gains. Distributions of the Fund’s long-term capital gains are taxable as long-term capital gains. It does not matter how long you have held your Shares.

•

Every calendar year the Fund will send you and the IRS a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions, including dividends reinvested in Shares under the reinvestment program, the Fund paid to you in the previous calendar year. The tax information the Fund sends you will separately identify any long-term capital gains distribution (if any) the Fund paid to you.

•

Because value of Shares fluctuates, you may have a capital gain or loss when your Shares are repurchased or you exchange them. A capital gain or loss generally is the difference between the price you paid for the Shares and the price you received when they were accepted for repurchase or exchange. Generally, when Shares you have tendered are repurchased, you must recognize any capital gain or loss on those Shares. Capital gains will be long-term or short-term depending on how long you have held the Shares.

•	If you buy Shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the Shares will be returned to you as a taxable distribution.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to Shareholders. The Fund will identify returns of capital in Shareholder notices.

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund does not expect to be subject to U.S. Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to Shareholders. That qualification enables the Fund to “pass through” its distributed income and net capital gains to Shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does not qualify as a RIC during any period, it may be treated for U.S. Federal income tax purposes as an ordinary corporation and may receive no tax deduction for payments made to Shareholders during that period.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) or net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code).

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of “other issuers.” As to each of those “other issuers,” the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund’s total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (ii) in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Satisfaction of the various tests that must be met to maintain the Fund’s tax status as a regulated investment company under Subchapter M of the Code requires significant support from certain of the underlying Portfolio Funds. In addition, as a related matter, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the underlying Portfolio Funds. The risks of not receiving accurate information from the Portfolio Funds include failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.

Based on the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Excise Tax on Regulated Investment Companies

Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98.2% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Adviser might determine in a particular year that it would be in the best interests of Shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to Shareholders.

Failure to Qualify as a Regulated Investment Company

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will (assuming the remedies previously discussed are not exercised) be taxed in the same manner as an ordinary corporation and distributions to its Shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will (assuming the remedies previously discussed are not exercised) constitute dividends, which will generally be eligible for the dividends received deduction available to corporate Shareholders. Furthermore, in such event, individual Shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. Federal income taxation as described herein.

Distributions

In general, distributions will be taxable for Federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. Dividends paid out of the Fund’s investment company taxable income will be taxable to a Shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether such dividends are paid in cash or reinvested in additional Shares. As described below under “Passive Foreign Investment Companies,” the Fund expects that its distributions attributable to its investments in the Portfolio Funds will generally be taxable to Shareholders at ordinary income rates.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund would be taxable to Shareholders at reduced rates to the extent provided below. The Fund does not currently expect, however, that it will earn qualified dividend income or long-term capital gains and, therefore, does not anticipate that it will make such distributions to Shareholders. Likewise, the Fund does not anticipate that any of its dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction.

The maximum ordinary income tax rate for individuals is 39.6% and, in general, the maximum individual income tax rate for “qualified dividend income” and long-term capital gains is 20%2. In addition, for taxable years beginning after December 31, 2012, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on “net investment income” (“NII”) (or undistributed NII, in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount3.

[2]	The quoted tax rates are effective for taxable years beginning after December 31, 2012.
[3]	The amount is $250,000 for married individuals filling jointly, $125,000 for married individuals filing separately, $200,000 for all other individual and the dollar amount at which the highest income tax bracket for estates or trusts begins.

Shareholders will be notified annually as to the U.S. Federal income tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

Passive Foreign Investment Companies

The Fund intends to acquire interests in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes. Investments in PFICs may at any point in time constitute a substantial proportion of the Fund’s investments.

The Fund may to elect to “mark to market” all shares that it holds in PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to adjustments for reductions in the value of PFIC stock that occurs after October 31 of such taxable year and for deferral of losses from the prior taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or one of the following eight taxable years, but the Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Fund will generally not result in a reduction of taxable distribution to Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to the Fund’s shareholders) in excess of the distributions that it receives from PFICs. Accordingly, the Fund may need to borrow money or to dispose of its interests in the Portfolio Funds, which may occur at inopportune times, in order to make the required distributions.

If the Fund does not make the “mark-to-market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. The Fund may take the position that income and gain included pursuant to a QEF election constitutes qualifying income under the income test described above. However, the Service has indicated that it may issue guidance which could affect the manner in which QEF inclusions are treated by the Fund.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to the Fund’s Shareholders. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Investments Through Subsidiaries

To facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Fund also may make investments through corporate subsidiaries, including through U.S. corporate subsidiaries. The net income of a U.S. corporate subsidiary will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income taxes.

A non-U.S. corporate subsidiary (a “Non-U.S. Subsidiary”) may be treated as a controlled foreign corporation, and the Fund may be treated as a “U.S. Shareholder” of the Non-U.S. Subsidiary. If the Fund is treated as a U.S. Shareholder of a Non-U.S. Subsidiary, the Fund will be required to include in its gross income all of the Non-U.S. Subsidiary’s “subpart F income.” “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Non-U.S. Subsidiary, such loss generally is not available to offset the income of the Fund. The recognition by the Fund of the Non- U.S. Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Non-U.S. Subsidiary. Distributions by the Non-U.S. Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income,” and will reduce the Fund’s tax basis in the Non-U.S. Subsidiary.

As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Code. Commodity-linked investments generate income that is not “qualifying income” for purposes of meeting this 90% test. Although the IRS previously has issued a number of private letter rulings

(“PLRs”) that indicate that certain income from a fund’s investment in a controlled foreign corporation will constitute “qualifying income” for purposes of Subchapter M of the Code, the IRS has suspended issuance of further PLRs pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in the PLRs (which change in position may be applied retroactively to the Fund), the income from the Fund’s investment in the Non-U.S. Subsidiary might not be “qualifying income” and the Fund might not qualify as a regulated investment company for one or more years, which would adversely affect the value of the Fund and the favorable tax treatment of the Fund.

Sale or Exchange of Shares

Upon the sale or other disposition of Shares (including through the repurchase of Shares by the Fund) that a Shareholder holds as a capital asset, the Shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the Shareholder’s adjusted tax basis in the Shares sold. Such gain or loss will be long-term or short-term, depending upon the Shareholder’s holding period for the Shares. Generally, a Shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

Any loss realized on a sale or other disposition will be disallowed to the extent that the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received by the Shareholder (or amounts credited as undistributed capital gains) with respect to such Shares.

Under certain circumstances, however, proceeds of a repurchase offer received by a Shareholder will be treated as a dividend paid to that Shareholder, rather than as amounts received in exchange for tendered Shares.

Under Treasury regulations, if a Shareholder recognizes a loss with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must attach to its tax return and also separately file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, members of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to members of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Hedging and Derivatives Transactions

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to Shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Other Investments

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign “high yield” securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Shareholders.

Section 1256 Contracts

The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI on dividend income paid by the Fund and generally on any gain realized on the sale of Shares if it borrows to acquire Shares. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by the Fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

Foreign Taxes

Investment income that may be received by the Fund or by Portfolio Funds in which the Fund invests from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The amount of foreign taxes paid by the Portfolio Funds will generally not “pass through” to the Funds Shareholders for foreign tax credit purposes.

Foreign Shareholders

U.S. federal income taxation of a Shareholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a

“Foreign Shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

Except as provided below, if the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. A corporate Foreign Shareholder may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. (See “Backup Withholding” below.)

In order to avoid a U.S. withholding tax of 30% on a non-U.S. investor’s share of certain payments (including payments of gross proceeds) made with respect to certain actual and deemed U.S. investments, (i) such non-U.S. investor will generally be required to provide identifying information with respect to certain of its direct and indirect U.S. owners or (ii) if such non-U.S. investor is a “foreign financial institution” within the meaning of Section 1471(d)(4) of the Code, such non-U.S. investor will generally be required to register with the Service by June 30, 2014 and agree to identify certain of its own direct and indirect U.S. account holders (including debtholders and equityholders). Any such information provided to the Fund will be shared with the Service. Non-U.S. investors should consult their own tax advisors regarding the possible implications of these rules on their investment in Shares.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Backup Withholding

The Fund may be required to withhold U.S. Federal income tax from all distributions and redemption proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28%. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder’s U.S. Federal income tax liability, provided the required information is furnished to the IRS.

Cost Basis Reporting

As part of the Energy Improvement and Extension Act of 2008, funds are required to report to you and the Internal Revenue Service the “cost basis” of Shares acquired by a Shareholder on or after January 1, 2012 (“Covered Shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a Share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the Shares results in a gain or loss. If you redeem Covered Shares during any year, then the Fund will report the cost basis of such Covered Shares to the IRS and you on Form 1099-B.

The Fund will permit Shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis in your Covered Shares. If you do not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to your account. The cost basis method elected or applied may not be changed after the settlement date of a sale of Shares.

If you hold Fund Shares through a broker, please contact that broker with respect to the reporting of cost basis and available elections for your account.

Prospective investors are urged to consult their own tax advisors regarding specific questions about application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their Fund distributions.

The foregoing is a brief summary of certain material income tax matters that are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal income tax law which may have an effect on such investments. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also will be sent quarterly reports regarding the Fund’s operations after the end of each quarter. Any Shareholder may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

The Fund’s financial statements and the report of the independent registered public accounting firm thereon for the fiscal year ended March 31, 2013 are included in the Fund’s SAI, which is available upon request from the Fund. The Annual Report, when available, is filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder and will contain schedules of the Fund’s portfolio investments and certain other financial information.

GENERAL INFORMATION

Fiscal Year

For accounting purposes, the 12-month period ending March 31st of each year will be the fiscal year. For tax purposes, the 12-month period ending October 31 of each year will be the taxable year of the Fund.

Custodian; Administrator

The Bank of New York Mellon serves as the primary custodian of the assets of the Company (the “Custodian”) and may maintain custody of these assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements of Section 17(f) of the 1940 Act and related rules. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of the Custodian. The Custodian’s principal business address is One Wall Street, New York, New York 10286.

BNYM-AIS provides administration, accounting and investor services to the Fund, which are in addition to the services provided by the Adviser to the Fund, as described above. In consideration for these services, the Fund pays the Administrator a fee based on a percentage of the Fund’s net assets plus reimbursement of certain out-of-pocket expenses. BNYM-AIS’ principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

Independent Registered Public Accounting Firm

The Board has selected Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, PA 19103, as the independent registered public accounting firm of the Fund.

Legal Counsel

Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Fund. Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Independent Trustees.

Shareholder Inquiries

Inquiries concerning the Fund and Shares (including information concerning purchasing and withdrawal procedures) should be directed to your Selling Agent. All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

More information about the Fund is available in the SAI. The SAI is incorporated by reference into this Prospectus. The Fund files with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to Shareholders. The Fund’s annual and semi-annual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).

From time to time, additional Fund information, such as risk and exposure reports, or the Portfolio Manager’s market outlook or industry assessments, may be made available. To the extent permitted by law, such information, as well as the Prospectus, SAI and Shareholder reports, may be obtained free of charge by contacting your financial advisor.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Financial Statements	S-i

PRIVACY POLICY

Revised May 2011

FACTS	What does Lazard do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•  Social Security number and credit history
•  Assets and income
•  Account transactions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?

For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes—to offer our products and services to you	No	We do not share

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We do not share

For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are

Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage

What we do

How does Lazard protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.

How does Lazard collect my personal information?

We collect your personal information, for example, when you:
•  Open an account
•  Seek advice about your investments
•  Direct us to buy securities
•  Direct us to sell your securities
•  Enter into an investment advisory contract
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies

Why can’t I limit all sharing?

Federal law gives you the right to limit only:
•  Sharing for affiliates’ everyday business purposes—information about your creditworthiness
•  Affiliates from using your information to market to you
•  Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates may include financial companies whose names include “Lazard”.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Lazard does not share information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Lazard does not jointly market

Other important information

Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

APPENDIX A

FORM OF INVESTOR CERTIFICATION
LAZARD ALTERNATIVE STRATEGIES 1099 FUND (THE “FUND”)

Please mail completed form to:
Lazard Alternative Strategies 1099 Fund
c/o BNY Mellon Investment Servicing
PO Box 9782
Providence, RI 02940-5078
Tel #: 1-866-211-4521
Fax # 508-599-7876
E-mail: AILazard@bnymellon.com

Under penalties of perjury, I certify that:

1.

The number shown on page 3 of this form is my correct taxpayer identification number. I further certify that my name, home address (in the case of an individual) and business address (in the case of an entity), as they appear on page 3 of this form, are true and correct.

2.

I am not subject to backup withholding because I am exempt from backup withholding or I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends; or the IRS has notified me that I am no longer subject to backup withholding.

3.

I am a U.S. person (including a U.S. resident alien) and NOT (1) a non-resident alien or (2) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity.

I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

Certification instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

By signing this application, under penalties of perjury, I certify that:

•

I am: (A) (i) a natural person (including participants in individual retirement accounts), who has (a) an individual net worth*, or joint net worth with their spouse, in excess of $1 million, or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and has a reasonable expectation of reaching the same income level in the current year; (ii) an entity, including a corporation, foundation, endowment, partnership or limited liability company, that has total assets in excess of $5 million and that was not formed for the specific purpose of acquiring the

*

For purposes of this Investor Certification, the term “net worth” means the excess of total assets at fair market value, including home furnishings and automobiles, over total liabilities; provided that, (i) the Investor’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the Investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the Shares, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of the Shares exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability), and (iii) indebtedness that is secured by the Investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Shares shall be included as a liability.

securities offered (or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or an individual net worth, or joint net worth with their spouse, in excess of $1 million; or (iii) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a “sophisticated person” is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in a fiduciary capacity and subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (i); or (B) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered.

•

I have read the prospectus of the Fund, including the investor suitability provisions contained therein, and agree to be bound by the terms and provisions set forth therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

•	I am aware of the Fund’s limited provisions for transferability and withdrawal and have carefully read and understand the provisions relating to repurchase offers in the prospectus.

•	I have the authority and legal capacity to purchase Fund shares.

•	All information provided in this application is true and accurate.

•

I understand that the Fund and its affiliates are relying on the certifications and agreements made herein in determining my suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification

•

I agree to indemnify and hold harmless Lazard Alternatives, LLC, Lazard Asset Management Securities LLC, the Fund, and each of their respective, affiliates, directors, officers, employees and agents from any losses, expenses, costs or liability which I may incur in connection with this application and the certifications herein, including liability that may be incurred as a result of any certification being untrue in any respect, and any other instructions given in writing or by telephone which are reasonably believed to be genuine.

•	For investors acting as trustee, custodian or nominee for a beneficial owner of a government entity**:

•

Investor is an entity substantially owned by ____________________________________, a government entity (e.g., a single investor vehicle) and the investment decisions of such entity are made or directed by such government entity.

**

For these purposes, “government entity” means any U.S. state (including any U.S. state, the District of Columbia, Puerto Rico, the U.S. Virgin Islands or any other possession of the United States) or political subdivision of a state, including:

(i)	any agency, authority, or instrumentality of the state or political subdivision;

(ii)	a pool of assets sponsored or established by the state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan”, as defined in section 414(j) of the Internal Revenue Code, or a state general fund;

(iii)	a plan or program of a government entity; and

(iv)

officers, agents, or employees of the state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity. (Note that any such officers, agents, or employees will not be considered a government entity if they are making an investment in the Fund not in their official capacity.)

Please note that, if you enter the name of a government entity above, the Fund will treat you as the government entity for purposes of Rule 206(4)-5 (the “Pay to Play Rule”) promulgated under the U.S. Investment Advisers Act of 1940, as amended.

•

If the investor is (i) a government entity, (ii) acting as trustee, custodian or nominee for a beneficial owner that is a government entity, or (iii) an entity described above, the Investor hereby certifies that: other than the Pay to Play Rule, no “pay to play” or other similar compliance obligations would be imposed on the Fund, its investment manager or their affiliates in connection with the investor’s purchase of Fund shares.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Please check one of the following boxes: ☐ Initial Investment ☐ Additional Investment

Date of Fund prospectus: _____________________________________________________________________________________

Initial Amount Invested: $____________________Additional Amount Invested: $________________________________________

Print Investor Name: ________________________________________________________________________________________

Investor Signature: _______________________________________ Date: _____________________________________________

Investor Address: __________________________________________________________________________________________

Investor Email Address: _____________________________________________________________________________________

IRA Custodian Signature (if applicable): ________________________________________________________________________

Account Number (if applicable):

DISTRIBUTION OPTIONS: If no option is selected, all payments will be reinvested in additional shares of the Fund
Dividends: ☐ Reinvest ☐ Pay in Cash
Capital Gains: ☐ Reinvest ☐ Pay in Cash
☐ Check this box to have your distributions sent to your U.S. bank account via the Automated Clearing House. (Please complete information below)

Your U.S. bank account information must be on file in order to receive distributions or redemptions directly into your account. If you do not provide bank information, proceeds from distributions and redemptions will be sent by check to the address of record.

Name of U.S Bank Savings Account (provide ABA and account number)

Checking Account Number and Registered Name on Account (Attach voided check)

Entity Type: _______________________________________________________________

Financial Advisor Name: _____________________________________________________

Financial Advisor Firm: ______________________________________________________

Financial Advisor Telephone Number: ______________ Financial Advisor Account Number: ______________

Please indicate your preference of Cost Basis Relief
☐	FIFO (first in, first out)	☐	LOFO (lowest in, first out)
☐	Average Cost	☐	HILT (highest long term, first out)
☐	Specific Lot Identification	☐	HIST (highest short term, first out
☐	LIFO (last in, first out)	☐	LILT (Lowest long term, first out)
☐	HIFO (highest in, first out)	☐	LIST (lowest short term, first out)
If none selected, the default will be Average Cost

APPENDIX B

ADVISER PERFORMANCE INFORMATION

Lazard Alternatives, LLC (the “Adviser”) employs an investment program for Lazard Alternative Strategies 1099 Fund (the “Fund”) that is substantially the same as the investment program that it employs in managing another investment vehicle that has an investment objective, program, policies and strategies that are substantially the same as those of the Fund (the “Other Investment Vehicle”). The Adviser selects on behalf of the Other Investment Vehicle various Portfolio Managers with which it will invest the Other Investment Vehicle’s assets. The personnel of the Adviser who are responsible for managing the investments of the Fund manage the Other Investment Vehicle.

Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Investment Vehicle. The Adviser will evaluate for the Fund and for the Other Investment Vehicle a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Investment Vehicle at a particular time. Because these considerations may differ for the Fund and the Other Investment Vehicle in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Other Investment Vehicle will differ. (See “Potential Conflicts of Interest” on page 40.)

The following tables set forth monthly performance information of the Fund, the Other Investment Vehicle and various indices for the periods indicated. The returns shown for the Other Investment Vehicle reflect the actual fees and expenses incurred by the Other Investment Vehicle. The table should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Prospective investors should recognize that the Fund’s fees and expenses may be higher than those of the Other Investment Vehicle. Accordingly, had the Other Investment Vehicle’s performance records reflected the Fund’s fees and estimated expenses, the Other Investment Vehicle’s returns shown in the table may have been lower. Furthermore, there are certain differences between the investment policies of the Fund and the Other Investment Vehicle. Unlike the Fund, the Other Investment Vehicle is not subject to certain investment limitations and diversification requirements imposed by applicable tax regulations, which, if applicable, could have adversely affected the performance results of the Other Investment Vehicle. The future performance of the Fund, the Other Investment Vehicle and the various indices may differ.

Performance Information of the Fund1

MONTHLY RETURNS AS OF AUGUST 31, 2013

	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD

2011											-0.6%	-0.1%	-0.7%

2012	0.7%	1.4%	0.1%	0.1%	-0.5%	-0.8%	0.9%	0.7%	0.5%	-0.2%	0.6%	1.2%	5.0%

2013	1.8%	-0.3%	0.6%	1.3%	0.6%	-1.2%	-0.5%	1.2%					1.0%

1

Reflects returns for the period from the Fund's commencement of operations on November 1, 2011 through August 31, 2013. The information contained in the table was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS

Performance Information of Other Investment Vehicle1

MONTHLY RETURNS AS OF AUGUST 31, 2013

	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD

2001									0.0%	1.2%	0.4%	0.7%	2.4%

2002	0.6%	0.5%	0.2%	1.6%	0.7%	-0.3%	-1.5%	0.7%	0.6%	0.1%	0.5%	1.1%	4.8%

2003	1.6%	0.7%	0.4%	1.0%	1.4%	0.7%	0.6%	0.7%	1.3%	0.6%	0.7%	1.1%	11.5%

2004	0.7%	1.3%	-0.3%	-0.2%	-0.9%	1.0%	0.7%	-0.2%	0.0%	0.6%	1.4%	1.2%	5.3%

2005	-0.2%	1.0%	-0.2%	-1.8%	-0.9%	1.0%	2.0%	0.5%	1.1%	-0.5%	1.3%	1.4%	4.6%

2006	3.3%	0.3%	1.7%	1.5%	-1.2%	-0.3%	-0.6%	0.3%	0.5%	1.2%	1.7%	1.6%	10.3%

2007	1.5%	0.8%	1.1%	1.2%	2.1%	0.8%	1.1%	-1.6%	1.5%	1.9%	-1.3%	0.2%	9.8%

2008	-2.1%	1.5%	-1.9%	1.0%	1.0%	-1.3%	-1.8%	-0.9%	-4.2%	-1.3%	-1.5%	-0.8%	-11.7%

2009	1.8%	0.3%	-0.3%	0.9%	2.3%	-0.1%	2.0%	0.6%	0.9%	0.5%	0.8%	0.9%	11.1%

2010	-0.5%	0.5%	1.3%	1.0%	-1.9%	-0.5%	0.8%	0.7%	1.1%	1.0%	0.2%	1.5%	5.3%

2011	0.7%	1.5%	0.4%	0.7%	-0.8%	-1.4%	1.0%	-1.5%	-3.3%	0.3%	-0.2%	-0.4%	-3.1%

2012	0.9%	1.4%	-0.1%	0.2%	0.0%	-0.6%	1.4%	0.7%	0.5%	0.1%	0.6%	1.1%	6.3%

2013	1.9%	-0.2%	0.8%	1.4%	0.6%	-0.9%	-0.4%	-0.6%					2.7%

ANNUAL RETURNS FOR EACH CALENDAR YEAR

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

Other Investment Vehicle[1]	4.8%	11.5%	5.3%	4.6%	10.3%	9.8%	-11.7	11.1%	5.3%	-3.1%	6.3%

HFRI FOF Composite Index[2]	1.0%	11.6%	6.9%	7.5%	10.4%	10.3%	-21.4%	11.5%	5.7%	-5.7%	4.8%

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2013

	1 Year	5 Year	10 Year	Since Inception

Other Investment Vehicle[1]	5.2%	2.8%	4.3%	4.8%

HFRI FOF Composite Index[2]	5.9%	0.4%	3.5%	3.6%

RISK STATISTICS3 AS OF AUGUST 31, 2013

	Average Annual Total Returns Since Inception[3]	Standard Deviation[4]	Sharpe Ratio[5]

Other Investment Vehicle[1]	4.8%	3.8%	0.8%

HFRI FOF Composite Index[2]	3.5%	5.2%	0.4%

1

Reflects returns for the period from the Other Investment Vehicle’s commencement of operations on September 1, 2001 through August 31, 2013. The information contained in the table was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

2

The Hedge Fund Research Fund of Fund Composite Index (HFRI FOF Composite Index) is only being provided to show how the Other Investment Vehicle’s returns compare with a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. The index is an equal weighted index. There are no asset-size or track record length minimums required for inclusion. Funds that close or stop reporting are included in the index up until the last reporting date. Both domestic and offshore funds are included in the index. Returns take into account the fees and expenses charged by the portfolio funds comprising the HFRI FOF Composite Index.

3	Returns and Risk numbers are measured from the commencement of investment operations of the Other Investment Vehicle on September 1, 2001.

4	A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

5

A mathematical measure utilized to assess the risk-adjusted return of a portfolio. The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Other Investment Vehicle or the Fund. Past performance is not indicative of future results or the performance of any account managed by the Adviser, including the Fund and the Other Investment Vehicle. There is no guarantee that the Fund will achieve its investment objective.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Financial Statements

As of and for the Year Ended March 31, 2013 and

Report of Independent Registered Public Accounting Firm

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

TABLE OF CONTENTS

Management Commentary (unaudited)

Report of Independent Registered Public Accounting Firm

Schedule of Investments	1

Statement of Assets and Liabilities and Members’ Capital - Net Assets	3

Statement of Operations	4

Statement of Changes in Members’ Capital - Net Assets	5

Statement of Cash Flows	6

Notes to Financial Statements	7

Board of Managers and Officers (unaudited)	19

Supplemental Information (unaudited)

Lazard Alternative Investments

May 2013

Dear Investor,

Lazard Alternative Strategies Fund, LLC (the “Company”) posted a +6.8% return for the year ended March 31, 2013. Since inception on September 1, 2001, the Company has posted an annualized return of +4.9%, net of all fees.

	April 1, 2012 to March 31, 2013	Annualized Since Inception (September 1, 2001)
	Rate of Return	Rate of Return
Lazard Alternative Strategies Fund, LLC[1]	6.8%	4.9%

For the 12 month period ended March 31, 2013, domestic equity markets kept pace with most developed world indices. The S&P 500, Dow Jones and Nasdaq composite were up 11.4%, 10.3% and 5.7%, respectively. The Russell 2000 outshined those returns, rising 14.6% over the period. European markets were up across the board with the MSCI European index up 10.9%. European small-cap stocks outperformed large caps by more than 5%. The CAC 40, DAX and FTSE all returned more than 9%. Asian markets continued the trend with the MSCI Asia Index up 5.33%. Japanese small-cap stocks led the way, returning a remarkable +67%. Emerging markets were mixed with the MSCI Emerging Markets Index falling -0.6%. BRIC countries were mostly negative with Brazil, Russia, and China losing between -1 and -13%. In contrast, India returned a notable +8%.

Commodities displayed higher volatility levels and wide dispersion. The outliers were soft commodities such as coffee and sugar with both losing more than -25% while grains such as wheat and corn experienced single digit gains. Within the energy complex, crude oil lost -10% while natural gas gained more than 89%. Metals were generally negative with palladium, the lone outlier of the group, gaining more than 17%.

U.S. Treasury yields were roughly flat on the short end of the curve. The yields in the middle and long end of the curve fell between -9 and -39 bps.

The US Dollar behaved uneventfully against most key currencies (-1% to +5%) with the notable exception of its 13.7% rise against the Japanese Yen on the expectations that a decidedly weaker Yen might figure more prominently in a more activist Bank of Japan policy framework in 2013. The US Dollar strengthened more than 10% against the Argentine Peso, Mexican Peso, Indian Rupee and the Brazilian Real.

1 Returns are reported net of fees, including any Incentive Allocation. Total return is calculated for the members as a whole. An individual member’s return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. The performance quoted represents past performance. Past performance is not a reliable indicator of future results.

2 As of March 31, 2013. Allocations are subject to change.

1

Lazard Alternative Investments

Despite the current market volatility, and the potential for more, we expect that opportunities for hedge funds continue to be quite abundant. In fact, volatility itself can be a source of returns that hedge funds can monetize. Also, even if the VIX and index volatility rise, if dispersion between sectors, regions and companies continues to rise as it did over the first quarter of 2013, it is possible that hedge funds’ security specific research and alpha edges can generate positive returns irrespective of the direction and magnitude of index moves. This remains our base case scenario and the source of our optimism for the portfolio going forward.

We believe the portfolio remains balanced with opportunities for both trading as well as security selection alpha and relatively little embedded market beta. We continue to identify and process new ideas through our diligence pipeline. We believe that we have made progress implementing a portfolio balanced between protecting against extreme outcomes and generating returns driven primarily by manager skill and, in the near term, intend to continue down this path.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,

Kit Boyatt	Christian Frei	Chris Heasman
Director	Director	Director
Lazard Asset Management LLC	Lazard Asset Management LLC	Lazard Asset Management LLC
Lazard Alternatives, LLC	Lazard Alternatives, LLC	Lazard Alternatives, LLC

This commentary is for information purposes only and does not constitute an offer to sell any interests of the Company. Offers of interests of the Company will be made solely by means of a Confidential Memorandum.

The performance data of the indices and other market data have been prepared from sources and data that Lazard Alternatives, LLC (the “Investment Adviser”) believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Adviser and the allocations to underlying funds in which the Company invests (the “Portfolio Funds”), and the strategies and styles described in this report are as of March 31, 2013. These views and other information, including allocations, may have changed subsequent to this date. All capitalized but undefined terms will have the meanings ascribed to them in the accompanying Notes to Financial Statements.

An investment in any alternative investment is speculative, involves a high degree of risk, and may lose value. Privately offered investment vehicles are unregistered private investment funds or pools that invest and trade in many different markets, strategies, and instruments. Such funds generally are not subject to regulatory restrictions or oversight. Opportunities for redemptions and transferability of interests in these funds are restricted. The fees imposed, including management and incentive fees/allocations and expenses, may offset trading profits. Investors should not invest in the Company unless they are prepared to lose all or a substantial portion of their investment. The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and other matters discussed herein.

The performance of the Company is largely dependent on the talents and efforts of certain individuals. There can be no assurance that these investment professionals will continue to be associated with Lazard Asset Management LLC (“LAM”) or the Investment Adviser and the failure to retain such investment professionals could have an adverse effect on the Company.

The Company is subject to a number of actual and potential conflicts of interest involving the Investment Adviser and its affiliates, including LAM (“Affiliates”). The Investment Adviser and its Affiliates provide investment management services to other investors whose investment objective may be similar to, or different from, the investment objective of the Company. The Managers, members, officers and employees of the Company, the Investment Adviser and its Affiliates may buy and sell securities for their own account or for the account of others. The Investment Adviser or an Affiliate may receive an Incentive Allocation and such a compensation arrangement may create an incentive to make investments that are riskier or more speculative than would be the case if such an arrangement were not in effect.

The Portfolio Funds selected by the portfolio management team may invest in securities of non-U.S. companies and which trade on non-U.S. exchanges. These investments are denominated or traded in currencies other than U.S. dollars and involve certain considerations not typically associated with investments in U.S. issuers or securities denominated or traded in U.S. dollars. There may be less publicly available information about issuers in non-U.S. countries that may not be subject to uniform accounting, auditing and financial reporting standards and other disclosure requirements comparable to those applicable to U.S. issuers.

The Portfolio Funds selected by the portfolio management team will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques (including but not limited to, arbitrage investing, investing in distressed and convertible securities, short selling and utilizing leverage) with significant risk characteristics. The Portfolio Funds invest wholly independently of one another and may at times hold economically offsetting positions or cause the Company to be concentrated. Investment management fees and the Incentive Allocation are charged to the Company or members by both the Investment Adviser or an Affiliate as well as the managers of the Portfolio Funds.

© 2013 Lazard Asset Management LLC

2

Deloitte & Touche LLP
500 College Road East
Princeton, NJ 08540-6635
USA

Tel: (609) 514-3600
Fax: (973) 602-5050 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of Lazard Alternative Strategies Fund, LLC:

We have audited the accompanying statement of assets, liabilities, and members’ capital – net assets of Lazard Alternative Strategies Fund, LLC (a Delaware Limited Liability Company) (the “Company”), including the schedule of investments, as of March 31, 2013, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members’ capital – net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2013, by correspondence with underlying fund advisers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lazard Alternative Strategies Fund, LLC as of March 31, 2013, the results of its operations and its cash flows for the year then ended, and the changes in its members’ capital – net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $70,017,957 (86.24%) of total assets) as of March 31, 2013, whose fair value has been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the underlying fund advisers.

May 30, 2013

Member of
Deloitte Touche Tohmatsu Limited

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Investments at March 31, 2013

	Cost	Percentage of Members’ Capital	Fair Value
Investments in Portfolio Funds (95.16%) #

Event Driven (22.88%)
Duet Global Plus Fund Ltd.	$2,500,000	3.47%	$2,552,095
Greywolf Capital Partners II L.P.	3,100,000	4.29%	3,156,080
HG Vora Special Opportunities Fund L.P.	2,200,000	3.02%	2,222,291
Litespeed Partners, L.P.	—	5.40%	3,971,631
Mudrick Distressed Opportunity Fund, L.P.	2,000,000	2.84%	2,088,928
Numen Credit Opportunities Fund Inc.	2,300,000	3.77%	2,775,477
Spinnaker Capital Pacnet Holdings*	89,868	0.09%	65,388
	12,189,868		16,831,890
Long/Short (20.91%)
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.*	208,549	0.38%	276,418
Echo Street Capital Partners (QP), L.P.	2,200,000	3.03%	2,230,142
Everest Capital Emerging Markets L.P.	2,200,000	2.78%	2,044,944
Harvey SMidCap Fund, L.P.	3,000,000	4.17%	3,069,389
Lakewood Capital Partners, L.P.	2,700,000	5.30%	3,899,808
Permian Fund, L.P.	2,250,000	5.25%	3,863,467
	12,558,549		15,384,168
Relative Value (31.79%)
Blue Mountain Credit Alternatives Fund L.P.*	1,696,625	5.14%	3,785,699
Chenavari Multi Strategy Credit Fund Ltd.	2,500,000	3.54%	2,606,120
CRC Credit Fund, Ltd.*	341,035	6.61%	4,866,820
GCA Credit Opportunities Fund LLC	3,000,000	4.91%	3,614,519
Pine River Fixed Income L.P.*	—	3.95%	2,903,981
Revelation Special Situations Onshore Fund Ltd.	708,751	1.76%	1,291,820
Victoria SPV*	25,008	0.04%	29,617
WAF Fund, L.P.*	665,000	5.84%	4,296,181
	8,936,419		23,394,757

See Accompanying Notes to Financial Statements

1

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Investments at March 31, 2013 (concluded)

	Cost	Percentage of Members’ Capital	Fair Value
Investments in Portfolio Funds (95.16%)# (concluded)

Tactical Trading (19.58%)
CCP Quantitative Fund L.P.	$2,500,000	4.14%	$3,046,104
Diamondback Master Fund, Ltd.*	—	0.34%	253,244
Diamondback Partners, L.P.*	—	0.08%	61,927
Discovery Global Macro Partnership, L.P.	3,000,000	5.06%	3,726,388
Keynes Leveraged Quantitative Strategies Fund Limited	1,900,000	2.70%	1,983,514
Kohinoor Core Fund	2,100,000	2.07%	1,520,920
Rubicon Global Partners, L.P.	1,400,000	5.19%	3,815,045
	10,900,000		14,407,142
Total Investments in Portfolio Funds (95.16%)	$44,584,836		70,017,957
Other Assets, Less Liabilities (4.84%)			3,558,530
Members’ Capital - Net Assets (100.00%)			$73,576,487

#	Non-income producing security.
*	Portfolio Fund has suspended redemptions or invoked gate provisions, or represents a similarly restricted investment.

See Accompanying Notes to Financial Statements

2

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital - Net Assets

March 31, 2013

Assets

Investments in Portfolio Funds, at fair value (cost $44,584,836)	$70,017,957
Cash	4,008,165
Redemptions receivable from Portfolio Funds	7,165,429

Total assets	81,191,551

Liabilities

Redemptions payable to contributing members	7,195,155
Redemption payable to Special Member	30,577
Management fee payable	192,205
Professional fees payable	132,694
Board of Managers’ fees payable	26,750
Other accrued expenses	37,683

Total liabilities	7,615,064

Net Assets	$73,576,487

Members’ Capital - Net Assets

Represented by:
Capital contributions (net)	$15,610,808
Accumulated net investment loss	(17,403,220)
Accumulated net realized gain	49,935,778
Accumulated net unrealized appreciation on investments	25,433,121

Members’ Capital - Net Assets	$73,576,487

See Accompanying Notes to Financial Statements

3

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Operations

For the Year Ended March 31, 2013

Expenses
Management fee	$857,629
Professional fees	266,454
Accounting and administration fees	150,291
Board of Managers’ fees	118,000
Miscellaneous	79,027

Total expenses	1,471,401

Net investment loss	(1,471,401)

Net realized and unrealized gain on investments in Portfolio Funds
Net realized gain from investments in Portfolio Funds	12,376,649
Net change in unrealized appreciation on investments in Portfolio Funds	(4,906,765)

Net realized and unrealized gain on investments in Portfolio Funds	7,469,884

Net increase in members’ capital resulting from operations	$5,998,483

See Accompanying Notes to Financial Statements

4

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statements of Changes in Members’ Capital - Net Assets

For the Years Ended March 31, 2012 and March 31, 2013

	Contributing Members	Special Member	Total

Members’ Capital - Net Assets at March 31, 2011	$113,060,781	$311,985	$113,372,766

Capital contributions	7,812,417	—	7,812,417
Capital redemptions	(20,646,273)	(3,812)	(20,650,085)
Net investment loss	(1,730,435)	—	(1,730,435)
Net realized gain from investments in Portfolio Funds	3,185,080	—	3,185,080
Net change in unrealized appreciation on investments in Portfolio Funds	(5,977,173)	—	(5,977,173)
Actual Incentive Allocation from January 1, 2011 to December 31, 2011	(16,111)	16,111	—
Reverse accrued Incentive Allocation from January 1, 2011 to March 31, 2011	324,836	(324,836)	—
Accrued Incentive Allocation from January 1, 2012 to March 31, 2012	(5,691)	5,691	—

Members’ Capital - Net Assets at March 31, 2012 (Including accumulated net investment loss of $15,931,819)	$96,007,431	$5,139	$96,012,570

Capital contributions	1,065,652	—	1,065,652
Capital redemptions	(29,227,238)	(272,980)	(29,500,218)
Net investment loss	(1,471,401)	—	(1,471,401)
Net realized gain from investments in Portfolio Funds	12,376,649	—	12,376,649
Net change in unrealized appreciation on investments in Portfolio Funds	(4,906,765)	—	(4,906,765)
Actual accrued Incentive Allocation from January 1, 2012 to December 31, 2012	(273,532)	273,532	—
Reverse accrued Incentive Allocation from January 1, 2012 to March 31, 2012	5,691	(5,691)	—
Accrued Incentive Allocation from January 1, 2013 to March 31, 2013	(215,057)	215,057	—

Members’ Capital - Net Assets at March 31, 2013 (Including accumulated net investment loss of $17,403,220)	$73,361,430	$215,057	$73,576,487

See Accompanying Notes to Financial Statements

5

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Cash Flows

For the Year Ended March 31, 2013

Cash flows from operating activities:

Net increase in members’ capital resulting from operations	$5,998,483
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Purchases of Portfolio Funds	(18,222,619)
Proceeds from redemptions of Portfolio Funds, net of change in redemptions receivable from Portfolio Funds	49,927,202
Net realized gain from investments in Portfolio Funds	(12,376,649)
Net change in unrealized appreciation on investments in Portfolio Funds	4,906,765
Decrease in management fee payable	(60,665)
Decrease in professional fees payable	(40,472)
Decrease in Board of Managers’ fees payable	(17,000)
Decrease in other accrued expenses	(16,067)

Net cash provided by operating activities	30,098,978

Cash flows from financing activities:

Capital contributions	1,065,652
Capital redemptions, net of change in redemptions payable	(30,648,737)

Net cash used in financing activities	(29,583,085)

Net increase in cash	515,893
Cash at beginning of year	3,492,272
Cash at end of year	$4,008,165

See Accompanying Notes to Financial Statements

6

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013

1.	Organization

Lazard Alternative Strategies Fund, LLC (the “Company”) was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The investment objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its investment objective through the allocation of capital among selected alternative asset managers (the “Portfolio Managers”) or the Portfolio Funds they operate. The Company primarily invests in Portfolio Funds which are not registered under the 1940 Act (the “Portfolio Funds”).

Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC (“LAM”), a Delaware limited liability company, serves as the Company’s investment adviser and manager (herein referred to as the “Investment Adviser” or “Lazard Alternatives”) pursuant to an investment advisory agreement under which it directs the Company’s investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Lazard Alternatives is responsible for the day-to-day management of the Company. Lazard Alternative Strategies Holdings, LLC (the “Special Member”), an affiliate of the Investment Adviser, holds a non-voting special member interest (the “Special Member Account”) in the Company for the purpose of receiving the incentive allocation. Responsibility for the oversight of the Company’s business and affairs is vested in the individuals who serve as the members of the Board of Managers of the Company (the “Board”).

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Net Asset Valuation

The net asset value of the Company is determined as of the close of business on the last business day of each month. The Company values interests in Portfolio Funds, valued at $70,017,957 (86.24% of total assets) as of March 31, 2013, at fair value in accordance with procedures established by the Board, which ordinarily will be the practical expedient, as defined under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement and Disclosures, determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ offering documents.

7

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (concluded)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

If the Investment Adviser determines that the most recent value reported by a Portfolio Fund does not represent fair value or if a Portfolio Fund fails to report a value to the Company, a fair value determination is made under procedures established by, and under the general supervision of, the Board.

Fair Value Measurement: In accordance with U.S. GAAP, the Company applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques used to develop the measurements of fair value and related inputs during the period. These inputs are summarized in the three broad levels that follow.

Level 1 - Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Company does not adjust the quoted price for these assets and liabilities.

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds that the Company has the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

Level 3 - Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that the Company does not have the ability to redeem at net asset value within ninety days of the measurement date).

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Company classifies its investments based on the lowest level of input that is significant to the fair value measurement.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfer into Level 3 from Level 2 noted in the reconciliation table below is due to gate provisions imposed by a Portfolio Fund.

8

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (concluded)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

The following table summarizes the valuation of the Company’s investments and the fair value hierarchy levels as of March 31, 2013:

Description	Total Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Event Driven	$16,831,890	$—	$16,766,502	$65,388
Long/Short	15,384,168	—	15,107,750	276,418
Relative Value	23,394,757	—	7,512,459	15,882,298
Tactical Trading	14,407,142	—	14,091,971	315,171
Total Investments in Portfolio Funds	$70,017,957	$—	$53,478,682	$16,539,275

The changes in investments measured at fair value for which the Company used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that the Company does not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation / depreciation	Purchases	Redemptions	Transfers in	Transfers out	Balance as of March 31, 2013
Event Driven	$66,664	$—	$(1,276)	$—	$—	$—	$—	$65,388
Long/Short	480,791	—	(189,413)	—	(14,960)	—	—	276,418
Relative Value	17,173,189	—	1,314,374	22,619	(5,531,865)	2,903,981	—	15,882,298
Tactical Trading	4,500,305	3,233,315	(3,065,933)	—	(4,352,516)	—	—	315,171
Total	$22,220,949	$3,233,315	$(1,942,248)	$22,619	$(9,899,341)	$2,903,981	$—	$16,539,275

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2013 is $(2,034,349) and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2013:

Type of Level 3 Investment	Fair Value as of March 31, 2013	Valuation Techniques	Unobservable Input
Portfolio Funds
Event Driven	$65,388	Unadjusted NAV as practical expedient	N/A
Long/Short	276,418	Unadjusted NAV as practical expedient	N/A
Relative Value	15,882,298	Unadjusted NAV as practical expedient	N/A
Tactical Trading	315,171	Unadjusted NAV as practical expedient	N/A
Total Level 3 Investments	$16,539,275
9

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (concluded)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Company as of March 31, 2013. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other similar restrictions, in accordance with their offering documents. The Company had no unfunded capital commitments as of March 31, 2013. From 2009 through the current period, certain Portfolio Funds instituted a gate or suspended redemptions. For Portfolio Funds with gates or suspended redemptions, the Investment Adviser cannot estimate when the gate will be lifted or the suspension removed.

The investments in side pockets were entered into at various times since inception of the Company. One investment in a side pocket through an investment in a Portfolio Fund, representing 0.04% of members’ capital, was entered into in 2009. A second investment in a side pocket through an investment in a Portfolio Fund, representing 0.38% of members’ capital, was entered into in 2010.

The Portfolio Funds in the event driven strategy rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns may be relatively unaffected by the movements of markets, although the supply of opportunities in particular styles may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 15 to 120 day notice period. One Portfolio Fund in this strategy, representing 0.09% of members’ capital, has suspended redemptions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Funds in the long/short strategy combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. The long/short strategy aims at seizing opportunities in both rising and falling markets. The strategy covers a wide range of risk and return combinations. The returns from this strategy, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net exposure practiced by most Portfolio Managers. This strategy is predominantly used in equity markets and typically involves some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. One Portfolio Fund in this strategy, representing approximately

10

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (concluded)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

0.38% of members’ capital, is invested in a side-pocket and is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The relative value strategy is not dependent on the general direction of market movements, and often involves arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 90 day notice period. Four Portfolio Funds in this strategy, representing 21.54% of members’ capital, are subject to gate provisions. For one Portfolio Fund in this strategy, representing 0.04% of members’ capital, the Company is invested in a side-pocket that is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The tactical trading strategy speculates on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from this type of strategy can be volatile given the liberal use of leverage, often enhanced with derivatives, and the “outright” or un-hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. The tactical trading strategy can be either system-driven or discretionary. System-driven Portfolio Managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary Portfolio Managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category. The Portfolio Funds within this strategy have weekly to quarterly liquidity, and are generally subject to a 10 to 90 day notice period. One Portfolio Fund in this strategy, representing 0.34% of members’ capital, has suspended redemptions. One Portfolio Fund in this strategy, representing 0.08% of members’ capital, is invested in a side-pocket and is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

11

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (concluded)

2.	Significant Accounting Policies (continued)

b. Investment Income

Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

c. Gains and Losses

A partial sale of a Portfolio Fund will first reduce the cost basis of the Portfolio Fund. Once the cost basis is depleted, a gain will be realized on any proceeds received in excess of the cost basis. If a cost basis remains after all the proceeds have been received, a loss will be realized in the amount of the remaining cost basis.

d. Company Expenses

The Company bears all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; and expenses of meetings of the Board. The Company also bears the management fee paid to the Investment Adviser. Expenses are recorded on the accrual basis.

e. Income Taxes

As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report income or loss on its own tax return based on its share of the Company’s taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been made. The Company may be subject to withholding taxes on certain dividends. The Company’s tax returns remain open for examination by tax authorities for a period of three years from when they are filed. The Company is subject to examination by U.S. federal tax authorities and various state tax authorities for the tax years ended December 31, 2009 through December 31, 2012.

The Company follows the authoritative guidance for uncertainty in income taxes included in the FASB ASC 740, Income Taxes. This guidance requires the Company to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit or expense to be recognized is measured as the largest amount of benefit or expense that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Company recording a tax liability that would reduce members’ capital or alternatively generate an asset which would increase members’ capital.

12

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (concluded)

2.	Significant Accounting Policies (continued)

e. Income Taxes (continued)

The Company reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Company has determined the major tax jurisdictions where the Company is organized and where the Company makes investments; however, no reserves for uncertain tax positions were required for any of the Company’s open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying financial statements. The Company recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the year ended March 31, 2013, no such amounts were recognized.

f. Cash

At March 31, 2013, $4,008,165 was held in a non-interest bearing account at The Bank of New York Mellon.

g. Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting year. Actual results could differ from these estimates.

3.	Management Fee, Incentive Allocation, Related Party and Other Transactions

In addition to managing the Company’s assets and selecting Portfolio Funds, Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing investor communications, maintaining and preserving certain records of the Company, assisting in the preparation of filings with state and federal regulators, monitoring compliance with regulatory requirements and reviewing and arranging for payment of the Company’s expenses. In consideration for such services, the Company pays Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company’s net assets.

Net profits or net losses of the Company for each allocation period are allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account) as of the last day of each allocation period in accordance with the members’ respective investment percentages for the allocation period.

13

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (concluded)

3.	Management Fee, Incentive Allocation, Related Party and Other Transactions (continued)

Generally at the end of each calendar year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a contributing member during the period (an “Incentive Allocation”) will be debited from the contributing member’s capital account (including the Investment Adviser’s capital account) and credited to the Special Member Account; provided, however, that such Incentive Allocation will only be payable if the percentage increase in the contributing member’s capital account balance during such calendar year, or such lesser period corresponding to such contributing member’s investment, attributable to the net profits credited to the contributing member’s capital account during such period (before deduction for Incentive Allocation) exceeds the hurdle rate. The hurdle rate is the average of the month-end LIBOR rates (London Interbank Offered Rates for U.S. Dollar deposits with a three month term). At December 31, 2012, there was an Incentive Allocation of $273,532 and the accrued Incentive Allocation for the three months ended March 31, 2012 of $5,691 was reversed. The accrued Incentive Allocation for the three months ended March 31, 2013 was $215,057.

Each member of the Board (“Manager”) who is not an “interested person” (as defined by the 1940 Act) of the Company (“Independent Managers”) receives an annual retainer of $15,000 plus a fee for each meeting attended. As of March 31, 2013, one Manager is an “interested person” of the Company. All Independent Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

At March 31, 2013, related parties of the Investment Adviser and/or the Special Member held contributing member interests of $21,812,745, which is equal to approximately 30% of total members’ capital.

4.	Securities Transactions

Aggregate purchases and proceeds from redemption of Portfolio Funds for the year ended March 31, 2013 amounted to $18,222,619 and $47,552,137, respectively. The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Portfolio Funds. The allocated taxable income is reported to the Company by the Portfolio Funds. The Company has not received information from the Portfolio Funds as to the amounts of taxable income allocated to the Company for the year ended March 31, 2013.

Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Company to redeem from such Portfolio Funds. As of March 31, 2013, certain Portfolio Funds with a fair value of $15,852,681 (22.64% of total investments in Portfolio Funds) had investor level gate provisions, and certain Portfolio Funds with a fair value of $318,632 (0.46% of total investments in Portfolio Funds) had suspended redemptions. As of March 31, 2013, certain Portfolio Funds, with a fair value of $367,962 (0.53% of total investments in Portfolio Funds), were invested in side pockets and are not currently redeemable.

14

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (concluded)

5.	Risk Factors

An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

To satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Company may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Company purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Company will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Company’s and its members’ interests.

Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called “side pockets”, sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide. Were the Company to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Company might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Company fully liquidates its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund will fluctuate. As of March 31, 2013, approximately 0.53% of total investments in Portfolio Funds by the Company were invested in side pockets.

15

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (concluded)

6.	Portfolio Funds

The following is a summary of the investment objectives and liquidity provisions of the Portfolio Funds that exceed 5% of the Company’s members’ capital at March 31, 2013, as stated in such Portfolio Fund’s offering documents.

Blue Mountain Credit Alternatives Fund L.P. seeks capital appreciation primarily in long or short positions and asset backed securities. Blue Mountain Credit Alternatives Fund L.P. allows redemptions as of the last business day of any fiscal quarter, upon 90 days notice; the fund has currently imposed a gate provision.

CRC Credit Fund, Ltd. seeks to generate superior returns by investing primarily in asset-backed securities and other collateralized debt obligations and structured credits. CRC Credit Fund, Ltd. allows redemptions as of the last business day of any calendar quarter, upon 90 days notice; however, the fund has currently imposed a gate provision.

Discovery Global Macro Partnership, L.P. seeks to achieve high risk-adjusted returns by making directional and relative value investments, long and short, primarily through investment positions in equity futures, indices, exchange traded funds (primarily sovereign debt), local interest rates, currencies and commodities across global financial markets, with an emphasis on emerging market investments. Discovery Global Macro Partnership, L.P. allows redemptions as of the last business day of each calendar quarter, upon 90 days notice.

Lakewood Capital Partners, L.P. seeks attractive long-term rates of return with a strict emphasis on capital preservation through long and short investments in all parts of the capital structure and across a broad range of industries and geographies. Lakewood Capital Partners, L.P. allows redemptions as of the last business day of any fiscal quarter, upon 60 days notice.

Litespeed Partners, L.P. seeks to achieve attractive risk-adjusted returns through event-driven opportunities including mergers, cash tender offers, leveraged buy-outs and all restructurings, such as bankruptcies, recapitalizations, exchange offers, spin-offs and liquidations. Litespeed Partners, L.P. allows redemptions as of the last business day of any calendar quarter, upon 45 days notice.

Permian Fund, L.P. seeks to achieve absolute returns across market cycles through the implementation of a Western-European focused, value-oriented and event-driven equity long/short strategy. Permian Fund, L.P. allows redemptions as of the last business day of any calendar quarter, upon 60 days notice.

Rubicon Global Partners, L.P. seeks to achieve superior returns by investing in global fixed income, currency, commodity and equity markets, and their related derivatives. Rubicon Global Partners, L.P. allows redemptions as of the last business day of each month, upon 30 days notice.

16

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (concluded)

6.	Portfolio Funds (continued)

WAF Fund, L.P. seeks capital appreciation through hedged investments in mortgage-backed securities, related fixed income securities, derivatives and other investments. WAF Fund, L.P. allows redemptions as of the last business day of each month, upon 45 days notice; the fund has currently imposed a gate provision.

The Company is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Company’s portfolio in order to determine whether the Company’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the members’ capital of the Company as of March 31, 2013.

7.	Repurchase of Company Interests

The Board may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members. The Investment Adviser expects that it will generally recommend to the Board that the Company offer to repurchase interests from members four times each year, as of March 31st, June 30th, September 30th, and December 31st of each year.

8.	Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Company’s experience, the risk of loss from such claims is considered remote.

17

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (concluded)

9.	Financial Highlights Information

	Years Ended March 31,
	2013	2012	2011	2010	2009

Total return before Incentive Allocation*	7.55%	(3.80%)	7.29%	10.83%	(7.82%)
Incentive Allocation	(0.63%)	0.28%	(0.65%)	(0.11%)	0.00%
Total net return after Incentive Allocation*	6.92%	(3.52%)	6.64%	10.72%	(7.82%)
Members’ capital, end of year (000)	$73,576	$96,013	$113,373	$115,548	$107,035
Portfolio Turnover	22%	20%	31%	25%	21%

Ratios to average contributing members’ capital:

Net investment loss	(1.70%)	(1.60%)	(1.55%)	(1.52%)	(1.41%)

Operating expenses, before Incentive Allocation	1.70%	1.60%	1.55%	1.52%	1.44%
Incentive Allocation	0.56%	(0.28%)	0.67%	0.11%	0.00%
Operating expenses and Incentive Allocation	2.26%	1.32%	2.22%	1.63%	1.44%

*	Total return is calculated for the contributing members as a whole and has not been annualized. An individual member’s return may vary from these returns based on the timing of capital contributions.

10.	Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Company through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than additional capital contributions of $375,000 that were recorded through May 30, 2013.

18

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Board of Managers and Officers (unaudited)

Name (Age) Address(1)	Position(s) with the Company (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Managers:

Kenneth S. Davidson (68)	Manager

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Adviser (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (50)	Manager

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President
(1990 – 2006)

Leon M. Pollack (72)	Manager	Private Investor

Richard Reiss, Jr. (69)	Manager	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (65)	Manager	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Manager(3):

John R. Reinsberg (56)	Manager	Deputy Chairman of LAM
19

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Board of Managers and Officers (unaudited) (concluded)

Name (Age) Address(1)	Position(s) with the Company (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Officers who are not Managers:

Jagatnarine Churaman (40)	Chief Financial Officer	Director (since March 2009, previously Senior Vice President and Vice President) of LAM

Nathan A. Paul (40)	Vice President and Secretary	Managing Director and General Counsel of LAM

Brian D. Simon (51)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of LAM and Chief Compliance Officer (since January 2009) of LAM and the Company

(1)	The address of each Manager and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Manager and Officer was elected in August 2011. Mr. Davidson, Ms. Eckl, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies, and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies managed by LAM (collectively, the “Lazard Funds,” in total comprised of 28 active investment portfolios) as well as Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company, managed by the Investment Manager. Each Manager serves an indefinite term, until his or her successor is elected.

Messrs. Simon and Paul also serve in the same respective capacities for the Lazard Funds. Each officer serves for an indefinite term, until his successor is elected and qualifies or until his earlier resignation or removal.

(3)	Mr. Reinsberg is considered an “interested person” (as defined in the 1940 Act) of the Company by virtue of his affiliation with the Investment Manager.

20

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Financial Statements

As of and for the Year Ended March 31, 2013 and

Report of Independent Registered Public Accounting Firm

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

TABLE OF CONTENTS

Management Commentary (unaudited)

Report of Independent Registered Public Accounting Firm

Schedule of Investments	1

Statement of Assets, Liabilities and Net Assets	3

Statement of Operations	4

Statement of Changes in Net Assets	5

Statement of Cash Flows	6

Notes to Financial Statements	7

Board of Trustees and Officers (unaudited)	19

Supplemental Information

Lazard Alternative Investments

May 2013

Dear Investor,

Lazard Alternative Strategies 1099 Fund (the “Fund”) posted a +4.7% return for the year ended March 31, 2013. Since inception on November 1, 2011, the Fund has posted an annualized return of +4.5%, net of all fees.

	April 1, 2012 to March 31, 2013	Annualized Since Inception (November 1, 2011)
	Total Return	Total Return
Lazard Alternative Strategies 1099 Fund[1]	4.7%	4.5%

For the 12 month period ended March 31, 2013, domestic equity markets kept pace with most developed world indices. The S&P 500, Dow Jones and Nasdaq composite were up 11.4%, 10.3% and 5.7%, respectively. The Russell 2000 outshined those returns, rising 14.6% over the period. European markets were up across the board with the MSCI European index up 10.9%. European small-cap stocks outperformed large caps by more than 5%. The CAC 40, DAX and FTSE all returned more than 9%. Asian markets continued the trend with the MSCI Asia Index up 5.33%. Japanese small-cap stocks led the way, returning a remarkable +67%. Emerging markets were mixed with the MSCI Emerging Markets Index falling -0.6%. BRIC countries were mostly negative with Brazil, Russia, and China losing between -1 and -13%. In contrast, India returned a notable +8%.

Commodities displayed higher volatility levels and wide dispersion. The outliers were soft commodities such as coffee and sugar with both losing more than -25% while grains such as wheat and corn experienced single digit gains. Within the energy complex, crude oil lost -10% while natural gas gained more than 89%. Metals were generally negative with palladium, the lone outlier of the group, gaining more than 17%.

U.S. Treasury yields were roughly flat on the short end of the curve. The yields in the middle and long end of the curve fell between -9 and -39 bps.

The US Dollar behaved uneventfully against most key currencies (-1% to +5%) with the notable exception of its 13.7% rise against the Japanese Yen on the expectations that a decidedly weaker Yen might figure more prominently in a more activist Bank of Japan policy framework in 2013. The US Dollar strengthened more than 10% against the Argentine Peso, Mexican Peso, Indian Rupee and the Brazilian Real.

1 Returns are reported net of fees. The performance quotes represents past performance. Past performance does not guarantee future results.

[2]	As of March 31, 2013. Allocations are subject to change.

1

Lazard Alternative Investments

Despite the current market volatility, and the potential for more, we expect that opportunities for hedge funds continue to be quite abundant. In fact, volatility itself can be a source of returns that hedge funds can monetize. Also, even if the VIX and index volatility rise, if dispersion between sectors, regions and companies continues to rise as it did over the first quarter of 2013, it is possible that hedge funds’ security specific research and alpha edges can generate positive returns irrespective of the direction and magnitude of index moves. This remains our base case scenario and the source of our optimism for the portfolio going forward.

We believe the portfolio remains balanced with opportunities for both trading as well as security selection alpha and relatively little embedded market beta. We continue to identify and process new ideas through our diligence pipeline. We believe that we have made progress implementing a portfolio balanced between protecting against extreme outcomes and generating returns driven primarily by manager skill and, in the near term, intend to continue down this path.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,

Kit Boyatt	Christian Frei	Chris Heasman
Director	Director	Director
Lazard Asset Management LLC	Lazard Asset Management LLC	Lazard Asset Management LLC
Lazard Alternatives, LLC	Lazard Alternatives, LLC	Lazard Alternatives, LLC

References to underlying managers or funds should not be considered a recommendation to purchase or sell any particular underlying managers or funds. There is no assurance that any investments discussed herein will remain in the Fund’s portfolio. The investments discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings. It should not be assumed that any of the investments discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the investments discussed herein. Allocations and underlying fund selection are subject to change. There is no assurance that the Fund will achieve its investment objective. The Fund has a limited operating history. The investment return and principal value of an investment in the Fund will fluctuate; an investor’s shares, when redeemed, may be worth more, or less, than their original cost.

The performance of the Fund is largely dependent on the talents and efforts of certain individuals. There can be no assurance that investment professionals responsible for managing the Fund will continue to be associated with the firm and the failure to retain such investment professionals could have an adverse effect on the Fund.

Unlike traditional mutual funds, an investment in the Fund is not liquid and no public market exists for shares of the Fund and none is expected to develop in the future. The Fund may, from time to time, offer to repurchase a certain number of shares in amounts and on terms and conditions as the Board of Trustees may determine; however, the Fund is not required to do so. Additionally, there may be substantial restrictions on a shareholder’s ability to transfer shares of the Fund.

While the Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended, it is not anticipated that any of the underlying funds will be registered with the SEC, although certain of the investment advisers of such funds may be so registered. Therefore, the underlying funds may be subject to little or no regulatory supervision. An investment in the Fund is not suitable for all investors. Specifically, an investment in the Fund, and alternative investments generally, is only appropriate for experienced and sophisticated investors who are willing and able to bear the risks associated with such an investment. Investors should carefully review and consider these potential risks before investing, including those relating specifically to the Fund’s structure as a fund that invests in underlying hedge funds. Please consider the Fund’s investment objective, risks, charges, and expenses carefully before investing. For more complete information about the Fund, and to obtain a prospectus, you may call (800) 823-6300 or visit www.LazardNet.com. The prospectus contains investment objectives, risks, charges, and expenses and additional information about the Fund not included in this document. Please read the prospectus carefully before investing.

To qualify for tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code, the Fund must satisfy certain requirements, including, among others, asset diversification and income distribution. Disqualification as a RIC would have a material adverse effect on the value of the Fund’s shares and the amount of the Fund’s distributions to shareholders.

The underlying funds in which the Fund may invest are charged asset based fees by the investment managers of such funds which are generally expected to range from 1% to 3% of assets under management in addition to performance based compensation generally expected to be between 10% and 30% of annual net profits, but may vary. An investment manager of an underlying investment fund will receive performance compensation to which it is entitled irrespective of the performance of other underlying investment funds. As such, an underlying investment fund with positive performance may receive performance compensation from the Fund even if the Fund’s overall return is negative. These fees and expenses may offset the Fund’s profits.

Information and opinions presented have been obtained or derived from sources believed by Lazard Asset Management, LLC (“LAM”) to be reliable. LAM makes no representation as to their accuracy or completeness. All opinions expressed herein are as of March 31, 2013 and are subject to change.

© 2013 Lazard Asset Management LLC

2

Deloitte & Touche LLP 500 College Road East Princeton, NJ 08540-6635 USA Tel: (609) 514-3600 Fax: (973) 602-5050 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lazard Alternative Strategies 1099 Fund:

We have audited the accompanying statement of assets, liabilities, and net assets of Lazard Alternative Strategies 1099 Fund (a Delaware Statutory Trust) (the “Fund”), including the schedule of investments, as of March 31, 2013, and the related statements of operations and cash flows for the year ended March 31, 2013 and the statement of changes in net assets for the year ended March 31, 2013 and for the period from November 1, 2011 (commencement of operations) through March 31, 2012. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2013, by correspondence with underlying fund advisers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lazard Alternative Strategies 1099 Fund as of March 31, 2013, the results of its operations and its cash flows for the year ended March 31, 2013 and the changes in its net assets for the year ended March 31, 2013 and for the period from November 1, 2011 (commencement of operations) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $48,853,715 (89.88% of total assets) as of March 31, 2013, whose fair value has been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the underlying fund advisers.

May 30, 2013

Member of Deloitte Touche Tohmatsu Limited

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Schedule of Investments at March 31, 2013

	Cost	Percentage of Net Assets	Fair Value
Investments in Portfolio Funds (98.21%) #

Event Driven (29.31%)
Duet Global Plus Fund, Ltd.	$1,900,000	3.89%	$1,934,316
Engaged Capital I Offshore, Ltd.*	1,800,000	3.48%	1,731,279
Greywolf Capital Overseas Fund	1,550,000	3.10%	1,541,475
HG Vora Special Opportunities Fund, Ltd.	1,900,000	4.12%	2,051,314
Litespeed Offshore Fund, Ltd.	1,925,000	4.78%	2,374,925
Mudrick Distressed Opportunity Fund Offshore, Ltd.	1,950,000	4.56%	2,268,326
Numen Credit Opportunities Fund Inc.	2,300,000	5.38%	2,677,096
	13,325,000		14,578,731
Long/Short (29.07%)
Bronson Point Offshore Fund, Ltd.	2,100,000	4.57%	2,272,355
Everest Capital Emerging Markets, Ltd.	2,100,000	3.93%	1,953,487
Harvey SMidCap Offshore Fund, Ltd.	1,850,000	3.97%	1,974,092
Lakewood Capital Offshore Fund, Ltd.	2,525,000	5.80%	2,884,074
Permian Fund, Ltd.	2,525,000	6.03%	3,001,273
Sierra Europe Offshore, Ltd.	1,800,000	3.73%	1,857,115
Tempus Quo Offshore Fund, Ltd.	1,100,000	1.04%	519,227
	14,000,000		14,461,623
Relative Value (20.47%)
Blue Mountain Credit Alternatives Fund, Ltd.*	1,600,000	3.62%	1,797,876
Chenavari Multi-Strategy Credit Fund Limited	2,300,000	5.08%	2,526,247
GCA Credit Opportunities Offshore Fund, Ltd.	875,000	1.97%	982,535
Pine River Fixed Income Fund, Ltd.*	1,900,000	4.26%	2,120,267
Revelation Special Situations Offshore Fund, Ltd.	298,413	0.61%	304,734
WAF Offshore Fund, Ltd.*	2,175,000	4.93%	2,452,058
	9,148,413		10,183,717

See Accompanying Notes to Financial Statements

1

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Schedule of Investments at March 31, 2013 (concluded)

	Cost	Percentage of Net Assets	Fair Value

Investments in Portfolio Funds (98.21%)# (concluded)

Tactical Trading (19.36%)
CCP Quantitative Fund, Ltd.	$1,875,000	4.05%	$2,011,525
Diamondback Offshore Fund, Ltd.*	76,258	0.16%	79,223
Discovery Global Focus Fund, Ltd.**	2,000,000	5.41%	2,693,933
Keynes Leveraged Quantitative Strategies Fund, Ltd.	1,900,000	3.87%	1,927,784
Kohinoor Core Fund	910,000	1.53%	760,677
Rubicon Global Fund	2,000,000	4.34%	2,156,502
	8,761,258		9,629,644
Total Investments in Portfolio Funds (98.21%)	$45,234,671		48,853,715
Other Assets, Less Liabilities (1.79%)			892,450
Net Assets (100.00%)			$49,746,165

#	Non-income producing securities.
*	Portfolio Fund has suspended redemptions or invoked gate provisions, or represents a similarly restricted investment.
**	Semi-annual liquidity.

See Accompanying Notes to Financial Statements

2

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Assets, Liabilities and Net Assets

March 31, 2013

Assets

Investments in Portfolio Funds, at fair value (cost $45,234,671)	$48,853,715
Cash	3,502,519
Redemption receivable from Portfolio Funds	1,938,491
Due from affiliate	58,042

Total assets	54,352,767

Liabilities

Redemptions payable	3,238,326
Subscriptions received in advance	1,005,000
Advisory fee payable	186,500
Professional fees payable	52,200
Service fee payable	31,083
Board of Trustees’ fees	11,500
Distribution fee payable	6,217
Other accrued expenses	75,776

Total liabilities	4,606,602

Net Assets	$49,746,165

Represented by:
Share capital transactions (net)	$49,505,453
Accumulated net investment loss	(3,017,713)
Accumulated net realized loss	(360,619)
Accumulated net unrealized appreciation on investments	3,619,044

Net Assets	$49,746,165

Net asset value per share	$101.21

Number of authorized shares	unlimited
Number of outstanding shares	491,496.776

See Accompanying Notes to Financial Statements

3

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Operations

For the Year Ended March 31, 2013

Expenses
Advisory fee	$603,925
Professional fees	197,735
Accounting and administration fees	151,442
Service fee	100,654
Offering expenses	62,439
Board of Trustees’ fees	49,000
Custodian fees	35,915
Distribution fee	20,131
Miscellaneous	21,956

Total expenses	1,243,197

Expense reimbursements	(321,921)

Net expenses	921,276

Net investment loss	(921,276)

Net realized and unrealized gain on investments in Portfolio Funds
Net realized gain from investments in Portfolio Funds	101,304
Net change in unrealized appreciation on investments in Portfolio Funds	2,891,636

Net realized and unrealized gain on investments in Portfolio Funds	2,992,940

Net increase in net assets resulting from operations	$2,071,664

See Accompanying Notes to Financial Statements

4

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets

	For the Year Ended March 31, 2013	For the Period from November 1, 2011 (Commencement of Operations) to March 31, 2012

Net assets, beginning of year/period	$27,697,983	$—

Operating activities
Net investment loss	(921,276)	(246,858)
Net realized gain (loss) from investments	101,304	(67,567)
Net change in unrealized appreciation on investments in Portfolio Funds	2,891,636	727,408

Net increase in net assets resulting from operations	2,071,664	412,983

Distributions to shareholders
From net investment income	(2,243,935)	—

Net decrease in net assets resulting from distributions	(2,243,935)	—

Share capital transactions
Proceeds from issuance of shares	30,869,159	27,285,000
Proceeds from reinvestment of distributions	2,047,976	—
Payments on redemption of shares	(10,696,682)	—

Net increase in net assets resulting from capital transactions	22,220,453	27,285,000

Net increase in net assets	22,048,182	27,697,983

Net assets, end of year/period*	$49,746,165	$27,697,983

* Includes accumulated net investment loss	$(3,017,713)	$(246,858)

See Accompanying Notes to Financial Statements

5

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Cash Flows

For the Year Ended March 31, 2013

Cash flows from operating activities:

Net increase in net assets resulting from operations	$2,071,664
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of Portfolio Funds, net of change in investments in Portfolio Funds paid in advance	(31,185,000)
Proceeds from redemption of Portfolio Funds, net of change in redemptions receivable from Portfolio Funds	11,749,608
Net realized gain from investments in Portfolio Funds	(101,304)
Net change in unrealized appreciation on investments in Portfolio Funds	(2,891,636)
Decrease in deferred offering costs	62,439
Decrease in due from affiliate	428,758
Increase in advisory fee payable	88,002
Decrease in professional fees payable	(1,771)
Decrease in Board of Trustees’ fees payable	(6,000)
Increase in service fees payable	14,665
Increase in distribution fee payable	2,935
Increase in other accrued expenses	37,113

Net cash used in operating activities	(19,730,527)

Cash flows from financing activities:

Capital subscriptions, net of change in subscriptions received in advance	30,094,159
Distributions paid	(195,959)
Capital redemptions, net of change in redemptions payable	(7,458,356)

Net cash provided by financing activities	22,439,844

Net increase in cash	2,709,317
Cash at beginning of year	793,202
Cash at end of year	$3,502,519

Supplemental disclosure of non-cash items:

Reinvestment of distributions	$2,047,976

See Accompanying Notes to Financial Statements

6

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013

1.	Organization

Lazard Alternative Strategies 1099 Fund (the “Fund”) was formed on June 28, 2011 as a Delaware statutory trust, and commenced operations on November 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in hedge funds and other similar investment vehicles that are managed by a select group of portfolio managers (the “Portfolio Managers”) who invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund primarily invests in portfolio funds which are investment funds or investment companies which are not registered under the 1940 Act (the “Portfolio Funds”).

Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC (“LAM”), a Delaware limited liability company, serves as the Fund’s investment adviser (the “Investment Adviser” or “Lazard Alternatives”) pursuant to an investment advisory and management agreement under which it provides discretionary investment advice and day-to-day management services to the Fund.

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Net Asset Valuation

The net asset value of the Fund is determined as of the close of business on the last business day of each month. The Fund values interests in Portfolio Funds, valued at $48,853,715 (89.88% of total assets) as of March 31, 2013, at fair value in accordance with procedures established by the Board of Trustees of the Fund (the “Board”), which ordinarily will be the practical expedient, as defined under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement and Disclosures, determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective memoranda and articles of association, limited partnership agreements, limited liability company agreements and offering memoranda. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ offering documents.

If the Investment Adviser determines that the most recent value reported by a Portfolio Fund does not represent fair value or if a Portfolio Fund fails to report a value to the Fund, a fair value determination is made under procedures established by, and under the general supervision of, the Board.

7

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

Fair Value Measurement: In accordance with U.S. GAAP, the Fund applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques used to develop the measurements of fair value and related inputs during the period. These inputs are summarized in the three broad levels that follow.

Level 1 - Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Fund does not adjust the quoted price for these assets and liabilities.

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds that the Fund has the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

Level 3 - Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that the Fund does not have the ability to redeem at net asset value within ninety days of the measurement date).

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Fund classifies its investments based on the lowest level of input that is significant to the fair value measurement.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfer into Level 3 from Level 2 noted in the reconciliation table below is due to gate provisions imposed by a Portfolio Fund.

The following table summarizes the valuation of the Fund’s investments and the fair value hierarchy levels as of March 31, 2013:

Description	Total Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Event Driven	$14,578,731	$—	$12,847,452	$1,731,279
Long/Short	14,461,623	—	14,461,623	—
Relative Value	10,183,717	—	3,813,516	6,370,201
Tactical Trading	9,629,644	—	6,856,488	2,773,156
Total Investments in Portfolio Funds	$48,853,715	$—	$37,979,079	$10,874,636

8

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

The changes in investments measured at fair value for which the Fund used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that the Fund does not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation / depreciation	Purchases	Redemptions	Transfers in	Transfers out	Balance as of March 31, 2013
Event Driven	$—	$—	$(68,721)	$1,800,000	$—	$—	$—	$1,731,279
Relative Value	2,248,578	—	571,623	3,550,000	—	—	—	6,370,201
Tactical Trading	1,101,246	—	592,687	1,000,000	—	79,223	—	2,773,156
Total	$3,349,824	$—	$1,095,589	$6,350,000	$—	$79,223	$—	$10,874,636

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2013 is $1,071,364 and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2013:

Type of Level 3 Investment	Fair Value as of March 31, 2013	Valuation Techniques	Unobservable Input
Portfolio Funds
Event Driven	$1,731,279	Unadjusted NAV as practical expedient	N/A
Relative Value	6,370,201	Unadjusted NAV as practical expedient	N/A
Tactical Trading	2,773,156	Unadjusted NAV as practical expedient	N/A
Total Level 3 Investments	$10,874,636

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Fund as of March 31, 2013. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other similar restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2013. During the current period, certain Portfolio Funds instituted a gate or suspended redemptions. For Portfolio Funds with gates or suspended redemptions, the Investment Adviser cannot estimate when the gate will be lifted or the suspension removed.

The Portfolio Funds in the event driven strategy rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns may be relatively unaffected by the movements of markets, although the supply of opportunities in particular styles

9

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 15 to 120 day notice period. One Portfolio Fund in this strategy, representing 3.48% of net assets, is subject to investor level gate provisions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Funds in the long/short strategy combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. The long/short strategy aims at seizing opportunities in both rising and falling markets. The strategy covers a wide range of risk and return combinations. The returns from this strategy, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net exposure practiced by most Portfolio Managers. This strategy is predominantly used in equity markets and typically involves some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. All Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The relative value strategy is not dependent on the general direction of market movements, and often involves arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 90 day notice period. Three Portfolio Funds in this strategy, representing 12.81% of net assets, are subject to investor level gate provisions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The tactical trading strategy speculates on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from this type of strategy can be volatile given the liberal use of leverage, often enhanced with derivatives, and the “outright” or un-hedged nature of the positions. The correlation of returns with traditional benchmarks tends to

10

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

be low. The tactical trading strategy can be either system-driven or discretionary. System-driven Portfolio Managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary Portfolio Managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category. The Portfolio Funds within this strategy have weekly to semi-annual liquidity, and are generally subject to a 10 to 90 day notice period. One Portfolio Fund in this strategy, representing 5.41% of net assets, allows for semi-annual redemptions. One Portfolio Fund in this strategy, representing 0.16% of net assets, has suspended redemptions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

b. Offering Costs

Offering costs of $62,439, which represent deferred costs, are presented as an expense in the accompanying Statement of Operations. Initial offering costs were amortized over a period of twelve months beginning November 1, 2011.

c. Investment Income

Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

d. Gains and Losses

Realized gains and losses are calculated on a specific identification method.

e. Fund Expenses

The Fund bears all expenses incurred in the business of the Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; and expenses of meetings of the Board. The Fund also bears the management fee paid to the Investment Adviser. The Fund also bears the service fee and distribution fee paid to Lazard Asset Management Securities LLC (“LAM Securities”). Expenses are recorded on the accrual basis.

11

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

f. Dividends and Distributions

The amount of any dividends the Fund pays will vary over time, depending on market conditions, the composition of the Fund’s investment portfolio, the Fund’s expenses, any distributions made to the Fund by Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund may realize capital gains on the redemption or sale of its interests in Portfolio Funds. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Dividends and distributions are generally taxable to shareholders.

g. Income Taxes

The Fund is classified as an association taxable as a corporation for federal income tax purposes and intends to qualify as a regulated investment company under Subchapter M under the Code. The Fund also intends to distribute substantially all of its investment company taxable income and net capital gains. Therefore, no provision for the payment of federal, state or local taxes has been made. The Fund may be subject to withholding taxes on certain dividends. The Fund’s tax returns will remain open for examination by tax authorities for a period of three years from when they are filed. The Fund is subject to examination by U.S. federal tax authorities and various state tax authorities. The Fund’s tax year-end is October 31. The tax year ended October 31, 2012 is currently subject to examination.

The Fund follows the authoritative guidance for uncertainty in income taxes included in the FASB ASC 740, Income Taxes. This guidance requires the Fund to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit or expense to be recognized is measured as the largest amount of benefit or expense that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Fund recording a tax liability that would reduce net assets or alternatively generate an asset which would increase net assets.

The Fund reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Fund has determined the major tax jurisdictions where the Fund is organized and where the Fund makes investments; however, no reserves for uncertain tax positions were

12

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

g. Income Taxes (continued)

required for any of the Fund’s open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying financial statements. The Fund recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the year ended March 31, 2013, no such amounts were recognized.

U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. At October 31, 2012, as a result of permanent book to tax differences primarily due to the sale of passive foreign investment securities, the Fund made permanent reclassifications which decreased accumulated net investment loss by $394,356 and increased accumulated net realized loss by the same amount. Net assets and net asset value per share were not affected by these reclassifications.

At March 31, 2013, federal tax cost of Portfolio Funds and unrealized appreciation/(depreciation) were as follows:

Gross unrealized appreciation	$2,670,541
Gross unrealized depreciation	(1,366,854)
Net unrealized appreciation/(depreciation)	$1,303,687

Tax cost of Portfolio Funds	$47,550,028

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any. At October 31, 2012, the Fund had $531,460 of short-term capital losses which can be carried forward for an unlimited period.

At October 31, 2012, the components of accumulated earnings on a tax basis were undistributed ordinary income of $2,243,935, accumulated capital losses of $531,460 and unrealized depreciation losses of $978,192.

The tax character of distributions paid to shareholders at December 31, 2012 was comprised of an ordinary dividend of $2,243,935.

h. Cash

At March 31, 2013, $3,502,519 was held in a non-interest bearing account at The Bank of New York Mellon.

13

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

i. Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from these estimates.

3.	Advisory Fee, Related Party and Other Transactions

In addition to managing the Fund’s assets and selecting Portfolio Funds and Portfolio Managers, Lazard Alternatives provides certain management, administration and other services to the Fund, including support services to the Fund, monitoring relations and communications between investors and the Fund, maintaining and preserving certain records of the Fund, assisting in the preparation of, and reviewing and approving filings with state and federal regulators, monitoring compliance with regulatory requirements, and reviewing and arranging for payment of the Fund’s expenses. In consideration for such services, the Fund pays Lazard Alternatives a quarterly advisory fee of 0.375%, computed monthly at the rate of 0.125% (1.50% on an annualized basis) of the Fund’s net assets.

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Investment Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary expenses of the Fund to 2.30% per annum of the Fund’s average monthly net assets. As of March 31, 2013, the Fund has recorded a receivable from the Investment Adviser relating to such expense limitation in the amount of $58,042.

The Fund pays LAM Securities an ongoing quarterly distribution fee, computed monthly, of 0.0125% (0.05% on an annualized basis) of the net assets of the Fund, as compensation for the sale and marketing of the Fund’s shares. The Fund also pays LAM Securities an ongoing quarterly service fee of 0.0625%, computed monthly (0.25% on an annualized basis).

Each member of the Board (“Trustee”) who is not an “interested person” (as defined by the 1940 Act) of the Fund (“Independent Trustees”) receives an annual retainer of $6,000 plus a fee for each meeting attended. As of March 31, 2013, one Trustee is an “interested person” of the Fund. All Independent Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

At March 31, 2013, the Investment Adviser held 165,833.996 shares in the Fund with a total value of $16,784,658, which is equal to approximately 34% of the net assets of the Fund.

14

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

4.	Securities Transactions

Aggregate purchases and proceeds from redemption of Portfolio Funds for the year ended March 31, 2013 amounted to $33,385,000 and $12,126,633, respectively. The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Portfolio Funds. The allocated taxable income is reported to the Fund by the Portfolio Funds.

Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Fund to redeem from such Portfolio Funds. As of March 31, 2013, certain Portfolio Funds with a fair value of $8,180,703 (16.75% of total investments in Portfolio Funds) had investor level gate provisions or suspended redemptions. As of March 31, 2013, a Portfolio Fund, with a fair value of $2,693,933 (5.51% of total investments in Portfolio Funds), only allows semi-annual redemptions.

5.	Offering of Fund Shares; Quarterly Repurchase Offers

Shares may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Shares (defined below) more or less frequently as determined by the Board. Shares are offered at their net asset value per Share, and each Share subscribed for represents a capital contribution to the Fund in that amount. Generally, the minimum initial investment in Shares by an investor is $25,000 and subsequent investments must be at least $10,000. However, various third parties who distribute Shares or otherwise invest in Shares on behalf of their clients may impose higher minimum investment amounts.

The Investment Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders on a quarterly basis as of March 31st, June 30th, September 30th, and December 31st of each year.

6.	Portfolio Funds

The following is a summary of the investment objectives and liquidity provisions of the Portfolio Funds that exceed 5% of the Fund’s net assets at March 31, 2013, as stated in such Portfolio Fund’s offering documents.

The investment objective of Chenavari Multi Strategy Credit Fund Limited is to seek to return superior risk adjusted returns to investors through opportunistic investments in the credit markets, in a range of credit instruments including primarily (but not limited to) credit default swaps, bonds and credit-linked notes. Chenavari Multi Strategy Credit Fund Limited allows monthly redemptions upon 30 days notice.

15

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

6.	Portfolio Funds (continued)

Discovery Global Focus Fund, Ltd. seeks high total returns through investment positions in equity, debt, derivatives and currencies across global markets, with emphasis on emerging market investments. Discovery Global Focus Fund, Ltd. allows semi-annual redemptions, upon 90 days notice.

Lakewood Capital Offshore Fund, Ltd. seeks to generate attractive long-term rates of return with a strict emphasis on capital preservation through long and short investments in all parts of the capital structure and across a broad range of industries and geographies. Lakewood Capital Offshore Fund, Ltd. allows quarterly redemptions upon 60 days notice.

The investment objective of Numen Credit Opportunities Fund Inc. is to generate absolute total rates of return through a variety of risk/reward strategies generally in the credit market regardless of economic and market conditions including the level of defaults experienced in the credit market and the general direction of interest rates. Numen Credit Opportunities Fund Inc. allows monthly redemptions upon 120 days notice.

Permian Fund, Ltd. seeks to achieve absolute returns across market cycles through the implementation of a Western European-focus, value-oriented and event-driven long/short strategy. Permian Fund, Ltd. allows quarterly redemptions upon 60 days notice.

The Fund is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Fund’s portfolio in order to determine whether the Fund’s proportionate share of any investment held by a Portfolio Fund exceeds 5% of the net assets of the Fund as of March 31, 2013.

7.	Share Capital

The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value (“Shares”). All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Transactions for the year ended March 31, 2013 were as follows:

Number of shares issued	304,539.090
Number of shares reinvested	20,655.138
Number of shares redeemed	(106,263.726)
Net increase in shares outstanding	218,930.502
Shares outstanding, beginning of year	272,566.274
Shares outstanding, end of year	491,496.776
16

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

8.	Risk Factors

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Fund maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

To satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Fund’s and its shareholders’ interests.

Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called “side pockets”, sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide. Were the Fund to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund fully liquidates its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund will fluctuate.

9.	Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Fund’s experience, the risk of loss from such claims is considered remote.

17

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (concluded)

10.	Financial Highlights Information

	For the Year Ended	For the Period from November 1, 2011 (Commencement of Operations) to
	March 31, 2013	March 31, 2012
Per Share Operating Performance:
Net asset value at beginning of year/period	$101.62	$100.00
Income (loss) from investment operations:
Net investment loss (a)	(2.33)	(0.95)
Net realized and unrealized gain from investments	7.03	2.57
Total from investment operations	4.70	1.62
Less distributions from:
Net investment income	(5.11)	—
Net asset value at end of year/period	$101.21	$101.62

Ratios and Supplemental Data:
Total return	4.74%	1.62%	(b)

Portfolio turnover rate	32.50%	9.44%	(b)
Ratios to Average Net Assets:
Net investment loss	(2.30%)	(2.30%)	(c)

Expenses, before expense reimbursement	3.10%	5.33%	(c)
Expense reimbursement	(0.80%)	(3.03%)	(c)
Net expenses, after expense reimbursement	2.30%	2.30%	(c)

(a)	Based upon average shares outstanding.
(b)	Not annualized.
(c)	Annualized, except for organizational and offering costs.

11.	Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than additional capital contributions of $3,365,000 that were recorded through May 30, 2013, of which $1,005,000 is included as subscriptions received in advance on the Statement of Assets, Liabilities and Net Assets.

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Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Board of Trustees and Officers (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Trustees:

Kenneth S. Davidson (68)	Trustee

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and advisor, Senior Adviser (July 2012 - present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (50)	Trustee

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President
(1990 – 2006)

Leon M. Pollack (72)	Trustee	Private Investor

Richard Reiss, Jr. (69)	Trustee	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (65)	Trustee	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Trustees(3):

John R. Reinsberg (56)	Trustee	Deputy Chairman of LAM
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Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Board of Trustees and Officers (unaudited) (concluded)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Officers who are not Trustees:

Jagatnarine Churaman (40)	Chief Financial Officer	Director (since March 2009, previously Senior Vice President and Vice President) of LAM

Nathan A. Paul (40)	Vice President and Secretary	Managing Director and General Counsel of LAM

Brian D. Simon (51)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of LAM and Chief Compliance Officer (since January 2009) of LAM and the Fund

(1)	The address of each Trustee and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Trustee and Officer was elected in August 2011. Mr. Davidson, Ms. Eckl, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies, and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies managed by LAM (collectively, the “Lazard Funds,” in total comprised of 28 active investment portfolios) as well as Lazard Alternative Strategies Fund, LLC, a closed-end registered management investment company, managed by the Investment Manager. Each Trustee serves an indefinite term, until his or her successor is elected.

Messrs. Simon and Paul also serve in the same respective capacities for the Lazard Funds. Each officer serves for an indefinite term, until his successor is elected and qualifies or until his earlier resignation or removal.

(3)	Mr. Reinsberg is considered an “interested person” (as defined in the 1940 Act) of the Fund by virtue of his affiliation with the Investment Manager.
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